UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT COMPANY

Investment Company Act file number:	811-3916

Name of Registrant:	Vanguard Specialized Funds

Address of Registrant:	P.O. Box 2600 Valley Forge, PA 19482

Name and address of agent for service:	Heidi Stam, Esquire P.O. Box 876 Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end:	January 31

Date of reporting period:	February 1, 2006 - July 31, 2006

Item 1:	Reports to Shareholders

Vanguard® Energy Fund

> Semiannual Report

July 31, 2006

> Vanguard Energy Fund gained 2.8% for the six months ended July 31, 2006, compared with 4.9% for the S&P Energy Sector Index and a –0.9% average decline for natural resources funds.

> Oil prices rose on the whole, but dipped several times during the fiscal half-year; natural gas prices declined.

> Integrated oil and gas companies made the largest contributions to fund returns. Oil and gas drilling companies were among the detractors.

Contents

Your Fund's Total Returns	1

Chairman's Letter	2

Advisors' Report	6

Fund Profile	9

Performance Summary	10

Financial Statements	11

About Your Fund's Expenses	22

Trustees Approve Advisory Arrangements	24

Glossary	26

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the cover of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Total Returns

Six Months Ended July 31, 2006
Total Return

Vanguard Energy Fund

Investor Shares	2.8%

Admiral™ Shares[1]	2.8

S&P Energy Sector Index	4.9

Average Natural Resources Fund[2]	-0.9

Dow Jones Wilshire 5000 Index	-0.4

Your Fund's Performance at a Glance January 31, 2006-July 31, 2006
			Distributions Per Share
	Starting Share Price	Ending Share Price	Income Dividends	Capital Gains

Vanguard Energy Fund

Investor Shares	$64.50	$66.20	$0.010	$0.065

Admiral Shares	121.13	124.36	0.026	0.122

1 A lower-cost class of shares available to many longtime shareholders and to those with significant investments in the fund.
2 Derived from data provided by Lipper Inc. 1

Chairman’s Letter

Dear Shareholder,

The persistent climb in oil prices took a few brief pauses during the six months ended July 31, 2006, while the price of natural gas declined for much of the period. Many energy-related stocks that have enjoyed sharp gains in recent years pulled back in response. Vanguard Energy Fund gained 2.8% during the six months, a return that wasn’t as strong as the 4.9% advance of the S&P Energy Sector Index but proved better than the –0.9% average retreat among natural resources funds.

The stocks of the largest integrated oil companies held up best during the period, as these diversified behemoths were better able to withstand investor concerns about the effects of a slowing economy on the energy sector. Your fund is not as heavily exposed as the index is to this group, largely explaining the fund’s weaker result relative to its benchmark.

Stocks started strongly, but retreated as the economy slowed

Worrisome economic signals took a toll on stocks, which began the year on an upward trajectory, then reversed course in early May. The U.S. economy expanded at a torrid pace in the first calendar quarter, when gross domestic product jumped at an annualized rate of 5.6%, but economic growth skidded to half that rate in the second quarter. Instability in international oil markets and a slowing domestic housing market added to investors’ concerns.

The broad U.S. stock market closed on July 31 near where it started six months before. Small-capitalization stocks and growth stocks performed poorly, as investors showed increased aversion to risk.

The picture was similar in international markets, where investors were spooked by the specters of rising inflation (largely because of high energy and commodity prices) and slowing growth. However, a weakened U.S. dollar gave a boost to international returns for American investors when gains abroad were converted back into the U.S. currency.

Bonds struggled to maintain footing as interest rates climbed

The Federal Reserve Board raised its target for the federal funds rate three times during the period, to 5.25%, marking the 17th consecutive rate hike since the central bank began its inflation-fighting campaign two years ago. (At its August 8 meeting, the Fed elected to leave its target unchanged.) The broad market for taxable U.S. bonds finished the six months with a modestly positive return, while municipal bond returns fared somewhat better.

Yields of U.S. Treasury securities rose at both ends of the maturity spectrum, but the yield curve remained essentially flat, with a minuscule difference between the yields of the three-month and the 30-year

Market Barometer
	Total Returns Periods Ended July 31, 2006
	Six Months	One Year	Five Years[1]

Stocks

Russell 1000 Index (Large-caps)	0.2%	5.2%	3.4%

Russell 2000 Index (Small-caps)	-3.9	4.2	9.0

Dow Jones Wilshire 5000 Index (Entire market)	-0.4	5.2	4.3

MSCI All Country World Index ex USA (International)	3.9	25.1	12.6

Bonds

Lehman Aggregate Bond Index (Broad taxable market)	0.6%	1.5%	4.8%

Lehman Municipal Bond Index	1.2	2.5	5.0

Citigroup 3-Month Treasury Bill Index	2.3	4.1	2.2

CPI

Consumer Price Index	2.6%	4.1%	2.8%

1 Annualized.

issues. Although stock investors tended to avoid risk, bond investors were less sensitive; high-yield bonds were one of the stronger segments of the bond market.

Largest oil companies made significant contributions

Although Vanguard Energy Fund’s gain during the first half of its fiscal year may look weak next to the 30%-plus annual returns of the past three fiscal years, the return was respectable given the turmoil in the broader markets and the raggedness of oil and gas prices during the six months. While the per-barrel price of oil rose 10% during the half-year, the gain wasn’t smooth, with several dips along the way. Natural gas prices fell 7% during the period.

Energy stocks have enjoyed such a strong run-up in price in recent years that any pause in energy prices was likely to trigger reversals. Investors also reacted to concerns that global growth could slow, further weakening their appetite for stocks that depend on strong global growth. For the fund, that meant negative returns among oil and gas drilling companies GlobalSantaFe, Transocean, and Nabors Industries.

The fund’s largest contributors to performance included integrated oil companies Chevron, ExxonMobil, Marathon Oil, and ConocoPhillips. These companies, by virtue of their size and their control of businesses at each stage from production through consumer marketing, are more immune to oil price swings than are more narrowly focused energy firms.

Annualized Expense Ratios[1] Your fund compared with its peer group
	Investor Shares	Admiral Shares	Average Natural Resources Fund

Energy Fund	0.26%	0.19%	1.47%

1 Fund expense ratios reflect the six months ended July 31, 2006. Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2005.

They have also enjoyed record profits, as oil prices remain elevated. Many of the fund's foreign holdings also performed well, including Russian oil giant Gazprom, Norwegian offshore oil producer Norsk Hydro, British natural gas producer BG Group, and Australia's BHP Billiton, which produces coal and industrial metals. Canada, with a market largely driven by oil and commodity prices, was home to several of the fund's top detractors, including natural gas producer Canadian Natural Resources, Western Oil Sands, and Talisman Energy.

In terms of relative performance, the fund will always be at a disadvantage when energy markets are led by integrated oil companies. During the period, the fund had an average of 45% of its assets deployed to this group, compared with an average of 60% for its benchmark. The mismatch is deliberate: A sector fund is already focused on one corner of the market. Vanguard's approach is to diversify holdings as much as possible, to bring a measure of risk-control to this highly volatile market segment.

The Energy Fund is positioned as a long-term holding

Vanguard's approach to diversification extends to diversity of thought. For that reason, two advisors share the management of assets in the fund: Wellington Management Company and Vanguard Quantitative Equity Group. Each has its own methodology for selecting companies that offer sound management, high-quality assets, and attractive valuations.

The fund's relative diversification within a narrow sector and its two-pronged approach to stock selection, we believe, will serve investors well over the long term. But the fund remains a sector-specific fund that is best used to enhance a balanced portfolio of stock, bond, and money market funds. The long-term outlook for energy investments remains strong. However, the downturn that energy stocks experienced during the fiscal half-year--based on minor pullbacks in oil prices--is a reminder of the volatility that investors face in this sector.

Thank you for your continued confidence in Vanguard.
Sincerely,

John J. Brennan
Chairman and Chief Executive Officer
August 11, 2006

Advisors' Report

During the six months ended July 31, 2006, Vanguard Energy Fund returned 2.8%. The performance reflected the combined efforts of your fund's two advisors. The use of multiple advisors enhances the fund's diversification by providing exposure to distinct, yet complementary, investment approaches.

The advisors, the percentage of fund assets each manages, and brief descriptions of their investment strategies are presented in the table below. Each advisor has also provided a discussion of the investment environment that existed during the past six months and of how portfolio positioning reflects this assessment.

Wellington Management
Company, LLP

Portfolio Managers:
Karl E. Bandtel, Senior Vice President
James A. Bevilacqua, Senior Vice President

The environment for energy investing has been positive over the last six months. The barrel price of oil began the calendar year in the low $60s and fluctuated throughout the period. Geopolitical concerns in oil-producing countries tended to increase commodity prices, while worries about an economic slowdown and inventory increases helped keep prices in range. Oil prices were in the mid $70s per barrel during July.

Natural gas prices moved lower during the period, falling to around $6 per 1,000 cubic feet, after starting the calendar year

Vanguard Energy Fund Investment Advisors
	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy

Wellington Management	85	9,180	Emphasizes long-term, total return opportunities
Company, LLP			from the various energy subsectors: international
			oils,foreign integrated oils and foreign producers,
			North American producers, oil service and
			equipment,transportation and distribution, and
			refining and marketing.

Vanguard Quantitative Equity Group	15	1,593	Conducts quantitative portfolio management using models that
			assess valuation,marketplace sentiment, and balance-sheet
			characteristics of companies compared with their peers.

at historic highs near $10 per 1,000 cubic feet. Inventories of natural gas grew during the half-year and ended the period at record levels for this time of year. Although gas prices have fallen and are low relative to oil prices, drilling rates have remained at high levels. Drilling activity has stayed relatively steady, in part because of favorable pricing on the forward curve. (The curve provides an indication of prices for gas that will be delivered in the future.)

Some of our best-performing holdings during the period came from a variety of energy subsectors: BG Group, Lukoil, and Gazprom—foreign integrated; Marathon Oil and Occidental Petroleum—domestic integrated; Valero Energy—refining and marketing; and Norsk Hydro and EnCana—exploration and production.

Overall, few energy stocks had negative returns for the six months. However, two positions that worked against us were Canadian Natural Resources and Western Oil Sands, whose share prices are extremely sensitive to movements in oil prices.

In our portfolio, we continued to emphasize long-term total return opportunities from companies in the various energy subsectors: international oils, foreign integrated oils and foreign producers, North American producers, oil service and equipment, transportation and distribution, and refining and marketing. Relative to six months ago, the weighting in domestic producers and international oils decreased. The weighting in domestic integrated oils, foreign producers, and oil service and equipment increased.

During the period, we added to our position in Weatherford International. The company is well-positioned to harvest unconventional resources in the Western hemisphere and to gain market share in the Eastern hemisphere by leveraging its infrastructure there.

We eliminated our position in Anadarko Petroleum after the company acquired Kerr-McGee and Western Gas Resources. We also sold our holdings in Arch Coal, since we are reducing our exposure to coal stocks following the strong appreciation of the last several years. Finally, we eliminated our position in Arkema, after the company was spun off from its parent, Total.

Vanguard Quantitative Equity
Group

Portfolio Manager:
James D. Troyer, CFA, Principal

Our quantitative investment process evaluates a security’s attractiveness on three dimensions: valuation, sentiment, and balance-sheet characteristics. Our experience is that each of our underlying models performs well over long time frames, but that their effectiveness varies over shorter periods. In the past six months, our valuation component had the most success of the three dimensions of our model, while the other indicators were less successful. This model of diversification helps reduce the excess return volatility that our portfolio can experience relative to a constructed benchmark of global energy stocks.

A defining characteristic of our strategy is that we do not maintain a “view” on the overall market for energy shares that is reflected in our portfolio. We will always be fully invested, and focus solely on overweighting those global energy stocks that our models indicate will outperform, while avoiding securities that we believe will underperform. We apply a rigorous risk-control process to neutralize unintended exposure to market capitalization, volatility, and industry risks beyond those of the benchmark—such differences are “bets” that we feel do not add value over the long term. The result is a portfolio that makes many small bets on individual stocks and attempts to capture the tendency of the market to overreact or underreact to new information.

Fund Profile
As of July 31, 2006

Portfolio Characteristics
	Fund	Broad Index[1]

Number of Stocks	97	4,981

Median Market Cap	$41.5B	$70.9B

Price/Earnings Ratio	11.6x	19.1x

Price/Book Ratio	3.0x	2.7x

Yield		1.8%

Investor Shares	1.6%

Admiral Shares	1.6%

Return on Equity	21.6%	17.1%

Earnings Growth Rate	24.0%	9.8%

Foreign Holdings	43.8%	2.5%

Turnover Rate	17%[2]	—

Expense Ratio		—

Investor Shares	0.26%[2]

Admiral Shares	0.19%[2]

Short-Term Reserves[3]	6%	—

Sector Diversification[4] (% of portfolio)

Coal & Consumable Fuels	3%

Integrated Oil & Gas	50

Materials	3

Oil & Gas Drilling	5

Oil & Gas Equipment & Services	10

Oil & Gas Exploration & Production	16

Oil & Gas Refining & Marketing	5

Oil & Gas Storage & Transportation	1

Utilities	1

Short-Term Reserves3	6%

Volatility Measures[5]
Fund Versus Broad Index[1]

R-Squared	0.25

Beta	1.08

Ten Largest Holdings[6] (% of total net assets)

ExxonMobil Corp.	6.2%

Chevron Corp.	4.9

ConocoPhillips Co.	4.1

Total SA	4.1

Royal Dutch Shell PLC	3.5

Valero Energy Corp.	3.5

Schlumberger Ltd.	3.2

BP PLC ADR	3.2

BHP Billiton Ltd. ADR	2.8

ENI SpA	2.8

Top Ten	38.3%

Country Diversification (% of portfolio)

United States	50%

Canada	12

United Kingdom	9

France	4

Norway	4

Australia	3

Russia	3

Italy	3

Brazil	2

China	1

Spain	1

South Africa	1

Netherlands	1

Short-Term Reserves3	6%

Investment Focus

1 Dow Jones Wilshire 5000 Index.
2 Annualized.
3 Short-term reserves exclude futures and currency contracts held by the fund.
4 Sector percentages combine U.S. and international holdings.
5 For an explanation of R-squared, beta, and other terms used here, see the Glossary on page 26.
6 "Ten Largest Holdings" excludes any temporary cash investments and equity index products.

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (5): January 31, 1996-July 31,2006

Average Annual Total Returns: Periods Ended June 30, 2006
This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

	Inception Date	One Year	Five Years	Ten Years

Investor Shares[2]	5/23/1984	37.25%	25.08%	17.99%

Admiral Shares[2]	11/12/2001	37.33	28.133	—

1 Six months ended July 31, 2006.
2 Total return figures do not reflect the 1% fee assessed on redemptions of shares held less than one year.
3 Return since inception.
  Note: See Financial Highlights tables on pages 16 and 17 for dividend and capital gains information.

Financial Statements (unaudited)

Statement of Net Assets
As of July 31, 2006

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

	Shares	Market Value• ($000)

Common Stocks (93.6%)[1]

United States (49.8%)

Energy Equipment & Services (14.0%)
Oil & Gas Drilling (5.2%)
* Transocean Inc.	2,883,100	222,662
GlobalSantaFe Corp.	3,199,100	175,727
* Nabors Industries, Inc.	2,427,600	85,743
Rowan Cos., Inc.	656,500	22,236
ENSCO International, Inc.	358,800	16,584
Patterson-UTI Energy, Inc.	554,000	15,689
Helmerich & Payne, Inc.	482,600	13,358
* Pride International, Inc.	180,000	5,377
Diamond Offshore
Drilling, Inc.	15,600	1,231

Oil & Gas Equipment & Services (8.8%)
Schlumberger Ltd.	5,150,900	344,338
Baker Hughes, Inc.	2,648,100	211,716
* Weatherford
International Ltd.	4,443,500	208,134
Halliburton Co.	5,363,800	178,936
* Cameron
International Corp.	122,700	6,185
* SEACOR Holdings Inc.	45,500	3,701
* FMC Technologies Inc.	18,700	1,178
* Grant Prideco, Inc.	14,100	642

		1,513,437

Gas Utilities (0.9%)
Equitable Resources, Inc.	2,688,800	96,824

Oil, Gas & Consumable Fuels (34.9%)
Coal & Consumable Fuels (2.8%)
CONSOL Energy, Inc.	4,190,200	172,469
Peabody Energy Corp.	2,633,900	131,432

Integrated Oil & Gas (20.6%)
ExxonMobil Corp.	9,889,700	669,928
Chevron Corp.	8,063,428	530,412
ConocoPhillips Co.	6,449,643	442,704
Marathon Oil Corp.	2,847,600	258,106
Occidental
Petroleum Corp.	1,833,300	197,538
Hess Corp.	2,207,100	116,756

Oil & Gas Exploration & Production (6.5%)
EOG Resources, Inc.	1,926,903	142,880
Noble Energy, Inc.	2,411,800	122,061
Devon Energy Corp.	1,844,000	119,196
XTO Energy, Inc.	1,849,300	86,899
* Newfield Exploration Co.	1,708,800	79,254
Cabot Oil & Gas Corp.	1,431,300	75,501
Apache Corp.	329,800	23,241
Anadarko Petroleum Corp.	500,300	22,884
Chesapeake Energy Corp.	633,700	20,849
Kerr-McGee Corp.	76,800	5,391

Oil & Gas Refining & Marketing (4.5%)
Valero Energy Corp.	5,587,842	376,788
Sunoco, Inc.	1,541,100	107,168
Tesoro Petroleum Corp.	75,900	5,677

Oil & Gas Storage & Transportation (0.5%)
The Williams
Companies, Inc.	1,307,000	31,695
El Paso Corp.	1,206,100	19,298

		3,758,127

Total United States		5,368,388

International (43.8%)

Argentina (0.3%)
Tenaris SA ADR	443,400	17,257
* Petrobras Energia
Participaciones SA ADR	1,218,309	13,755

		31,012
Australia (2.9%)
BHP Billiton Ltd. ADR	7,265,500	306,604
Santos Ltd.	969,005	8,567

		315,171

	Shares	Market Value• ($000)

Brazil (2.1%)
Petroleo Brasileiro ADR	2,018,100	185,423
Petroleo Brasileiro SA Pfd.	1,073,900	22,199
Petroleo Brasileiro SA	806,700	18,531

		226,153
Canada (12.0%)
Canadian Natural
Resources Ltd.
(New York Shares)	4,391,300	233,793
Suncor Energy, Inc.
(New York Shares)	2,568,500	208,177
EnCana Corp.
(New York Shares)	3,056,000	165,207
Canadian Oil Sands Trust	4,221,175	139,006
Shell Canada Ltd. Class A	3,393,000	118,369
Talisman Energy, Inc.	6,917,958	117,702
Petro Canada
(New York Shares)	2,189,400	97,976
* Western Oil Sands Inc.	3,715,635	85,342
EnCana Corp.	561,500	30,324
TransCanada Corp.	699,500	21,506
Suncor Energy, Inc.	262,700	21,209
Canadian Natural
Resources Ltd.	393,600	20,929
* Petro-Canada	331,800	14,848
Imperial Oil Ltd.	173,000	6,260
* Nexen Inc.	97,900	5,734
* Cameco Corp.	31,200	1,245

		1,287,627
China (1.2%)
China Petroleum and
Chemical Corp. ADR	1,068,500	61,460
PetroChina Co. Ltd.	21,536,000	24,581
China Petroleum &
Chemical Corp.	31,192,000	17,810
Yanzhou Coal
Mining Co. Ltd.
H Shares	18,435,800	13,022
CNOOC Ltd.	11,622,600	9,953

		126,826
France (4.2%)
Total SA ADR	5,752,400	392,486
Total SA	736,383	50,102
Technip SA	278,039	14,978

		457,566
India (0.1%)
* 2 Oil & Natural Gas Corp., Ltd.
Warrants Exp. 7/14/08	234,300	5,904

Italy (2.8%)
ENI SpA ADR	4,076,750	250,231
ENI SpA	1,564,576	47,953

		298,184
Netherlands (0.6%)
Fugro NV	1,420,607	61,022

Norway (3.7%)
Statoil ASA ADR	6,201,900	185,375
Norsk Hydro AS ADR	5,871,500	169,686
Norsk Hydro ASA	595,590	17,022
Statoil ASA	558,565	16,683
* Petroleum
Geo-Services ASA	251,850	13,750
* Petrojarl ASA	185,450	1,179

		403,695
Russia (2.9%)
* OAO Lukoil Holding
Sponsored ADR	1,950,700	169,126
* OAO Gazprom
Sponsored ADR	2,588,322	107,881
^Surgutneftegaz ADR	459,300	33,804

		310,811
South Africa (0.8%)
Sasol Ltd. Sponsored ADR	1,798,600	65,919
Sasol Ltd.	632,800	23,027

		88,946
Spain (0.9%)
Repsol YPF, SA ADR	3,046,300	86,119
Repsol YPF, SA	466,544	13,140

		99,259
United Kingdom (9.3%)
BG Group PLC	21,023,555	282,749
BP PLC ADR	3,878,800	281,291
Royal Dutch Shell PLC
ADR Class B	2,398,426	177,148
Royal Dutch Shell PLC
ADR Class A	2,017,800	142,860
BP PLC	5,074,378	61,719
Royal Dutch Shell PLC
Class A	867,664	30,689
Royal Dutch Shell PLC
Class B	599,391	22,117
Royal Dutch Shell PLC
Class A
(Amsterdam Shares)	117,600	4,162

		1,002,735

Total International		4,714,911

Total Common Stocks
(Cost $5,083,813)		10,083,299

Temporary Cash Investments (6.6%)[1]

Money Market Fund (2.5%)
3 Vanguard Market Liquidity
Fund, 5.276%	244,138,940	244,139
3 Vanguard Market Liquidity
Fund, 5.276%—Note F	20,174,000	20,174

		264,313

	Face Amount ($000)	Market Value• ($000)

U.S. Agency Obligations (0.1%)
4 Federal National Mortgage Assn
5 5.310%, 9/20/06	10,500	10,425
5 5.341%, 10/18/06	5,000	4,944

		15,369

Repurchase Agreement (4.0%)

Deutsche Bank, 5.280%,
8/1/06 (Dated 7/31/06,
Repurchase Value $429,663,000,
collateralized by Federal Home Loan
Mortgage Corp.,
4.000%-5.500%, 9/1/20-7/1/36,
General National Mortgage Assn.,
6.000%, 7/15/17)	429,600	429,600

Total Temporary Cash Investments
(Cost $709,279)		709,282

Total Investments (100.2%)
(Cost $5,793,092)		10,792,581

Other Assets and Liabilities (-0.2%)

Other Assets—Note C		26,373
Liabilities—Note F		(45,487)

		(19,114)

Net Assets (100%)		10,773,467

At July 31, 2006, net assets consisted of:[6]
Amount ($000)

Paid-in Capital	5,406,244
Undistributed Net Investment Income	89,854
Accumulated Net Realized Gains	275,348
Unrealized Appreciation
Investment Securities	4,999,489
Futures Contracts	2,529
Foreign Currencies	3

Net Assets	10,773,467

Investor Shares—Net Assets

Applicable to 105,614,680 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)	6,991,459

Net Asset Value Per Share—
Investor Shares	$66.20

Admiral Shares—Net Assets

Applicable to 30,412,746 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)	3,782,008

Net Asset Value Per Share—
Admiral Shares	$124.36

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Part of security position is on loan to broker-dealers. See Note F in Notes to Financial Statements.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund's effective common stock and temporary cash investment positions represent 96.1% and 4.1%, respectively, of net assets. See Note D in Notes to Financial Statements.
2 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2006, the value of this security represented 0.1% of net assets.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4 The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government. If needed, access to additional funding from the U.S. Treasury (beyond the issuer's line of credit) would require congressional action.
5 Securities with a value of $15,369,000 have been segregated as initial margin for open futures contracts.
6 See Note D in Notes to Financial Statements for the tax-basis components of net assets.
ADR—American Depositary Receipts.

Statement of Operations
Six Months Ended July 31, 2006
($000)

Investment Income

Income

Dividends[1]	88,543

Interest[2]	17,355

Security Lending	2,115

Total Income	108,013

Expenses
Investment Advisory Fees—Note B	2,758

The Vanguard Group—Note C

Management and Administrative

Investor Shares	5,842

Admiral Shares	1,970

Marketing and Distribution

Investor Shares	661

Admiral Shares	239

Custodian Fees	89

Shareholders' Reports

Investor Shares	64

Admiral Shares	6

Trustees' Fees and Expenses	5

Total Expenses	11,634

Net Investment Income	96,379

Realized Net Gain (Loss)

Investment Securities Sold	284,174

Futures Contracts	(6,375)

Foreign Currencies	(93)

Realized Net Gain (Loss)	277,706

Change in Unrealized Appreciation (Depreciation)

Investment Securities	(99,790)

Futures Contracts	290

Foreign Currencies	(3)

Change in Unrealized Appreciation (Depreciation)	(99,503)

Net Increase (Decrease) in Net Assets Resulting from Operations	274,582

1 Dividends are net of foreign withholding taxes of $5,607,000.
2 Interest income from an affiliated company of the fund was $5,450,000.

Statement of Changes in Net Assets

	Six Months Ended July 31, 2006 ($000)	Year Ended Jan. 31, 2006 ($000)

Increase (Decrease) in Net Assets

Operations

Net Investment Income	96,379	116,734

Realized Net Gain (Loss)	277,706	179,898

Change in Unrealized Appreciation (Depreciation)	(99,503)	3,268,127

Net Increase (Decrease) in Net Assets Resulting from Operations	274,582	3,564,759

Distributions

Net Investment Income

Investor Shares	(1,029)	(72,401)

Admiral Shares	(736)	(33,730)

Realized Capital Gain[1]

Investor Shares	(6,668)	(103,770)

Admiral Shares	(3,467)	(41,708)

Total Distributions	(11,900)	(251,609)

Capital Share Transactions—Note G

Investor Shares	110,542	(705,544)

Admiral Shares	578,646	1,842,807

Net Increase (Decrease) from Capital Share Transactions	689,188	1,137,263

Total Increase (Decrease)	951,870	4,450,413

Net Assets

Beginning of Period	9,821,597	5,371,184

End of Period[2]	10,773,467	9,821,597

1 Includes fiscal 2007 and 2006 short-term gain distributions totaling $6,557,000 and $3,116,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $89,854,000 and ($4,667,000).

Financial Highlights

Energy Fund Investor Shares
For a Share Outstanding	Six Months Ended July 31,	Year Ended January 31,
Throughout Each Period	2006	2006	2005	2004	2003	2002

Net Asset Value,
Beginning of Period	$64.50	$40.85	$29.99	$22.85	$24.76	$26.93

Investment Operations
Net Investment Income	.585	.813	.529	.435	.392	.428

Net Realized and Unrealized Gain (Loss) on Investments[1]	1.190	24.606	11.052	7.839	(.349)	(.660)

Total from Investment Operations	1.775	25.419	11.581	8.274	.043	(.232)

Distributions

Dividends from
Net Investment Income	(.010)	(.740)	(.524)	(.390)	(.360)	(.400)

Distributions from
Realized Capital Gains	(.065)	(1.029)	(.197)	(.744)	(1.593)	(1.538)

Total Distributions	(.075)	(1.769)	(.721)	(1.134)	(1.953)	(1.938)

Net Asset Value, End of Period	$66.20	$64.50	$40.85	$29.99	$22.85	$24.76

Total Return[2]	2.76%	62.93%	38.90%	36.49%	-0.02%	-0.55%

Ratios/Supplemental Data

Net Assets, End of Period (Millions)	$6,991	$6,733	$4,822	$2,434	$1,298	$1,258

Ratio of Total Expenses to
Average Net Assets	0.26%[3]	0.28%	0.32%	0.38%	0.40%	0.39%

Ratio of Net Investment Income to
Average Net Assets	1.90%[3]	1.57%	1.67%	1.79%	1.56%	1.57%

Portfolio Turnover Rate[4]	17%[3]	10%	1%	26%	23%	28%

1 Includes increases from redemption fees of $.02, $.03, $.02, $.00, $.01, and $.01.
2 Total returns do not reflect the 1% fee assessed on redemptions of shares held for less than one year.
3 Annualized.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.

Energy Fund Admiral Shares
For a Share Outstanding	Six Months Ended July 31,	Year Ended January 31,				Nov. 12, 2001[1] to Jan. 31,
Throughout Each Period	2006	2006	2005	2004	2003	2002

Net Asset Value,
Beginning of Period	$121.13	$76.71	$56.30	$42.89	$46.48	$50.00

Investment Operations

Net Investment Income	1.144	1.561	1.034	.847	.758	.118

Net Realized and Unrealized Gain (Loss) on Investments[2]	2.234	46.217	20.770	14.721	(.658)	.010

Total from Investment Operations	3.378	47.778	21.804	15.568	.100	.128

Distributions

Dividends from
Net Investment Income	(.026)	(1.425)	(1.024)	(.760)	(.698)	(.760)

Distributions from
Realized Capital Gains	(.122)	(1.933)	(.370)	(1.398)	(2.992)	(2.888)

Total Distributions	(.148)	(3.358)	(1.394)	(2.158)	(3.690)	(3.648)

Net Asset Value, End of Period	$124.36	$121.13	$76.71	$56.30	$42.89	$46.48

Total Return[3]	2.80%	63.00%	39.02%	36.58%	0.02%	0.57%

Ratios/Supplemental Data

Net Assets, End of Period (Millions)	$3,782	$3,088	$549	$208	$103	$58

Ratio of Total Expenses to
Average Net Assets	0.19%[4]	0.22%	0.26%	0.32%	0.34%	0.34%[4]

Ratio of Net Investment Income to
Average Net Assets	1.97%[4]	1.63%	1.70%	1.85%	1.59%	0.53%[4]

Portfolio Turnover Rate5	17%[4]	10%	1%	26%	23%	28%

1 Inception.
2 Includes increases from redemption fees of $.03, $.03, $.03, $.01, $.02, and $.03.
3 Total returns do not reflect the 1% fee assessed on redemptions of shares held for less than one year.
4 Annualized.
5 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.

Notes to Financial Statements

Vanguard Energy Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund files reports with the SEC under the company name Vanguard Specialized Funds. The fund may invest in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of United States corporations. The fund offers two classes of shares, Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, servicing, tenure, and account-size criteria.

A.     The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1.     Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2.     Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rates on the valuation date as employed by Morgan Stanley Capital International (MSCI) in the calculation of its indexes. As part of the fund’s fair value procedures, exchange rates may be adjusted if they change significantly before the fund’s pricing time but after the time at which the MSCI rates are determined (generally 11:00 a.m. Eastern time).

Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the asset or liability is settled in cash, when they are recorded as realized foreign currency gains (losses).

3.     Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

4.     Repurchase Agreements: The fund may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

5.     Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

6.     Distributions: Distributions to shareholders are recorded on the ex-dividend date.

7.     Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

8.     Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B.     Wellington Management Company, LLP, provides investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor.

The Vanguard Group provides investment advisory services to a portion of the fund on an at-cost basis; the fund paid Vanguard advisory fees of $139,000 for the six months ended July 31, 2006.

For the six months ended July 31, 2006, the aggregate investment advisory fee represented an effective annual rate of 0.06% of the fund’s average net assets.

C.     The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At July 31, 2006, the fund had contributed capital of $1,146,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 1.15% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D.     Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

During the six months ended July 31, 2006, the fund realized net foreign currency losses of $93,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized gains to undistributed net investment income.

At July 31, 2006, net unrealized appreciation of investment securities for tax purposes was $4,999,489,000, consisting of unrealized gains of $5,027,992,000 on securities that had risen in value since their purchase and $28,503,000 in unrealized losses on securities that had fallen in value since their purchase.

At July 31, 2006, the aggregate settlement value of open futures contracts expiring in September 2006 and the related unrealized appreciation (depreciation) were:

		($000)
Futures Contracts	Number of Long Contracts	Aggregate Settlement Value	Unrealized Appreciation (Depreciation)

S&P 500 Index	438	140,357	668

E-mini S&P 500 Index	1,925	123,373	1,861

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E.     During the six months ended July 31, 2006, the fund purchased $1,475,123,000 of investment securities and sold $784,077,000 of investment securities other than temporary cash investments.

F.     The market value of securities on loan to broker-dealers at July 31, 2006, was $19,283,000, for which the fund received cash collateral of $20,174,000.

G.     Capital share transactions for each class of shares were:

	Six Months Ended July 31, 2006		Year Ended January 31, 2006
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)

Investor Shares

Issued	1,170,019	18,403	2,361,160	44,701

Issued in Lieu of Cash Distributions	7,406	120	169,002	3,051

Redeemed[1]	(1,066,883)	(17,303)	(3,235,706)	(61,397)

Net Increase (Decrease)—Investor Shares	110,542	1,220	(705,544)	(13,645)

Admiral Shares

Issued	866,686	7,391	2,119,452	21,056

Issued in Lieu of Cash Distributions	3,856	33	68,893	653

Redeemed1	(291,896)	(2,505)	(345,538)	(3,374)

Net Increase (Decrease)—Admiral Shares	578,646	4,919	1,842,807	18,335

1 Net of redemption fees of $2,670,000 and $3,440,000, respectively (fund totals).

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on page 23 illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only; they do not include your fund’s low-balance fee or the 1% fee on redemptions of shares held for less than one year. These fees are fully described in the prospectus. If the fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate fund prospectus.

Six Months Ended July 31, 2006
Energy Fund	Beginning Account Value 1/31/2006	Ending Account Value 7/31/2006	Expenses Paid During Period[1]

Based on Actual Fund Return

Investor Shares	$1,000.00	$1,027.61	$1.31

Admiral Shares	1,000.00	1,027.98	0.96

Based on Hypothetical 5% Yearly Return

Investor Shares	$1,000.00	$1,023.51	$1.30

Admiral Shares	1,000.00	1,023.85	0.95

1	These calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.26% for Investor Shares and 0.19% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month peiod, then divided by the number of days in the most recent 12-month period.

Trustees Approve Advisory Arrangements

The board of trustees of Vanguard Energy Fund has approved the fund’s investment advisory arrangement with The Vanguard Group, Inc. The board also has approved an amended investment advisory agreement between the fund and Wellington Management Company, LLP. The amended agreement changes the process for the quarterly calculation of asset-based fees. The calculation now will be based on the average daily net assets of the fund rather than the average month-end net assets. The board determined that the retention of the advisors was in the best interests of the fund and its shareholders.

The board decided to approve the arrangements with the advisors based upon an evaluation of each advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board considered the quality of the fund’s investment management over both short- and long-term periods, and took into account the organizational depth and stability of each advisor. The board noted the following:

• The Vanguard Group. Vanguard, through its Quantitative Equity Group, has been managing investments for more than two decades. George U. Sauter, Vanguard managing director and chief investment officer, has been in the investment management business since 1985. The Quantitative Equity Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth. The Group has advised Vanguard Energy Fund since 2005.

• Wellington Management Company. Founded in 1928, Wellington Management Company is among the nation’s oldest and most respected institutional investment managers. The firm has advised Vanguard Energy Fund since 1984. The investment team at Wellington Management uses a bottom-up investment approach, in which stocks are selected based on the advisor’s estimates of fundamental investment value. The advisor’s investment process emphasizes company fundamentals, management track record, and security valuation.

The board concluded that each advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangements with the amendment described above.

Investment performance

The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance of a relevant benchmark and peer group. The board concluded that each advisor has carried out its investment strategy in disciplined fashion, and the results provided by each advisor have allowed the fund to outperform both the fund’s benchmark and its average peer fund since the fund’s inception. Information about the fund’s performance, including some of the performance data considered by the board, can be found in the Performance Summary section of this report.

Cost

The board concluded that the fund’s expense ratio was far below the average expense ratio charged by funds in its peer group. The board noted that the fund’s advisory expense ratio was also well below the peer-group average. Information about the fund’s expense ratio appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the fund’s advisory fee rate.

The board does not conduct a “profitability” analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders. The board did not consider profitability of Wellington Management in determining whether to approve the advisory fee, because Wellington Management is independent of Vanguard, and the advisory fee is the result of arm’s-length negotiations.

The benefit of economies of scale

The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the advisory fee schedule with Wellington Management. The breakpoints reduce the effective rate of the fee as the fund’s assets managed by Wellington Management increase. The board also concluded that the fund’s low-cost arrangement with Vanguard ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as the fund’s assets managed by Vanguard increase.

The board will consider whether to renew the advisory arrangements again after a one-year period.

Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund’s beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Yield. A snapshot of a fund’s income from interest and dividends. The yield, expressed as a percentage of the fund’s net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of income provided by securities in the index.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis. A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds. Among board members’ responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Chairman of the Board, Chief Executive Officer, and Trustee John J. Brennan[1]

Born 1954	Principal Occupation(s) During the Past Five Years: Chairman of the Board,
Trustee since May 1987;	Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc.,
Chairman of the Board and	and of each of the investment companies served by The Vanguard Group.
Chief Executive Officer
140 Vanguard Funds Overseen

Independent Trustees

Charles D. Ellis

Born 1937	Principal Occupation(s) During the Past Five Years: Applecore Partners
Trustee since January 2001	(pro bono ventures in education); Senior Advisor to Greenwich Associates
140 Vanguard Funds Overseen	(international business strategy consulting); Successor Trustee of Yale
University; Overseer of the Stern School of Business at New York University;
Trustee of the Whitehead Institute for Biomedical Research.

Rajiv L. Gupta

Born 1945	Principal Occupation(s) During the Past Five Years: Chairman and Chief
Trustee since December 2001[2]	Executive Officer of Rohm and Haas Co. (chemicals) since 1999; Board
140 Vanguard Funds Overseen	Member of the American Chemistry Council; Director of Tyco International, Ltd.
(diversified manufacturing and services) since 2005; Trustee of Drexel
University and of the Chemical Heritage Foundation.

Amy Gutmann

Born 1949	Principal Occupation(s) During the Past Five Years: President of the University
Trustee since June 2006	of Pennsylvania since 2004; Professor in the School of Arts and Sciences,
140 Vanguard Funds Overseen	Annenberg School for Communication, and Graduate School of Education of
the University of Pennsylvania since 2004; Provost (2001-2004) and Laurance
S. Rockefeller Professor of Politics and the University Center for Human Values
(1990-2004), Princeton University; Director of Carnegie Corporation of
New York since 2005 and of Schuylkill River Development Corporation and Greater Philadelphia Chamber of Commerce since 2004.

JoAnn Heffernan Heisen

Born 1950	Principal Occupation(s) During the Past Five Years: Corporate Vice President
Trustee since July 1998	and Chief Global Diversity Officer since 2006, Vice President and Chief
140 Vanguard Funds Overseen	Information Officer (1997-2005), and Member of the Executive Committee of
Johnson & Johnson (pharmaceuticals/consumer products); Director of the
University Medical Center at Princeton and Women's Research and
Education Institute.

Andre F. Perold

Born 1952	Principal Occupation(s) During the Past Five Years: George Gund Professor
Trustee since December 2004	of Finance and Banking, Harvard Business School (since 2000); Senior
140 Vanguard Funds Overseen	Associate Dean, Director of Faculty Recruiting, and Chair of Finance Faculty,
Harvard Business School; Director and Chairman of UNX, Inc. (equities trading firm) (since 2003); Director of registered investment companies advised by
Merrill Lynch Investment Managers and affiliates (1985-2004),Genbel
Securities Limited (South African financial services firm) (1999-2003), Gensec
Bank (1999-2003), Sanlam, Ltd. (South African insurance company).
(2001-2003), and Stockback, Inc. (credit card firm) (2000-2002)

Alfred M. Rankin, Jr

Born 1941	Principal Occupation(s) During the Past Five Years: Chairman, President,
Trustee since January 1993	Chief Executive Officer, and Director of NACCO Industries, Inc. (forklift
140 Vanguard Funds Overseen	trucks/housewares/lignite); Director of Goodrich Corporation (industrial products/aircraft systems and services).

J. Lawrence Wilson

Born 1936	Principal Occupation(s) During the Past Five Years: Retired Chairman and
Trustee since April 1985	Chief Executive Officer of Rohm and Haas Co. (chemicals); Director of
140 Vanguard Funds Overseen	Cummins Inc. (diesel engines),MeadWestvaco Corp. (packaging products), and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of
Vanderbilt University and of Culver Educational Foundation.

Executive Officers[1]

Heidi Stam

Born 1956	Principal Occupation(s) During the Past Five Years: Managing Director since
Secretary since July 2005	July 2006,General Counsel since July 2005, and Secretary of Vanguard and of
140 Vanguard Funds Overseen	each of the investment companies served by The Vanguard Group since July
2005; Principal of The Vanguard Group, Inc. (1997-2006).

Thomas J. Higgins

Born 1957	Principal Occupation(s) During the Past Five Years: Principal of The Vanguard
Treasurer since July 1998	Group, Inc.;Treasurer of each of the investment companies served by The
140 Vanguard Funds Overseen	Vanguard Group.

Vanguard Senior Management Team
R. Gregory Barton	Kathleen C. Gubanich	Michael S. Miller
Mortimer J. Buckley	Paul A. Heller	Ralph K. Packard
James H. Gately	F. William McNabb, III	George U. Sauter

Founder

John C. Bogle

Chairman and Chief Executive Officer, 1974-1996

1 Officers of the funds are "interested persons" as defined in the Investment Company Act of 1940.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.
   More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

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All comparative mutual fund data are from Lipper Inc.
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This material may be used in conjunction	voting guidelines by visiting our website,
with the offering of shares of any	www.vanguard.com, and searching for "proxy voting
Vanguard fund only if preceded or	guidelines," or by calling Vanguard at 800-662-2739.
accompanied by the fund's current	They are also available from the SEC's website,
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© 2006 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q512 092006

Vanguard® Precious Metals
and Mining Fund

> Semiannual Report

July 31, 2006

> During the six months ended July 31, 2006, Vanguard Precious Metals and Mining Fund returned 7.0%.

>The fund's diversified portfolio helped it to outperform both its benchmark index and the average gold-oriented fund.

>Effective February 2, 2006, the fund closed to new investors, although it remains open for additional investments from existing shareholders.

Contents

Your Fund's Total Returns	1

Chairman's Letter	2

Advisor's Report	6

Fund Profile	8

Performance Summary	9

Financial Statements	10

About Your Fund's Expenses	18

Trustees Approve Advisory Agreement	20

Glossary	21

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the cover of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund's Total Returns

Six Months Ended July 31, 2006

Total Return

Vanguard Precious Metals and Mining Fund	7.0%

S&P/Citigroup Custom Precious Metals and Mining Index	4.9

Average Gold-Oriented Fund[1]	2.8

Dow Jones Wilshire 5000 Index	—0.4

Your Fund’s Performance at a Glance
January 31, 2006—July 31,2006

			Distributions Per Share
	Starting Share Price	Ending Share Price	Income Dividends	Capital Gains

Vanguard Precious Metals and Mining Fund	$27.08	$28.69	$0.02	$0.242

1 Derived from data provided by Lipper Inc.

1

Chairman’s Letter

Dear Shareholder,

Vanguard Precious Metals and Mining Fund returned 7.0% during the six months ended July 31, 2006. This performance outpaced the return of the fund’s benchmark index and was more than 4 percentage points ahead of the average return of gold-oriented funds.

The fund’s diversification paid off during the period, as it continued to invest beyond gold-related stocks, including companies that focus on nonprecious metals and minerals. Because gold-mining stocks lagged those of the broader mining sector during the six months, the fund’s diversification into other metals and minerals helped boost performance.

Effective February 2, 2006, the fund closed to new investors. This step was taken to stem cash flow into the fund, as continued asset growth might threaten the interests of existing shareholders. The fund remains open for additional purchases by existing shareholders.

Stocks started strongly, but retreated as the economy slowed
Worrisome economic signals took a toll on stocks, which began the year on an upward trajectory, then reversed course in early May. The U.S. economy expanded at a torrid pace in the first calendar quarter, when gross domestic product jumped at an annualized rate of 5.6%, but economic growth skidded to half that rate in the second quarter. Instability in international

2

oil markets and a slowing domestic housing market added to investors’ concerns.

The broad U.S. stock market closed on July 31 near where it started six months before. Small-capitalization stocks and growth stocks performed poorly, as investors showed increased aversion to risk.

The picture was similar in international markets, where investors were spooked by the specters of rising inflation (largely because of high energy and commodity prices) and slowing growth. However, a weakened U.S. dollar gave a boost to international returns for American investors when gains abroad were converted back into the U.S. currency.

Bonds struggled to maintain footing as interest rates climbed
The Federal Reserve Board raised its target for the federal funds rate three times during the period, to 5.25%, marking the 17th consecutive rate hike since the central bank began its inflation-fighting campaign two years ago. (At its August 8 meeting, the Fed elected to leave its target unchanged.) The broad market for taxable U.S. bonds finished the six months with a modestly positive return, while municipal bond returns fared somewhat better.

Market Barometer

	Total Returns Periods Ended July 31, 2006
	Six Months	One Year	Five Years[1]

Stocks

Russell 1000 Index (Large-caps)	0.2%	5.2%	3.4%

Russell 2000 Index (Small-caps)	-3.9	4.2	9.0

Dow Jones Wilshire 5000 Index (Entire market)	-0.4	5.2	4.3

MSCI All Country World Index ex USA (International)	3.9	25.1	12.6

Bonds

Lehman Aggregate Bond Index (Broad taxable market)	0.6%	1.5%	4.8%

Lehman Municipal Bond Index	1.2	2.5	5.0

Citigroup 3-Month Treasury Bill Index	2.3	4.1	2.2

CPI

Consumer Price Index	2.6%	4.1%	2.8%

1	Annualized.

3

Yields of U.S. Treasury securities rose at both ends of the maturity spectrum, but the yield curve remained essentially flat, with a minuscule difference between the yields of the 3-month and the 30-year issues. Although stock investors sought to avoid risk, bond investors were less sensitive; high-yield bonds were one of the stronger segments of the bond market.

Your fund's diversified portfolio helped six-month returns
The price of gold was volatile during your fund's fiscal half-year, climbing steadily during the first part of the period before declining sharply in May. Many other metals and minerals followed a similar pattern--including platinum, copper, and zinc--reaching record price levels before dropping in mid-May.

Overall, your fund's diversified portfolio allowed it to benefit from continued strong demand for raw materials from both emerging and developed markets. During the six-month period, the fund's largest holdings were in metals and mining firms, which made up, on average, about 74% of the fund's holdings. In contrast, gold producers made up 20% of the fund's holdings.

Among the fund's top-ten holdings, several provided excellent half-year returns. These included Anglo Platinum (+25%) and Lonmin (+48%), both platinum producers. The French nickel group Eramet (+47%) also turned in a strong performance.

Annualized Expense Ratios1
Your fund compared with its peer group

	Fund	Average Gold-Oriented Fund

Precious Metals and Mining Fund	0.36%	1.67%

1	Fund expense ratio reflects the six months ended July 31, 2006. Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2005.

4

Major holdings that did not perform as well during the period included Aber Diamond (–16%) and Centerra Gold (–30%). In general, gold-mining stocks lagged the broader mining sector.

Sector funds should play a limited role in your portfolio
As with any investment that concentrates on a narrow piece of the stock market, sector funds can be extremely volatile. Because of this, they should never make up the core of your portfolio. However, as a small portion of a broadly diversified portfolio, sector funds—particularly when their returns are not highly correlated with the broader stock market—may help to moderate your portfolio’s overall volatility.

Vanguard Precious Metals and Mining Fund provides investors with narrowly focused exposure to a unique sector of the stock market, keenly attuned to the metals and minerals demands of the global economy. For investors who are comfortable with the risks of such a concentrated holding, the fund can play a useful role.

Thank you for investing with Vanguard.

Sincerely,

John J. Brennan
Chairman and Chief Executive Officer
August 14, 2006

5

Advisor’s Report

Vanguard Precious Metals and Mining Fund produced an absolute return of 7.0% over the fiscal half-year ended July 31, 2006. This result outperformed the benchmark index, which rose 4.9%, as well as the average gold-oriented fund, which returned 2.8%.

The price of gold bullion continued its strong rise during the first part of the six months, surpassing $700 per ounce in mid-May, before succumbing to selling pressure and finishing the period at just under $650 per ounce. A wide range of metals and minerals, from platinum to copper and zinc, followed a similar pattern, reaching record levels in May before suffering a sharp correction because of investors’ concerns that future demand would be constrained by a slowdown in global economic growth.

Against this background, our substantial holdings in platinum shares again proved beneficial, rewarding our long-standing confidence in the extremely strong supply/demand balance for this metal. United Kingdom platinum producer Lonmin and South African producers Anglo Platinum and Impala Platinum Holdings made notable contributions.

Canadian diversified miner Falconbridge continued its strong run after Swiss mining conglomerate Xstrata joined Canadian rival Inco in a bidding war for the company. Reflecting the intensifying competition for strategic assets in the mining industry, Inco’s shares were also pushed higher by bid approaches from two separate rival mining groups. We have since sold both Falconbridge and Inco in favor of more attractively valued alternatives elsewhere.

French nickel group Eramet, a significant player in this highly consolidated industry, also made a strong showing as nickel demand remained robust and investors began to recognize the value of the company’s assets. U.S. coal group CONSOL Energy also had a positive impact as high prices for oil and natural gas increased the attractions of coal as a lower-cost means of power generation.

On the negative side, the fund’s limited exposure to the smaller, more speculative gold producers proved detrimental as investors rewarded these companies, which are more responsive to increases in the gold bullion price. In spite of the outperformance of these stocks during the period, our long-term preference for the larger, more liquid gold stocks such as South African producer AngloGold Ashanti and North American producer Meridian Gold remains in place, because of their more controlled approach to production and costs.

The fund’s large position in Canadian diamond producer Aber Diamond was also a negative as the market struggled to put a value on the company’s recent strategic shift into diamond retailing. However, Aber Diamond is performing well on all fronts and continues to exceed profitability targets. Moreover, fundamentals for the diamond industry remain supportive, with extremely limited new production outstripped by growing jewelry-related demand, particularly from

6

Asia. Elsewhere, U.S. coal producers Arch Coal and Peabody Energy were relatively weak, partly because transport-related issues hampered their ability to deliver production. In spite of this, we continue to view coal as a cost-efficient source of power production, one that provides a secure and less politically volatile alternative to fuel oil and natural gas.

We increased the fund’s exposure to metals and minerals companies with proven track records, healthy cash flow, and strong positions in materials on which industrializing economies are heavily import-dependent. In addition to the above-mentioned platinum, diamond, and coal producers, we added to existing positions in diversified miner Rio Tinto and platinum group Johnson Matthey, which processes the metal for use in autocatalysts, an area where tighter global emissions legislation is driving robust growth.

We added to our position in FMC, a U.S. firm that mines lithium and soda ash while also running a successful niche agrochemicals business; and we established a position in Minerals Technologies, a U.S. company that has developed a technologically advanced process to supply minerals and materials to the papermaking industry. Within the gold sector, we continued to focus on groups that own the large-scale, low-cost assets that will help to offset their difficult operating environment. Additions during the period included gold producers Meridian Gold and Centerra Gold.

We sold holdings that had performed exceptionally well or in which the company’s fundamentals had deteriorated. For example, we disposed of Brazilian iron ore producer Companhia Vale do Rio Doce, which had made an excellent contribution to performance since its introduction to the fund. As stated, we also exited from our positions in Falconbridge and Inco—bid activity had left their shares fully valued.

In spite of heightened volatility during the period, the fund’s investment environment remains supportive. The appetite for raw materials from both emerging and developed nations continues apace, while supply remains tightly controlled as a result of ongoing consolidation in the broader mining sector. In addition, years of underinvestment in new projects have left production capacity struggling to cope with demand. As a consequence, our “stronger-for-longer” view on commodities remains unchanged, a scenario that provides a favorable environment for the mining groups that supply these assets.

The preemptive decision to close the fund to new accounts at the start of February reflected a desire to preserve the fund’s ability to deliver performance through a proven, consistent investment approach. We strongly believe that this action remains in the best interests of existing investors.

Graham E. French, Portfolio Manager
M&G Investment Management Ltd.
August 18, 2006

7

Fund Profile
As of July 31, 2006

Portfolio Characteristics

	Fund	Broad Index[1]

Number of Stocks	42	4,981

Median Market Cap	$4.6B	$70.9B

Price/Earnings Ratio	28.5x	19.1x

Price/Book Ratio	3.9x	2.7x

Return on Equity	16.7%	17.1%

Earnings Growth Rate	15.2%	9.8%

Foreign Holdings	87.7%	2.5%

Turnover Rate	27%[2]	—

Expense Ratio	0.36%[2]	—

Short-Term Reserves	2%	—

Country Diversification (% of portfolio)

Canada	23%

South Africa	18

United Kingdom	17

Australia	17

United States	12

France	6

Germany	3

Peru	2

Short-Term Reserves	2%

Volatility Measures 3

Fund Versus Broad Index[1]

R-Squared	0.29

Beta	1.57

Ten Largest Holdings 4 (%of total net assets)

Lonmin PLC	9.9%

Rio Tinto Group	7.2

Anglo Platinum Ltd. ADR	6.6

Impala Platinum Holdings Ltd. ADR	6.4

Meridian Gold Co.	5.4

Aber Diamond Corp.	5.2

Barrick Gold Inc.	4.6

CONSOL Energy, Inc.	4.2

Eramet SLN	3.7

Peabody Energy Corp.	3.5

Top Ten	56.7%

1	Dow Jones Wilshire 5000 Index.
2	Annualized.
3	For an explanation of R-squared, beta, and other terms used here, see the Glossary on page 21.
4	“Ten Largest Holdings” excludes any temporary cash investments and equity index products.

8

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns(%): January 31,1996-July 31,2006

Average Annual Total Returns: Periods Ended June 30, 2006

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

	Inception Date	One Year	Five Years	Ten Years

Precious Metals and Mining Fund[3]	5/23/1984	72.86%	35.20%	12.40%

1	Six months ended July 31, 2006.
2	S&P/Citigroup World Equity Gold Index through June 30, 2005; S&P/Citigroup Custom Precious Metals and Mining Index thereafter.
3	Total return figures do not reflect the 1% redemption fee assessed on redemptions of shares held less than one year.
Note: See Financial Highlights table on page 14 for dividend and capital gains information.

9

Financial Statements (unaudited)

Statement of Net Assets
As of July 31, 2006

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

	Shares	Market Value• ($000)

Common Stocks (98.0%)

Australia (16.7%)
Rio Tinto Ltd.	2,700,000	153,908
BHP Billiton Ltd.	4,500,000	95,098
[1] Iluka Resources Ltd.	16,350,000	87,328
CSR Ltd.	24,500,000	63,676
Sims Group Ltd.	4,250,000	61,494
[1] Centennial Coal Co., Ltd.	15,775,000	43,692
BlueScope Steel Ltd.	7,050,000	37,011
* St. Barbara Ltd.	21,800,000	8,704
* Tanami Gold NL	18,170,000	3,622
* Magnesium International Ltd.	1,678,671	219

		554,752
Canada (23.5%)
*1 Meridian Gold Inc. (U.S. Shares)	6,600,000	178,332
[1] Aber Diamond Corp.	5,149,400	172,626
Barrick Gold Corp.	4,925,165	151,383
*1 Centerra Gold Inc.	12,615,000	108,822
First Quantum Minerals Ltd.	2,319,453	105,830
Agrium, Inc.	2,450,000	59,416
SouthernEra Diamonds, Inc.	4,937,400	1,791
*Claude Resources, Inc.	800,000	944
* SouthernEra Diamonds, Inc Class A	2,085,500	818

		779,962
France (6.0%)
Eramet SLN	776,773	123,695
Imerys SA	1,060,000	76,891

		200,586
Germany (2.8%)
K+S AG	1,234,773	92,528
Papua New Guinea (0.3%)
* Lihir Gold Ltd.	4,000,000	8,582
* Bougainville Copper Ltd.	2,000,000	1,135

		9,717
Peru (1.9%)
Compania de Minas Buenaventura S.A.u. ADR	2,200,000	64,042
South Africa (17.6%)
Anglo Platinum Ltd. ADR	2,127,400	217,969
Impala Platinum Holdings Ltd. ADR	4,625,000	213,365
AngloGold Ashanti Ltd.ADR	1,500,000	72,885
Gold Fields Ltd. ADR	2,425,000	50,561
Northam Platinum Ltd.	5,330,432	30,741

		585,521
United Kingdom (17.2%)
Lonmin PLC	6,019,413	329,146
Johnson Matthey PLC	3,950,000	95,465
Rio Tinto PLC	1,625,000	84,388
* Peter Hambro Mining PLC	1,892,368	46,009
BHP Billiton PLC	600,000	11,367
* Kenmare Resources PLC	4,000,000	3,045
* Zambezi Resources Ltd.	4,895,833	1,138

		570,558
United States (12.0%)
CONSOL Energy, Inc.	3,430,000	141,179
Peabody Energy Corp.	2,350,000	117,265
FMC Corp.	1,000,000	61,690
Arch Coal, Inc.	1,200,000	45,528
Minerals Technologies, Inc.	677,000	34,270

		399,932

Total Common Stocks
(Cost $2,073,645)		3,257,598

10

	Shares	Market Value• ($000)

Precious Metals (0.1%)

* Platinum Bullion (In Ounces)
(Cost $1,213)	2,009	2,468

Temporary Cash Investment (1.8%)

[2]Vanguard Market
Liquidity Fund, 5.276%
(Cost $61,833)	61,832,513	61,833

Total Investments (99.9%)
(Cost $2,136,691)		3,321,899

Other Assets and Liabilities--
Net (0.1%)		2,064

Net Assets (100%)

Applicable to 115,850,918 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)		3,323,963

Net Asset Value Per Share		$28.69

Statement of Assets and Liabilities

Assets
Investments in Securities, at Value		3,321,899
Receivables for Accrued Income		4,598
Receivables for Capital Shares Issued		2,253
Other Assets--Note C		1,189

Total Assets		3,329,939

Liabilities
Payables for Capital Shares Redeemed		1,709
Other Liabilities		4,267

Total Liabilities		5,976

Net Assets		$3,323,963

At July 31, 2006, net assets consisted of:[3]
	Amount	Per
	($000)	Share

Paid-in Capital	1,959,090	$ 16.91
Undistributed Net
Investment Income	6,782.06
Accumulated Net
Realized Gains	172,825	1.49
Unrealized Appreciation
Investment Securities	1,185,208	10.23
Foreign Currencies	58	--

Net Assets	3,323,963	$28.69

•See Note A in Notes to Financial Statements. *Non-income-producing security.
1	Considered an affiliated company of the fund as the fund owns more than 5% of the outstanding voting securities of such company. See Note G in Notes to Financial Statements.
2	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3	See Note D in Notes to Financial Statements for the tax-basis components of net assets.
ADR	--American Depositary Receipt.

11

Statement of Operations

Six Months Ended July 31, 2006
($000)

Investment Income

Income

Dividends[1,2]	42,889

Interest[2]	1,910

Security Lending	454

Total Income	45,253

Expenses

Investment Advisory Fees—Note B	2,257

The Vanguard Group—Note C

Management and Administrative	3,282

Marketing and Distribution	313

Custodian Fees	189

Shareholders’ Reports	40

Trustees’ Fees and Expenses	2

Total Expenses	6,083

Net Investment Income	39,170

Realized Net Gain (Loss)

Investment Securities Sold[2]	217,552

Foreign Currencies	(477)

Realized Net Gain (Loss)	217,075

Change in Unrealized Appreciation (Depreciation)

Investment Securities	(41,787)

Foreign Currencies	53

Change in Unrealized Appreciation (Depreciation)	(41,734)

Net Increase (Decrease) in Net Assets Resulting from Operations	214,511

1	Dividends are net of foreign withholding taxes of $1,684,000.
2	Dividend income, interest income, and realized net gain (loss) from affiliated companies of the fund were $3,929,000, $1,910,000, and $0, respectively.

12

Statement of Changes in Net Assets

	Six Months Ended July 31, 2006 ($000)	Year Ended Jan. 31, 2006 ($000)

Increase (Decrease) in Net Assets

Operations

Net Investment Income	39,170	27,914

Realized Net Gain (Loss)	217,075	88,953

Change in Unrealized Appreciation (Depreciation)	(41,734)	943,733

Net Increase (Decrease) in Net Assets Resulting from Operation	214,511	1,060,600

Distributions

Net Investment Income	(2,466)	(24,676)

Realized Capital Gain [1]	(29,835)	(57,268)

Total Distributions	(32,301)	(81,944)

Capital Share Transactions—Note F

Issued	423,940	1,591,746

Issued in Lieu of Cash Distributions	29,997	75,974

Redeemed [2]	(608,877)	(270,841)

Net Increase (Decrease) from Capital Share Transactions	(154,940)	1,396,879

Total Increase (Decrease)	27,270	2,375,535

Net Assets

Beginning of Period	3,296,693	921,158

End of Period [3]	3,323,963	3,296,693

1	Includes fiscal 2007 and 2006 short-term gain distributions totaling $26,013,000 and $14,086,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2	Net of redemption fees of $2,952,000 and $1,463,000.
3	Net Assets--End of Period includes undistributed (over distributed) net investment income of $6,782,000 and ($29,445,000).

13

Financial Highlights

	Six Months Ended July 31,	Year Ended January 31,
For a Share Outstanding Throughout Each Period	2006	2006	2005	2004	2003	2002

Net Asset Value, Beginning of Period	$27.08	$16.46	$15.29	$11.25	$9.31	$7.51

Investment Operations

Net Investment Income	.320	.337[1]	.185[1]	.194	.25	.28

Net Realized and Unrealized

Gain (Loss) on Investments[2]	1.552	11.080	1.988	4.780	2.18	1.91

Total from Investment Operations	1.872	11.417	2.173	4.974	2.43	2.19

Distributions
Dividends from
Net Investment Income	(.020)	(.240)	(.144)	(.934)	(.49)	(.39)

Distributions from

Realized Capital Gains	(.242)	(.557)	(.859)	—	—	—

Total Distributions	(.262)	(.797)	(1.003)	(.934)	(.49)	(.39)

Net Asset Value,
End of Period	$28.69	$27.08	$16.46	$15.29	$11.25	$9.31

Total Return[3]	6.98%	70.19%	14.20%	44.07%	26.51%	30.05%

Ratios/Supplemental Data

Net Assets, End of Period	$3,324	$3,297	$921	$608	$537	$410
(Millions)

Ratio of Total Expenses to
Average Net Assets	0.36%[4]	0.40%	0.48%	0.55%	0.60%	0.63%

Ratio of Net Investment
Income to Average Net Assets	2.30%[4]	1.68%	1.32%	1.61%	2.14%	3.45%

Portfolio Turnover Rate	27%[4]	20%	36%	15%	43%	52%

1	Calculated based on average shares outstanding.
2	Includes increases from redemption fees of $.03, $.01, $.01, $.00, $.02, and $.00.
3	Total returns do not reflect the 1% fee assessed on redemptions of shares held for less than one year.
4	Annualized.
See accompanying Notes, which are an integral part of the Financial Statements.

14

Notes to Financial Statements

Vanguard Precious Metals and Mining Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund files reports with the SEC under the company name Vanguard Specialized Funds. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of United States corporations.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Precious metals are valued at the mean of the latest quoted bid and asked prices. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rates on the valuation date as employed by Morgan Stanley Capital International (MSCI) in the calculation of its indexes. As part of the fund’s fair-value procedures, exchange rates may be adjusted if they change significantly before the fund’s pricing time but after the time at which the MSCI rates are determined (generally 11:00 a.m., Eastern time).

Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the asset or liability is settled in cash, when they are recorded as realized foreign currency gains (losses).

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

15

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.

B. M&G Investment Management Ltd. provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. For the six months ended July 31, 2006, the investment advisory fee represented an effective annual rate of 0.13% of the fund’s average net assets. In accordance with the advisory contract entered into in February 2006, beginning in November 2006, the investment advisory fee will be subject to quarterly adjustments based on the fund’s performance since January 31, 2006, relative to the S&P/Citigroup Custom Metals & Mining Index.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At July 31, 2006, the fund had contributed capital of $369,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.37% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character.Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes;these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

During the six months ended July 31, 2006, the fund realized net foreign currency losses of $477,000, which permanently decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized gains to undistributed net investment income.

Certain of the fund’s investments are in securities considered to be “passive foreign investment companies,” for which any unrealized appreciation and/or realized gains are required to be included in distributable net income for tax purposes. Unrealized appreciation through January 31, 2006, on passive foreign investment company holdings at July 31, 2006, was $30,162,000, which has been distributed and is reflected in the balance of undistributed net investment income.

During 2001, the fund elected to use a provision of the Taxpayer Relief Act of 1997 to mark-to-market certain appreciated securities held on January 1, 2001; such securities were treated as sold and repurchased, with unrealized gains of $46,006,000 becoming realized, for tax purposes. The mark-to-market created a difference between the cost of investments for financial statement and tax purposes, which will reverse when the securities are sold. Through July 31, 2006, the fund realized gains on the sale of these securities of $1,494,000 for financial statement purposes, which were included in prior

16

year mark-to-market gains for tax purposes. The remaining difference of $44,512,000 is reflected in the balance of accumulated net realized gains; the corresponding difference between the securities’ cost for financial statement and tax purposes is reflected in unrealized appreciation.

At July 31, 2006, net unrealized appreciation of investment securities for tax purposes was $1,110,534,000, consisting of unrealized gains of $1,130,408,000 on securities that had risen in value since their purchase and $19,874,000 in unrealized losses on securities that had fallen in value since their purchase or since being marked-to-market for tax purposes.

E. During the six months ended July 31, 2006, the fund purchased $482,206,000 of investment securities and sold $455,407,000 of investment securities other than temporary cash investments.

F. Capital shares issued and redeemed were:

	Six Months Ended July 31, 2006	Year Ended January 31, 2006
	Shares (000)	Shares (000)

Issued	14,887	76,073

Issued in Lieu of Cash Distributions	1,116	3,283

Redeemed	(21,889)	(13,578)

Net Increase (Decrease) in Shares Outstanding	(5,886)	65,778

G. Certain of the fund’s investments are in companies that are considered to be affiliated companies of the fund because the fund owns more than 5% of the outstanding voting securities of the company. Transactions during the period ended July 31, 2006, in securities of these companies were as follows:

		Current Period Transactions
	Jan. 31, 2006 Market Value ($000)	Purchases at Cost ($000)	Proceeds from Securities Sold ($000)	Dividend Income ($000)	July 31, 2006 Market Value ($000)

Aber Diamond Corp.	159,477	49,000	—	2,043	172,626

Centennial Coal Co., Ltd.	n/a1	9,647	—	570	43,692

Centerra Gold Inc.	134,269	21,124	—	—	108,822

Iluka Resources Ltd.	69,268	20,796	—	1,316	87,328

Meridian Gold Inc.	156,285	27,064	—	—	178,332

Zambezi Resources Ltd.	1,049	—	—	—	n/a [2]

	520,348			3,929	590,800

1	At January 31, 2006, the issuer was not an affiliated company of the fund.
2	At July 31, 2006, the security is still held, but the issuer is no longer an affiliated company of the fund.

17

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your fund’s costs in two ways:

•  Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.” • Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended July 31, 2006

Precious Metals and Mining Fund	Beginning Account Value 1/31/2006	Ending Account Value 7/31/2006	Expenses Paid During Period[1]

Based on Actual Fund Return	$1,000.00	$1,069.78	$1.85

Based on Hypothetical 5% Yearly Return	1,000.00	1,023.01	1.81

1	These calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.36%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

18

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only; they do not include your fund’s low-balance fee or the 1% fee on redemptions of shares held for less than one year. These fees are fully described in the prospectus. If the fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate fund prospectus.

19

Trustees Approve Advisory Agreement

The board of trustees of Vanguard Precious Metals and Mining Fund has approved an amended investment advisory agreement with M&G Investment Management Limited. The amended agreement changes the process from the quarterly calculation of asset-based fees. The calculation now will be based on the average daily net assets of the fund, rather than the average month-end net assets. The board determined that the retention of M&G was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of M&G’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the agreement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board considered the quality of the fund’s investment management over both short- and long-term periods and took into account the organizational depth and stability of the firm. The board noted that M&G, founded in 1931, specializes in managing equity and fixed income portfolios for both institutional and retail clients worldwide. The firm has advised the Precious Metals and Mining Fund since the fund’s inception in 1984. The advisor continues to employ a sound process, selecting companies that are broadly representative of the metals and mining industries and emphasizing large, stable, and diversified companies. The advisor’s internal research team—composed of the portfolio manager, Graham E. French, and a team of six global equity analysts—conducts intensive fundamental analysis of companies in the industry; their research includes making regular visits to companies.

The board concluded that M&G’s management experience, stability, depth, and performance, among other factors, warranted continuation of the advisory agreement, with the amendment described above.

Investment Performance
The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance of a relevant benchmark and peer group. The board noted that M&G has carried out the fund’s investment strategy in disciplined fashion, and that performance results have allowed the fund to remain competitive versus its benchmark. The board also noted that the fund is more broadly diversified than its competitors—with the ability to invest up to half of the fund’s assets in non-precious metals and mining stocks—but continues to remain competitive versus the average gold-oriented peer fund. Information about the fund’s performance, including some of the data considered by the board, can be found in the Performance Summary section of this report.

Cost
The board concluded that the fund’s expense ratio was far below the average expense ratio charged by funds in its peer group. The board noted that the fund’s advisory fee was also well below the peer-group average. Information about the fund’s expense ratio appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the advisory fee rate. The board did not consider profitability of M&G in determining whether to approve the advisory fee, because M&G is independent of Vanguard, and the advisory fee is the result of arm’s-length negotiations.

The benefit of economies of scale
The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the fund’s advisory fee schedule. The breakpoints reduce the effective rate of the fee as the fund’s assets increase. The advisory agreement will continue for one year and is renewable by the fund’s board after that for successive one-year periods.

20

Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund’s beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it. Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

21

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis. A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds. Among board members’ responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Chairman of the Board, Chief Executive Officer, and Trustee John J. Brennan[1]

Born 1954	Principal Occupation(s) During the Past Five Years: Chairman of the Board,
Trustee since May 1987;	Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc.,
Chairman of the Board and	and of each of the investment companies served by The Vanguard Group.
Chief Executive Officer
140 Vanguard Funds Overseen

Independent Trustees

Charles D. Ellis

Born 1937	Principal Occupation(s) During the Past Five Years: Applecore Partners
Trustee since January 2001	(pro bono ventures in education); Senior Advisor to Greenwich Associates
140 Vanguard Funds Overseen	(international business strategy consulting); Successor Trustee of Yale
University; Overseer of the Stern School of Business at New York University;
Trustee of the Whitehead Institute for Biomedical Research.

Rajiv L. Gupta

Born 1945	Principal Occupation(s) During the Past Five Years: Chairman and Chief
Trustee since December 2001[2]	Executive Officer of Rohm and Haas Co. (chemicals) since 1999; Board
140 Vanguard Funds Overseen	Member of the American Chemistry Council; Director of Tyco International, Ltd.
(diversified manufacturing and services) since 2005; Trustee of Drexel
University and of the Chemical Heritage Foundation.

Amy Gutmann

Born 1949	Principal Occupation(s) During the Past Five Years: President of the University
Trustee since June 2006	of Pennsylvania since 2004; Professor in the School of Arts and Sciences,
140 Vanguard Funds Overseen	Annenberg School for Communication, and Graduate School of Education of
the University of Pennsylvania since 2004; Provost (2001-2004) and Laurance
S. Rockefeller Professor of Politics and the University Center for Human Values
(1990-2004), Princeton University; Director of Carnegie Corporation of
New York since 2005 and of Schuylkill River Development Corporation and Greater Philadelphia Chamber of Commerce since 2004.

JoAnn Heffernan Heisen

Born 1950	Principal Occupation(s) During the Past Five Years: Corporate Vice President
Trustee since July 1998	and Chief Global Diversity Officer since 2006, Vice President and Chief
140 Vanguard Funds Overseen	Information Officer (1997-2005), and Member of the Executive Committee of
Johnson & Johnson (pharmaceuticals/consumer products); Director of the
University Medical Center at Princeton and Women's Research and
Education Institute.

Andre F. Perold

Born 1952	Principal Occupation(s) During the Past Five Years: George Gund Professor
Trustee since December 2004	of Finance and Banking, Harvard Business School (since 2000); Senior
140 Vanguard Funds Overseen	Associate Dean, Director of Faculty Recruiting, and Chair of Finance Faculty,
Harvard Business School; Director and Chairman of UNX, Inc. (equities trading firm) (since 2003); Director of registered investment companies advised by
Merrill Lynch Investment Managers and affiliates (1985-2004),Genbel
Securities Limited (South African financial services firm) (1999-2003), Gensec
Bank (1999-2003), Sanlam, Ltd. (South African insurance company).
(2001-2003), and Stockback, Inc. (credit card firm) (2000-2002)

Alfred M. Rankin, Jr

Born 1941	Principal Occupation(s) During the Past Five Years: Chairman, President,
Trustee since January 1993	Chief Executive Officer, and Director of NACCO Industries, Inc. (forklift
140 Vanguard Funds Overseen	trucks/housewares/lignite); Director of Goodrich Corporation (industrial products/aircraft systems and services).

J. Lawrence Wilson

Born 1936	Principal Occupation(s) During the Past Five Years: Retired Chairman and
Trustee since April 1985	Chief Executive Officer of Rohm and Haas Co. (chemicals); Director of
140 Vanguard Funds Overseen	Cummins Inc. (diesel engines),MeadWestvaco Corp. (packaging products), and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of
Vanderbilt University and of Culver Educational Foundation.

Executive Officers[1]

Heidi Stam

Born 1956	Principal Occupation(s) During the Past Five Years: Managing Director since
Secretary since July 2005	July 2006,General Counsel since July 2005, and Secretary of Vanguard and of
140 Vanguard Funds Overseen	each of the investment companies served by The Vanguard Group since July
2005; Principal of The Vanguard Group, Inc. (1997-2006).

Thomas J. Higgins

Born 1957	Principal Occupation(s) During the Past Five Years: Principal of The Vanguard
Treasurer since July 1998	Group, Inc.;Treasurer of each of the investment companies served by The
140 Vanguard Funds Overseen	Vanguard Group.

Vanguard Senior Management Team
R. Gregory Barton	Kathleen C. Gubanich	Michael S. Miller
Mortimer J. Buckley	Paul A. Heller	Ralph K. Packard
James H. Gately	F. William McNabb, III	George U. Sauter

Founder

John C. Bogle

Chairman and Chief Executive Officer, 1974-1996

1 Officers of the funds are "interested persons" as defined in the Investment Company Act of 1940.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.
   More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

P.O. Box 2600 Valley Forge, PA 19482-2600
Connect with Vanguard™ > www.vanguard.com

Fund Information > 800-662-7447	Vanguard, Connect with Vanguard, and the ship
logo are trademarks of The Vanguard Group, Inc.
Direct Investor Account Services > 800-662-2739
All other marks are the exclusive property of their
Institutional Investor Services > 800-523-1036	respective owners.

Text Telephone > 800-952-3335	All comparative mutual fund data are from Lipper Inc.
or Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
This material may be used in conjunction	guidelines by visiting our website, www.vanguard.com,
with the offering of shares of any Vanguard	and searching for “proxy voting guidelines,” or by calling
fund only if preceded or accompanied by	Vanguard at 800-662-2739. They are also available from
the fund’s current prospectus.	the SEC’s website, www.sec.gov. In addition, you may
obtain a free report on how your fund voted the proxies for
securities it owned during the 12 months ended June 30.
To get the report, visit either www.vanguard.com
or www.sec.gov.

You can review and copy information about your fund
at the SEC’s Public Reference Room in Washington, D.C.
To find out more about this public service, call the SEC
at 202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-0102.

© 2006 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q532 092006

Vanguard® Health Care Fund

> Semiannual Report

July 31, 2006

> During the six months ended July 31, 2006, Vanguard Health Care Fund returned 4.0%.

> The fund outpaced its benchmark index, the average return for peer funds, and the broad stock market, all by considerable margins.

> Compared with its index, the fund’s important holdings in international pharmaceuticals firms helped boost performance.

Contents

Your Fund's Total Returns	1

Chairman's Letter	2

Advisor's Report	6

Fund Profile	7

Performance Summary	8

Financial Statements	9

About Your Fund's Expenses	20

Trustees Approve Advisory Agreement	22

Glossary	24

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the cover of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Total Returns

Six Months Ended July 31, 2006
Total Return

Vanguard Health Care Fund

Investor Shares	4.0%

Admiral™ Shares[1]	4.0

S&P Health Sector Index	0.0

Average Health/Biotechnology Fund[2]	-4.3

Dow Jones Wilshire 5000 Index	-0.4

Your Fund's Performance at a Glance January 31, 2006-July 31, 2006
			Distributions Per Share
	Starting Share Price	Ending Share Price	Income Dividends	Capital Gains

Vanguard Health Care Fund

Investor Shares	$143.39	$145.27	$0.35	$3.337

Admiral Shares	60.52	61.34	0.15	1.409

1 A lower-cost class of shares available to many longtime shareholders and to those with significant investments in the fund.
2 Derived from data provided by Lipper Inc.

1

Chairman’s Letter

Dear Shareholder,

During the fiscal half-year ended July 31, 2006, Vanguard Health Care Fund posted a return of 4.0%. The fund outpaced its benchmark index by 4 percentage points and the average return of its peers by 8 percentage points for the period.

Vanguard Health Care Fund remained closed to new investors, although existing shareholders can continue to invest in the fund.

Stocks started strongly, but retreated as the economy slowed

Worrisome economic signals took a toll on stocks, which began the year on an upward trajectory, then reversed course in early May. The U.S. economy expanded at a torrid pace in the first calendar quarter, when gross domestic product jumped at an annualized rate of 5.6%, but economic growth skidded to half that rate in the second quarter. Instability in international oil markets and a slowing domestic housing market added to investors’ concerns.

The broad U.S. stock market closed on July 31 near where it started six months before. Small-capitalization stocks and growth stocks performed poorly, as investors showed increased aversion to risk.

2

The picture was similar in international markets, where investors were spooked by the specters of rising inflation (largely because of high energy and commodity prices) and slowing growth. However, a weakened U.S. dollar gave a boost to international returns for American investors when gains abroad were converted back into the U.S. currency.

Bonds struggled to maintain footing as interest rates climbed

The Federal Reserve Board raised its target for the federal funds rate three times during the period, to 5.25%, marking the 17th consecutive rate hike since the central bank began its inflation-fighting campaign two years ago. (At its August 8 meeting, the Fed elected to leave its target unchanged.) The broad market for taxable U.S. bonds finished the six months with a modestly positive return, while municipal bond returns fared somewhat better.

Yields of U.S. Treasury securities rose at both ends of the maturity spectrum, but the yield curve remained essentially flat, with a minuscule difference between the yields of the 3-month and the 30-year issues. Although stock investors sought to avoid risk, bond investors were less sensitive; high-yield bonds were one of the stronger segments of the bond market.

Market Barometer
	Total Returns Periods Ended July 31, 2006
	Six Months	One Year	Five Years[1]

Stocks

Russell 1000 Index (Large-caps)	0.2%	5.2%	3.4%

Russell 2000 Index (Small-caps)	-3.9	4.2	9.0

Dow Jones Wilshire 5000 Index (Entire market)	-0.4	5.2	4.3

MSCI All Country World Index ex USA (International)	3.9	25.1	12.6

Bonds

Lehman Aggregate Bond Index (Broad taxable market)	0.6%	1.5%	4.8%

Lehman Municipal Bond Index	1.2	2.5	5.0

Citigroup 3-Month Treasury Bill Index	2.3	4.1	2.2

CPI

Consumer Price Index	2.6%	4.1%	2.8%

1 Annualized.

3

Your fund had an excellent half-year performance

Vanguard Health Care Fund’s 4.0% return roundly beat both the result of the benchmark S&P Health Sector Index and the average return for health/biotechnology funds.

The fund’s foreign and domestic pharmaceutical holdings—which made up just over half of its assets during the period, on average—experienced an excellent half-year. The stocks of a number of large drugmakers climbed, including two of the fund’s top-ten holdings, AstraZeneca Group (+29%) and Roche Holdings (+14%). Significant contributions also came from other international holdings, including Daiichi Sankyo (up +34% for the period).

The fund’s diversification into health-care-related companies in the consumer staples and materials sectors, though representing a small weighting, provided real value during the half-year. The pharmacy chain CVS (+18%) and diversified chemicals manufacturer Bayer (+21%) are two examples.

On the other hand, the fund’s biotechnology stocks were down during the period, as were its holdings among health care distributors. MedImmune (–26%) and Cardinal Health (–7%), in particular, put a drag on performance.

Wellington Management Company, LLP, the fund’s advisor, continued its focus on high-quality securities and broad diversification among health-care-related

Annualized Expense Ratios[1] Your fund compared with its peer group
	Investor Shares	Admiral Shares	Average Health/ Biotechnology Fund

Health Care Fund	0.25%	0.17%	1.79%

1 Fund expense ratios reflect the six months ended July 31, 2006. Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2005.

4

companies. Historically, this strategy has worked in the fund's favor, offsetting some of the pitfalls associated with being highly concentrated in one industry group. In combination with Vanguard's low costs, this has proved to be a winning formula for the fund.

A well-diversified portfolio should be the key to your plan

The key to achieving your objectives as an investor is to carefully choose a diversified mix of stock, bond, and money market mutual funds that fits your goals, time horizon, and tolerance for risk. A balanced portfolio such as this allows you to participate in the rewards offered by each asset class, while also helping to soften the effects of the downturns that ultimately occur. Vanguard Health Care Fund provides exposure to one of the stock market's most innovative and exciting sectors. It is a valuable holding for investors who are comfortable with the risks associated with a concentration in one particular industry group. The fund can play a very useful role as part of a well-diversified stock-fund portfolio.

Thank you for investing with Vanguard.

Sincerely,

John J. Brennan
Chairman and Chief Executive Officer
August 14, 2006

5

Advisor's Report

Vanguard Health Care Fund advanced 4.0% during the fiscal half-year ended July 31, 2006. This compared with 0.7% for the S&P 500 Index; a flat 0.0% for the fund's benchmark, the S&P Health Sector Index; and -4.3% for the average return of health/biotechnology funds.

The investment environment

Health care stocks performed in line with the overall stock market during the period, but with substantial differences among the subsectors of the industry. International stocks were quite strong, faring much better than their domestic counterparts. The large U.S. pharmaceutical companies improved versus their sluggish performance of the past few years. Biotech companies were weaker, following upon their strong showing last year. Medical technology companies were affected by slowdowns in important categories like orthopedic implants and implantable defibrillators. Finally, health services companies suffered a significant retrenchment; they had performed strongly last year, in anticipation of the benefit from changes in the Medicare program.

Our successes

Our international holdings AstraZeneca Group, Roche Holdings, Daiichi Sankyo, and Takeda Pharmaceutical were particularly strong during the period, driven by earnings growth, improved fundamentals, and solid volume growth. Our significant exposure to the international sector was largely responsible for the fund's strong relative results.

Our shortfalls

Health services companies Cardinal Health, CIGNA, and McKesson produced weak returns during the period. As was the case with much of the health services group, modest shortfalls in results for these companies were magnified in the companies' stock prices, following several years of very good performance.

The fund's positioning

We believe that the rise in interest rates and higher energy costs have created a difficult environment for equities. The health care sector usually fares relatively well during tough periods, but it is not immune. We will continue to invest with a long-term focus, maintaining appropriate diversification and attention to valuations.

During the six-month period, we made several changes in the fund's holdings. We added UnitedHealth Group, which was priced attractively, and we added to our positions in St. Jude Medical and in Schering-Plough, because of its strong anticholesterol franchise. We reduced our exposure to Gilead Sciences as well as to Schering AG, which was acquired by Bayer.

Edward P. Owens
Senior Vice President and
Portfolio Manager
Wellington Management Company, LLP
August 14, 2006

6

Fund Profile
As of July 31, 2006

Portfolio Characteristics
	Fund	Broad Index[1]

Number of Stocks	83	4,981

Median Market Cap	$28.1B	$70.9B

Price/Earnings Ratio	25.0x	19.1x

Price/Book Ratio	3.7x	2.7x

Yield		1.8%

Investor Shares	1.2%

Admiral Shares	1.3%

Return on Equity	18.4%	17.1%

Earnings Growth Rate	14.4%	9.8%

Foreign Holdings	28.6%	2.5%

Turnover Rate	8%[2]	—

Expense Ratio		—

Investor Shares	0.25%[2]

Admiral Shares	0.17%[2]

Short-Term Reserves	8%	—

Volatility Measures[3]
Fund Versus Broad Index[1]

R-Squared	0.29

Beta	0.50

Sector Diversification[4] (% of portfolio)

Biotechnology	11%

Consumer Staples	3

Health Care Distributors	6

Health Care Equipment	7

Health Care Facilities	2

Health Care Services	2

Health Care Technology	2

Managed Health Care	6

Materials	3

Pharmaceuticals	50

Short-Term Reserves	8%

Ten Largest Holdings[5] (% of total net assets)

Eli Lilly & Co.	4.9%

Schering-Plough Corp.	4.4

AstraZeneca Group PLC	4.2

Roche Holdings AG	4.1

Sanofi-Aventis	3.8

Forest Laboratories, Inc.	3.5

Cardinal Health, Inc.	3.0

Novartis AG (Registered)	2.9

McKesson Corp.	2.8

Pfizer Inc.	2.7

Top Ten	36.3%

Country Diversification (% of portfolio)

United States	63%

Japan	10

Switzerland	7

United Kingdom	4

France	4

Germany	2

Netherlands	1

Others	1

Short-Term Reserves	8%

Investment Focus

1 Dow Jones Wilshire 5000 Index.
2 Annualized.
3 For an explanation of R-squared, beta, and other terms used here, see the Glossary on page 24.
4 Sector percentages combine U.S. and international holdings.
5 "Ten Largest Holdings" excludes any temporary cash investments and equity index products.

7

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): January 31, 1996-July 31, 2006

Average Annual Total Returns: Periods Ended June 30, 2006
This table presents average annual total returns through the latest calendar quarter— rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

	Inception Date	One Year	Five Years	Ten Years

Investor Shares[2]	5/23/1984	12.10%	7.93%	16.42%

Admiral Shares[2]	11/12/2001	12.21	9.143	—

1 Six months ended July 31, 2006.
2 Total return figures do not reflect the 1% fee assessed on redemptions of shares held less than one year.
3 Return since inception.
  Note: See Financial Highlights tables on pages 14 and 15 for dividend and capital gains information.

8

Financial Statements (unaudited)

Statement of Net Assets
As of July 31, 2006

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

	Shares	Market Value• ($000)

Common Stocks (91.9%)

United States (63.3%)

Biotechnology (10.6%)
* Amgen, Inc.	9,989,355	696,658
* Gilead Sciences, Inc.	7,749,848	476,461
* Genzyme Corp.	6,919,340	472,452
* Genentech, Inc.	5,250,000	424,305
* MedImmune Inc.	8,650,000	219,537
*^1 Cephalon, Inc.	3,310,800	217,652
* Vertex
Pharmaceuticals, Inc.	4,009,400	134,395
* Biogen Idec Inc.	2,000,000	84,240
* Millennium
Pharmaceuticals, Inc.	7,741,300	76,020
*^ Human Genome
Sciences, Inc.	1,938,500	18,823

		2,820,543
Chemicals (0.6%)
Sigma-Aldrich Corp.	2,400,000	166,800
Food & Staples Retailing (2.8%)
CVS Corp.	21,000,000	687,120
Walgreen Co.	1,000,000	46,780

		733,900
Health Care Equipment & Supplies (7.2%)
Health Care Equipment (6.8%)
Medtronic, Inc.	10,202,000	515,405
Becton, Dickinson & Co.	7,400,000	487,808
* St. Jude Medical, Inc.	7,500,900	276,783
Baxter International, Inc.	5,300,000	222,600
Beckman Coulter, Inc.	2,776,600	158,960
* Hospira, Inc.	2,045,070	89,349
Biomet, Inc.	1,244,700	41,000
STERIS Corp.	850,000	19,695
Health Care Supplies (0.4%)
DENTSPLY
International Inc.	2,885,400	90,313
Bausch & Lomb, Inc.	300,000	14,190

		1,916,103
Health Care Providers & Services (15.8%)
Health Care Distributors (6.1%)
Cardinal Health, Inc.	12,036,708	806,459
McKesson Corp.	14,800,000	745,772
1 Owens & Minor, Inc.
Holding Co.	2,200,000	66,462

Health Care Facilities (2.4%)
HCA Inc.	8,391,800	412,541
Universal Health Services
Class B	2,460,400	137,782
Health Management
Associates Class A	4,086,900	83,087

Health Care Services (1.9%)
Quest Diagnostics, Inc.	4,300,000	258,516
* Laboratory Corp. of
America Holdings	2,967,360	191,157
* Medco Health
Solutions, Inc.	1,000,000	59,330

Managed Health Care (5.4%)
* 1 Humana Inc.	9,127,500	510,501
* Coventry Health Care Inc.	4,750,000	250,325
* WellPoint Inc.	3,202,400	238,579
CIGNA Corp.	2,190,300	199,865
UnitedHealth Group Inc.	3,600,000	172,188
* Health Net Inc.	1,000,000	41,970
Aetna Inc.	600,000	18,894

		4,193,428

9

	Shares	Market Value• ($000)

Heath Care Technology (1.5%)
IMS Health, Inc.	8,347,400	229,053
*^1 Cerner Corp.	4,400,000	178,112

		407,165
Household Products (0.5%)
Colgate-Palmolive Co.	1,500,000	88,980
Kimberly-Clark Corp.	676,300	41,288

		130,268
Insurance (0.1%)
UnumProvident Corp.	1,252,500	20,328

Life Science Tools & Services (0.4%)
* Ventana
Medical Systems, Inc.	1,100,000	51,271
*1 PAREXEL
International Corp.	1,570,200	46,588

		97,859
Machinery (0.2%)
Pall Corp.	2,404,600	62,712

Pharmaceuticals (23.6%)
Eli Lilly & Co.	23,029,900	1,307,407
Schering-Plough Corp.	57,170,000	1,168,555
*1 Forest Laboratories, Inc.	20,101,500	930,900
Pfizer Inc.	27,611,570	717,625
Abbott Laboratories	14,480,700	691,743
Wyeth	8,250,000	399,878
Bristol-Myers Squibb Co.	15,100,000	361,947
Allergan, Inc.	2,100,000	226,485
Johnson & Johnson	3,300,000	206,415
1 Perrigo Co.	5,322,320	84,306
Mylan Laboratories, Inc.	2,700,000	59,292
* Watson
Pharmaceuticals, Inc.	2,200,000	49,258
* Barr Pharmaceuticals Inc.	900,000	44,784

		6,248,595

Total United States		16,797,701

International (28.6%)

Belgium (0.4%)
^ UCB SA	1,933,593	112,603

Canada (0.1%)
* Axcan Pharma Inc.	1,356,900	17,660

Denmark (0.2%)
Novo Nordisk A/S B Shares	700,000	43,035

France (4.0%)
^ Sanofi-Aventis	10,589,415	1,004,745
Ipsen Promesses	1,400,000	53,660

		1,058,405
Germany (1.5%)
^ Bayer AG	7,644,656	376,162
Fresenius Medical Care AG	220,650	26,330

		402,492
Japan (9.8%)
Takeda
Pharmaceutical Co. Ltd.	10,400,000	671,546
Astellas Pharma Inc.	14,565,700	579,403
Eisai Co., Ltd.	9,453,700	437,658
Daiichi Sankyo Co., Ltd.	13,538,300	373,046
Shionogi & Co., Ltd.	9,876,000	187,506
Chugai
Pharmaceutical Co., Ltd.	8,834,500	182,349
Tanabe Seiyaku Co., Ltd.	6,850,000	89,891
Ono
Pharmaceutical Co., Ltd.	1,113,000	54,629
Olympus Corp.	1,000,000	28,852

		2,604,880
Netherlands (0.5%)
Akzo Nobel NV	2,400,000	133,453

Switzerland (7.6%)
Roche Holdings AG	6,123,977	1,089,128
Novartis AG (Registered)	13,719,880	775,826
Serono SA Class B	210,641	142,453

		2,007,407
United Kingdom (4.5%)
AstraZeneca Group PLC	14,781,500	901,894
AstraZeneca Group
PLC ADR	3,496,672	213,402
GlaxoSmithKline PLC ADR	1,642,381	90,873

		1,206,169
Total International		7,586,104

Total Common Stocks
(Cost $14,697,024)		24,383,805

Temporary Cash Investments (9.3%)

Money Market Fund (1.1%)
2 Vanguard Market
Liquidity Fund,
5.276%—Note G	293,084,436	293,084

	Face
	Amount
	($000)

Commercial Paper (1.6%)

General Electric
Capital Services
5.671%, 8/16/06	210,000	209,506
General Electric Co.
5.359%, 9/5/06	210,000	208,917

		418,423

10

	Face Amount ($000)	Market Value• ($000)

Repurchase Agreements (6.6%)
Bank of America
5.280%, 8/1/06 (Dated
7/31/06, Repurchase Value
$642,594,000 collateralized
by Federal National
Mortgage Assn.,
5.000%, 3/1/36)	642,500	642,500
Deutsche Bank
5.280%, 8/1/06 (Dated
7/31/06, Repurchase Value
$433,864,000 collateralized
by Federal Home Loan
Mortgage Corp.,
4.500%-7.500%,
12/1/17-6/1/36 and
Government National
Mortgage Assn.,
5.500%-6.000%,
2/15/32-9/15/35)	433,800	433,800
SBC Warburg Dillon Read
5.280%, 8/1/06 (Dated
7/31/06, Repurchase Value
$664,797,000 collateralized
by Federal Home Loan
Mortgage Corp.,
4.000%-10.500%,
9/1/06-3/1/36 and
Federal National
Mortgage Assn.,
4.000%-8.250%,
1/1/10-1/1/36)	664,700	664,700

		1,741,000

Total Temporary Cash Investments
(Cost $2,452,506)		2,452,507

Total Investments (101.2%)
(Cost $17,149,530)		26,836,312

Other Assets and Liabilities—

Net (-1.2%)		(307,906)

Net Assets (100%)		26,528,406

Market Value• ($000)

Statement of Assets and Liabilities

Assets
Investments in Securities, at Value	26,836,312
Receivables for Investment
Securities Sold	14,714
Receivables for Capital Shares Issued	6,099
Other Assets—Note C	23,250

Total Assets	26,880,375

Liabilities
Security Lending Collateral
Payable to Brokers—Note G	293,084
Payables for Capital Shares Redeemed	12,415
Other Liabilities	46,470

Total Liabilities	351,969

Net Assets	26,528,406

At July 31, 2006, net assets consisted of:[3]
Amount ($000)

Paid-in Capital	16,174,197
Undistributed Net Investment Income	174,965
Accumulated Net Realized Gains	492,403
Unrealized Appreciation
Investment Securities	9,686,782
Foreign Currencies	59

Net Assets	26,528,406

Investor Shares—Net Assets

Applicable to 114,490,707 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)	16,632,389

Net Asset Value Per Share—
Investor Shares	$145.27

Admiral Shares—Net Assets

Applicable to 161,330,977 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)	9,896,017

Net Asset Value Per Share—
Admiral Shares	$61.34

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Part of security position is on loan to broker-dealers. See Note G in Notes to Financial Statements.
1 Considered an affiliated company of the fund as the fund owns more than 5% of the outstanding voting securities of such company. See Note I in Notes to Financial Statements.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3 See Note E in Notes to Financial Statements for the tax-basis components of net assets.
ADR—American Depositary Receipt.

11

Statement of Operations
Six Months Ended July 31, 2006
($000)

Investment Income

Income

Dividends[1,2]	179,988

Interest	56,032

Security Lending	4,252

Total Income	240,272

Expenses

Investment Advisory Fees—Note B	8,383

The Vanguard Group—Note C

Management and Administrative

Investor Shares	13,320

Admiral Shares	4,143

Marketing and Distribution

Investor Shares	1,288

Admiral Shares	604

Custodian Fees	912

Shareholders' Reports

Investor Shares	119

Admiral Shares	14

Trustees' Fees and Expenses	14

Total Expenses	28,797

Expenses Paid Indirectly—Note D	(143)

Net Expenses	28,654

Net Investment Income	211,618

Realized Net Gain (Loss)

Investment Securities Sold[2]	492,474

Foreign Currencies	1,342

Realized Net Gain (Loss)	493,816

Change in Unrealized Appreciation (Depreciation)

Investment Securities	301,733

Foreign Currencies	154

Change in Unrealized Appreciation (Depreciation)	301,887

Net Increase (Decrease) in Net Assets Resulting from Operations	1,007,321

1 Dividends are net of foreign withholding taxes of $11,622,000.
2 Dividend income and realized net gain (loss) from affiliated companies of the fund were $2,924,000 and $37,385,000, respectively.

12

Statement of Changes in Net Assets

	Six Months Ended July 31, 2006 ($000)	Year Ended January 31, 2006 ($000)

Increase (Decrease) in Net Assets

Operations

Net Investment Income	211,618	318,037

Realized Net Gain (Loss)	493,816	1,288,545

Change in Unrealized Appreciation (Depreciation)	301,887	3,083,665

Net Increase (Decrease) in Net Assets Resulting from Operations	1,007,321	4,690,247

Distributions

Net Investment Income

Investor Shares	(40,444)	(184,582)

Admiral Shares	(24,465)	(94,323)

Realized Capital Gain1

Investor Shares	(385,599)	(644,500)

Admiral Shares	(225,300)	(257,326)

Total Distributions	(675,808)	(1,180,731)

Capital Share Transactions—Note H

Investor Shares	(765,352)	(4,688,888)

Admiral Shares	641,183	5,594,230

Net Increase (Decrease) from Capital Share Transactions	(124,169)	905,342

Total Increase (Decrease)	207,344	4,414,858

Net Assets

Beginning of Period	26,321,062	21,906,204

End of Period[2]	26,528,406	26,321,062

1 Includes fiscal 2007 and 2006 short-term gain distributions totaling $16,842,000 and $69,889,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed net investment income of $174,965,000 and $26,914,000.

13

Financial Highlights

Health Care Fund Investor Shares
For a Share Outstanding	Six Months Ended July 31,	Year Ended January 31,
Throughout Each Period	2006	2006	2005	2004	2003	2002

Net Asset Value,
Beginning of Period	$143.39	$123.84	$124.29	$94.35	$115.01	$123.04

Investment Operations

Net Investment Income	1.137	1.753	1.272	.960	.947	.980

Net Realized and Unrealized
Gain (Loss) on Investments	4.430	24.424	3.385	30.078	(14.124)	(2.516)

Total from Investment Operations	5.567	26.177	4.657	31.038	(13.177)	(1.536)

Distributions

Dividends from
Net Investment Income	(.350)	(1.542)	(1.112)	(.995)	(.955)	(1.030)

Distributions from
Realized Capital Gains	(3.337)	(5.085)	(3.995)	(.103)	(6.528)	(5.464)

Total Distributions	(3.687)	(6.627)	(5.107)	(1.098)	(7.483)	(6.494)

Net Asset Value, End of Period	$145.27	$143.39	$123.84	$124.29	$94.35	$115.01

Total Return[1]	3.96%	21.49%	3.76%	32.99%	-11.65%	-1.11%

Ratios/Supplemental Data

Net Assets, End of Period (Millions)	$16,632	$17,198	$19,087	$18,340	$13,506	$15,981

Ratio of Total Expenses to
Average Net Assets	0.25%[2]	0.25%	0.22%	0.28%	0.29%	0.31%

Ratio of Net Investment
Income to Average Net Assets	1.63%[2]	1.29%	1.02%	0.91%	0.86%	0.84%

Portfolio Turnover Rate	8%[2]	14%	13%	13%	25%	13%

1 Total returns do not reflect the 1% fee assessed on redemptions after March 23, 2005, of shares held for less than one year, or the 1% fee assessed until March 23, 2005, on shares purchased on or after April 19, 1999, and held for less than five years.
2 Annualized.

14

Health Care Fund Admiral Shares
For a Share Outstanding	Six Months Ended July 31,	Year Ended January 31,				Nov. 12, 2001[1] to Jan. 31,
Throughout Each Period	2006	2006	2005	2004	2003	2002

Net Asset Value,
Beginning of Period	$60.52	$52.25	$52.44	$39.80	$48.52	$50.00

Investment Operations

Net Investment Income	.504	.779	.576	.447	.436	.066

Net Realized and Unrealized
Gain (Loss) on Investments	1.878	10.328	1.431	12.696	(5.963)	.542

Total from Investment Operations	2.382	11.107	2.007	13.143	(5.527)	.608

Distributions

Dividends from
Net Investment Income	(.153)	(.690)	(.511)	(.460)	(.438)	(.390)

Distributions from
Realized Capital Gains	(1.409)	(2.147)	(1.686)	(.043)	(2.755)	(1.698)

Total Distributions	(1.562)	(2.837)	(2.197)	(.503)	(3.193)	(2.088)

Net Asset Value, End of Period	$61.34	$60.52	$52.25	$52.44	$39.80	$48.52

Total Return[2]	4.01%	21.62%	3.84%	33.12%	-11.58%	1.23%

Ratios/Supplemental Data

Net Assets, End of Period (Millions)	$9,896	$9,123	$2,819	$2,492	$1,620	$1,631

Ratio of Total Expenses to
Average Net Assets	0.17%[3]	0.14%	0.15%	0.19%	0.22%	0.23%[3]

Ratio of Net Investment
Income to Average Net Assets	1.71%[3]	1.40%	1.10%	0.98%	0.93%	0.50%[3]

Portfolio Turnover Rate	8%[3]	14%	13%	13%	25%	13%

1 Inception.
2 Total returns do not reflect the 1% fee assessed on redemptions after March 23, 2005, of shares held for less than one year, or the 1% fee previously assessed on shares held for less than five years. 3 Annualized.
  See accompanying Notes, which are an integral part of the Financial Statements.

15

Notes to Financial Statements

Vanguard Health Care Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund files reports with the SEC under the company name Vanguard Specialized Funds. The fund may invest in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of United States corporations. The fund offers two classes of shares, Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, servicing, tenure, and account-size criteria.

A.     The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1.     Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2.     Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rates on the valuation date as employed by Morgan Stanley Capital International (MSCI) in the calculation of its indexes. As part of the fund’s fair-value procedures, exchange rates may be adjusted if they change significantly before the fund’s pricing time but after the time at which the MSCI rates are determined (generally 11:00 a.m. Eastern time).

Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the asset or liability is settled in cash, when they are recorded as realized foreign currency gains (losses).

3.     Repurchase Agreements: The fund may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

16

4.     Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

5.     Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6.     Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

7.     Other: Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B.     Wellington Management Company, LLP, provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. For the six months ended July 31, 2006, the investment advisory fee represented an effective annual rate of 0.07% of the fund’s average net assets.

C.     The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At July 31, 2006, the fund had contributed capital of $2,786,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 2.79% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D.     The fund has asked its investment advisor to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. The fund’s custodian bank has also agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the six months ended July 31, 2006, these arrangements reduced the fund’s management and administrative expenses by $132,000 and custodian fees by $11,000.

17

E.     Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

During the six months ended July 31, 2006, the fund realized net foreign currency gains of $1,342,000, which increased distributable net income for tax purposes; accordingly such gains have been reclassified from accumulated net realized gains to undistributed net investment income.

At July 31, 2006, net unrealized appreciation of investment securities for tax purposes was $9,686,782,000, consisting of unrealized gains of $9,764,059,000 on securities that had risen in value since their purchase and $77,277,000 in unrealized losses on securities that had fallen in value since their purchase.

F.     During the six months ended July 31, 2006, the fund purchased $912,857,000 of investment securities and sold $1,065,851,000 of investment securities other than temporary cash investments.

G.     The market value of securities on loan to broker-dealers at July 31, 2006, was $279,230,000, for which the fund received cash collateral of $293,084,000.

H.     Capital share transactions for each class of shares were:

	Six Months Ended July 31, 2006		Year Ended January 31, 2006
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)

Investor Shares

Issued	379,846	2,717	1,232,491	9,231

Issued in Lieu of Cash Distributions	408,582	2,892	792,348	5,873

Redeemed[1]	(1,553,780)	(11,061)	(6,713,727)	(49,290)

Net Increase (Decrease)—Investor Shares	(765,352)	(5,452)	(4,688,888)	(34,186)

Admiral Shares

Issued	871,798	14,578	5,619,324	97,256

Issued in Lieu of Cash Distributions	229,114	3,842	319,494	5,498

Redeemed[1]	(459,729)	(7,819)	(344,588)	(5,983)

Net Increase (Decrease)—Admiral Shares	641,183	10,601	5,594,230	96,771

1 Net of redemption fees of $436,000 and $1,560,000, respectively (fund totals).

18

I.    Certain of the fund’s investments are in companies that are considered to be affiliated companies of the fund because the fund owns more than 5% of the outstanding voting securities of the company. Transactions during the period in these companies were as follows:

		Current Period Transactions
	Jan. 31, 2006 Market Value ($000)	Purchases at Cost ($000)	Proceeds from Securities Sold ($000)	Dividend Income ($000)	July 31, 2006 Market Value ($000)

Cephalon, Inc.	238,843	—	4,401	—	217,652

Cerner Corp.	207,000	—	9,503	—	178,112

Forest Laboratories, Inc.	925,669	4,252	—	—	930,900

Humana, Inc.	545,291	—	33,322	—	510,501

McKesson Corp.	816,200	—	29,849	1,812	n/a(1)

Owens & Minor, Inc. Holding Co.	68,860	—	—	660	66,462

PAREXEL International Corp.	38,281	—	—	—	46,588

Perrigo Co.	83,081	—	—	452	84,306

	2,923,225			2,924	2,034,521

1 At July 31, 2006, the issuer was not an affiliated company of the fund.

19

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended July 31, 2006
Health Care Fund	Beginning Account Value 1/31/2006	Ending Account Value 7/31/2006	Expenses Paid During Period[1]

Based on Actual Fund Return

Investor Shares	$1,000.00	$1,039.55	$1.26

Admiral Shares	1,000.00	1,040.09	0.86

Based on Hypothetical 5% Yearly Return

Investor Shares	$1,000.00	$1,023.55	$1.25

Admiral Shares	1,000.00	1,023.95	0.85

1	These calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.25% for Investor Shares, and 0.17% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month peiod, then divided by the number of days in the most recent 12-month period.

20

Note that the expenses shown in the table on page 20 are meant to highlight and help you compare ongoing costs only; they do not include your fund’s low-balance fee or the 1% redemption fee that applies to shares held for less than one year. These fees are fully described in the prospectus. If the fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate fund prospectus.

21

Trustees Approve Advisory Agreement

The board of trustees of Vanguard Health Care Fund has approved an amended investment advisory agreement with Wellington Management Company, LLP. The amended agreement changes the process for the quarterly calculation of asset-based fees. The calculation now will be based on the average daily net assets of the fund rather than the average month-end net assets. The board determined that the retention of Wellington Management was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of Wellington Management’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the agreement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board considered the quality of investment management to the fund over both the short and long term and the organizational depth and stability of the advisory firm. The board noted that Wellington Management, with over 75 years of investment management experience, subadvises a broad range of mandates—including both equity and fixed income strategies—for institutional clients worldwide. Edward P. Owens has managed the Health Care Fund since its inception in 1984. Mr. Owens is aided by a team of five experienced health care analysts. The advisor’s health care team utilizes intensive fundamental analysis to identify companies with high-quality balance sheets, strong management, and the potential for new products that will lead to above-average growth in revenue and earnings. The advisor invests in stocks broadly representing the health care industry, seeking to maintain exposure across five primary subsectors: health services, medical products, specialty pharmaceuticals, major pharmaceuticals, and international markets.

The board concluded that Wellington Management’s experience, stability, depth and performance, among other factors, warranted continuation of the advisory agreement with the amendment described above.

Investment performance

The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance of a relevant benchmark and peer group. The trustees found that the fund, under Wellington Management, has consistently outperformed both the Standard & Poor’s Health Sector Index and the fund’s peer group since the fund’s inception. Information about the fund’s performance, including some of the data considered by the board, can be found in the Performance Summary section of this report.

Cost

The board concluded that the fund’s expense ratio was far below the average expense ratio charged by funds in its peer group. The board noted that the fund’s advisory fee was also well below the peer-group average. Information about the fund’s expense ratio appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the advisory fee rate. The board did not consider profitability of Wellington Management in determining whether to approve the advisory fee, because Wellington Management is independent of Vanguard, and the advisory fee is the result of arm’s-length negotiations.

22

The benefit of economies of scale

The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the fund’s advisory fee schedule. The breakpoints reduce the effective rate of the fee as the fund’s assets increase.

The advisory agreement will continue for one year and is renewable by the fund’s board after that for successive one-year periods.

23

Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund’s beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Yield. A snapshot of a fund’s income from interest and dividends. The yield, expressed as a percentage of the fund’s net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of income provided by securities in the index. This page intentionally left blank.

24

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis. A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds. Among board members’ responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Chairman of the Board, Chief Executive Officer, and Trustee John J. Brennan[1]

Born 1954	Principal Occupation(s) During the Past Five Years: Chairman of the Board,
Trustee since May 1987;	Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc.,
Chairman of the Board and	and of each of the investment companies served by The Vanguard Group.
Chief Executive Officer
140 Vanguard Funds Overseen

Independent Trustees

Charles D. Ellis

Born 1937	Principal Occupation(s) During the Past Five Years: Applecore Partners
Trustee since January 2001	(pro bono ventures in education); Senior Advisor to Greenwich Associates
140 Vanguard Funds Overseen	(international business strategy consulting); Successor Trustee of Yale
University; Overseer of the Stern School of Business at New York University;
Trustee of the Whitehead Institute for Biomedical Research.

Rajiv L. Gupta

Born 1945	Principal Occupation(s) During the Past Five Years: Chairman and Chief
Trustee since December 2001[2]	Executive Officer of Rohm and Haas Co. (chemicals) since 1999; Board
140 Vanguard Funds Overseen	Member of the American Chemistry Council; Director of Tyco International, Ltd.
(diversified manufacturing and services) since 2005; Trustee of Drexel
University and of the Chemical Heritage Foundation.

Amy Gutmann

Born 1949	Principal Occupation(s) During the Past Five Years: President of the University
Trustee since June 2006	of Pennsylvania since 2004; Professor in the School of Arts and Sciences,
140 Vanguard Funds Overseen	Annenberg School for Communication, and Graduate School of Education of
the University of Pennsylvania since 2004; Provost (2001-2004) and Laurance
S. Rockefeller Professor of Politics and the University Center for Human Values
(1990-2004), Princeton University; Director of Carnegie Corporation of
New York since 2005 and of Schuylkill River Development Corporation and Greater Philadelphia Chamber of Commerce since 2004.

JoAnn Heffernan Heisen

Born 1950	Principal Occupation(s) During the Past Five Years: Corporate Vice President
Trustee since July 1998	and Chief Global Diversity Officer since 2006, Vice President and Chief
140 Vanguard Funds Overseen	Information Officer (1997-2005), and Member of the Executive Committee of
Johnson & Johnson (pharmaceuticals/consumer products); Director of the
University Medical Center at Princeton and Women's Research and
Education Institute.

Andre F. Perold

Born 1952	Principal Occupation(s) During the Past Five Years: George Gund Professor
Trustee since December 2004	of Finance and Banking, Harvard Business School (since 2000); Senior
140 Vanguard Funds Overseen	Associate Dean, Director of Faculty Recruiting, and Chair of Finance Faculty,
Harvard Business School; Director and Chairman of UNX, Inc. (equities trading firm) (since 2003); Director of registered investment companies advised by
Merrill Lynch Investment Managers and affiliates (1985-2004),Genbel
Securities Limited (South African financial services firm) (1999-2003), Gensec
Bank (1999-2003), Sanlam, Ltd. (South African insurance company).
(2001-2003), and Stockback, Inc. (credit card firm) (2000-2002)

Alfred M. Rankin, Jr

Born 1941	Principal Occupation(s) During the Past Five Years: Chairman, President,
Trustee since January 1993	Chief Executive Officer, and Director of NACCO Industries, Inc. (forklift
140 Vanguard Funds Overseen	trucks/housewares/lignite); Director of Goodrich Corporation (industrial products/aircraft systems and services).

J. Lawrence Wilson

Born 1936	Principal Occupation(s) During the Past Five Years: Retired Chairman and
Trustee since April 1985	Chief Executive Officer of Rohm and Haas Co. (chemicals); Director of
140 Vanguard Funds Overseen	Cummins Inc. (diesel engines),MeadWestvaco Corp. (packaging products), and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of
Vanderbilt University and of Culver Educational Foundation.

Executive Officers[1]

Heidi Stam

Born 1956	Principal Occupation(s) During the Past Five Years: Managing Director since
Secretary since July 2005	July 2006,General Counsel since July 2005, and Secretary of Vanguard and of
140 Vanguard Funds Overseen	each of the investment companies served by The Vanguard Group since July
2005; Principal of The Vanguard Group, Inc. (1997-2006).

Thomas J. Higgins

Born 1957	Principal Occupation(s) During the Past Five Years: Principal of The Vanguard
Treasurer since July 1998	Group, Inc.;Treasurer of each of the investment companies served by The
140 Vanguard Funds Overseen	Vanguard Group.

Vanguard Senior Management Team
R. Gregory Barton	Kathleen C. Gubanich	Michael S. Miller
Mortimer J. Buckley	Paul A. Heller	Ralph K. Packard
James H. Gately	F. William McNabb, III	George U. Sauter

Founder

John C. Bogle

Chairman and Chief Executive Officer, 1974-1996

1 Officers of the funds are "interested persons" as defined in the Investment Company Act of 1940.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.
   More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

P.O. Box 2600 Valley Forge, PA 19482-2600

Connect with Vanguard™ > www.vanguard.com

Fund Information > 800-662-7447	Vanguard, Admiral, Connect with Vanguard, and the
ship logo are trademarks of The Vanguard Group, Inc.
Direct Investor Account Services > 800-662-2739

All other marks are the exclusive property of their
Institutional Investor Services > 800-523-1036	respective owners.

Text Telephone > 800-952-3335
All comparative mutual fund data are from Lipper Inc.
or Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard's proxy
This material may be used in conjunction	voting guidelines by visiting our website,
with the offering of shares of any	www.vanguard.com, and searching for "proxy voting
Vanguard fund only if preceded or	guidelines," or by calling Vanguard at 800-662-2739.
accompanied by the fund's current	They are also available from the SEC's website,
prospectus.	www.sec.gov. In addition, you may obtain a free
report on how your fund voted the proxies for
securities it owned during the 12 months ended
June 30.To get the report, visit either
www.vanguard.com or www.sec.gov.

You can review and copy information about your
fund at the SEC's Public Reference Room in
Washington, D.C. To find out more about this public
service, call the SEC at 202-551-8090. Information
about your fund is also available on the SEC's
website, and you can receive copies of this
information, for a fee, by sending a request in either
of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to
the Public Reference Section, Securities and
Exchange Commission, Washington, DC
20549-0102.

© 2006 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q522 092006

Vanguard® REIT Index Fund

> Semiannual Report

July 31, 2006

> Vanguard REIT Index Fund returned 9.0% for the six months ended July 31, 2006. The fund closely tracked the performance of its target benchmark and outpaced the return of its average peer.

> All REIT segments posted positive returns. The fund’s sizable holdings in office and residential REITs delivered the strongest results. Returns were less robust in the retail subcategory, the fund’s largest.

> The broad U.S. stock market became listless as economic news, initially upbeat, turned worrisome in the second half of the period. Larger stocks generally did better than small-cap stocks.

Contents

Your Fund's Total Returns	1

Chairman's Letter	2

Fund Profile	7

Performance Summary	8

Financial Statements	9

About Your Fund's Expenses	21

Trustees Approve Advisory Arrangement	23

Glossary	24

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the cover of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Total Returns

Six Months Ended July 31, 2006
Total Return

Vanguard REIT Index Fund

Investor Shares	9.0%

Admiral™ Shares[1]	9.0

Institutional Shares[2]	9.0

ETF Shares[3]

Market Price	9.1

Net Asset Value	9.0

MSCI® US REIT Index	9.2

Average Real Estate Fund[4]	8.6

Target REIT Composite[5]	9.0

Dow Jones Wilshire 5000 Index	-0.4

Your Fund's Performance at a Glance January 31, 2006-July 31, 2006
			Distributions Per Share
	Starting Share Price	Ending Share Price	Income Dividends[6]	Capital Gains	Return of Capital

Vanguard REIT Index Fund

Investor Shares	$21.29	$22.83	$0.350	$0.000	$0.000

Admiral Shares	90.82	97.43	1.521	0.000	0.000

Institutional Shares	14.06	15.08	0.239	0.000	0.000

ETF Shares	64.07	68.73	1.082	0.000	0.000

1 A lower-cost class of shares available to many longtime shareholders and to those with significant investments in the fund.
2 This class of shares also carries low expenses and is available for a minimum investment of $5 million.
3 Vanguard ETF™ Shares are traded on the American Stock Exchange and are available only through brokers. The table shows the ETF returns based on both the AMEX market price and the net asset value for a share. U.S. Pat. No. 6,879,964 B2.
4 Derived from data provided by Lipper Inc.
5 The Target REIT Composite consists of the MSCI US REIT Index adjusted to include a 2% cash position (Lipper Money Market Average).
6 The return of capital distribution is determined after the end of the fund’s fiscal year. Consequently, part of the income dividend may be eventually classified as a return of capital.

1

Chairman’s Letter

Dear Shareholder,

During the fiscal half-year ended July 31, 2006, investors in real estate companies continued to benefit from share-price gains that were stronger than those found in many other parts of the broad U.S. stock market. Vanguard REIT Index Fund returned 9.0%, closely tracking the return of the target MSCI US REIT Index. The fund outpaced the result of average competing real estate funds.

On July 31, the fund’s Investor Shares yielded 3.9%, and the Admiral, Institutional, and ETF Shares yielded 4.0%. These figures represented a small increase from those seen at the start of the period, although REIT yields generally remained significantly lower than they were a few years ago, before prices jumped.

Please note that the yield figures are not comparable to dividends paid by other stock funds, because REITs must distribute at least 90% of their taxable income, minus expenses, to shareholders. The figures also include some payments that represent capital gains and returns of capital by the underlying REITs, amounts that are determined by each REIT at the end of its fiscal year.

Stocks started strongly, but retreated as the economy slowed

Worrisome economic signals took a toll on stocks, which began the year on an upward trajectory, then reversed course in early May. The U.S. economy expanded at a

2

torrid pace in the first calendar quarter, when gross domestic product jumped at an annualized rate of 5.6%, but economic growth skidded to half that rate in the second quarter. Instability in international oil markets and a slowing domestic housing market added to investors’ concerns.

The broad U.S. stock market closed on July 31 near where it started six months before. Small-capitalization stocks and growth stocks performed poorly, as investors showed increased aversion to risk.

The picture was similar in international markets, where investors were spooked by the specters of rising inflation (largely because of high energy and commodity prices) and slowing growth. However, a weakened U.S. dollar gave a boost to international returns for American investors when gains abroad were converted back into the U.S. currency.

Bonds struggled to maintain footing as interest rates climbed

The Federal Reserve Board raised its target for the federal funds rate three times during the period, to 5.25%, marking the 17th consecutive rate hike since the central bank began its inflation-fighting campaign two years ago. (At its August 8 meeting, the Fed elected to leave its target unchanged.) The broad market for taxable U.S. bonds finished the six months with a modestly positive return, while municipal bond returns fared somewhat better.

Market Barometer
	Total Returns Periods Ended July 31, 2006
	Six Months	One Year	Five Years[1]

Stocks

Russell 1000 Index (Large-caps)	0.2%	5.2%	3.4%

Russell 2000 Index (Small-caps)	-3.9	4.2	9.0

Dow Jones Wilshire 5000 Index (Entire market)	-0.4	5.2	4.3

MSCI All Country World Index ex USA (International)	3.9	25.1	12.6

Bonds

Lehman Aggregate Bond Index (Broad taxable market)	0.6%	1.5%	4.8%

Lehman Municipal Bond Index	1.2	2.5	5.0

Citigroup 3-Month Treasury Bill Index	2.3	4.1	2.2

CPI

Consumer Price Index	2.6%	4.1%	2.8%

1 Annualized.

3

Yields of U.S. Treasury securities rose at both ends of the maturity spectrum, but the yield curve remained essentially flat, with a minuscule difference between the yields of the 3-month and the 30-year issues. Although, as noted earlier, stock investors tended to avoid risk during the period, bond investors were less sensitive; high-yield bonds were one of the stronger segments of the bond market.

Despite economic uncertainties, REITs again fared well

The REIT Index Fund continued on the upward trajectory it has traced over the past several fiscal periods. The fund’s 9.0% return for the six-month period was in line with that of its target index and a few notches better than that of its peer funds. The fund’s performance was strongest in February and March, but then slowed as the economy showed clearer signs of cooling off.

Stocks of office and residential REITs were especially robust during the period. Almost all of the stocks in the office segment—the second-largest component of the MSCI US REIT Index—posted positive returns. Despite a downturn in economic conditions, many companies displayed interest in securing space for current or future expansion. In and around many of the nation’s larger cities, vacancy rates remained low and demand for office space drove rents higher. Top-ten fund holdings Boston Properties and Equity Office Properties had returns of more than 20% for the period.

Annualized Expense Ratios1 Your fund compared with its peer group
	Investor Shares	Admiral Shares	Institutional Shares	ETF Shares	Average Real Estate Fund

REIT Index Fund	0.21%	0.14%	0.10%	0.12%	1.52%

1 Fund expense ratios reflect the six months ended July 31, 2006. Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2005.

4

Growth in the condominium market in larger cities was solid as building owners focused on attracting buyers for their conversions of apartment buildings and hotels into luxury living space. On the other hand, the rising sale prices of homes have meant that some prospective buyers remain renters, which raised demand for apartment units. Equity Residential, the largest publicly traded apartment REIT in the United States, saw market-beating returns during the period, as did Archstone-Smith Trust and Avalonbay Communities.

Among the few disappointments were retail REITs. This category is the largest in the MSCI US REIT Index, at more than one-quarter of assets, but it generated meager returns. Although consumer spending remained strong throughout the period, the category saw weak performance among its biggest constituents, including Simon Property Group and General Growth Properties.

Your fund reached its ten-year anniversary in May. I'd like to recognize the talents of the individuals in Vanguard's Quantitative Equity Group who, by honing our indexing methodologies over the past 30 years, have enabled the fund to succeed in capturing the majority of the target index's return.

Keep your perspective, even during good times

It would be a mistake to let the red-hot performance of REITs during the past few years blind us to the importance of diversification and risk control. Today's high

Vanguard REIT Index Fund ETF Shares Premium/Discount: September 23, 2004[1]-July 31, 2006
	Market Price Above or Equal to Net Asset Value		Market Price Below Net Asset Value

Basis Point Differential[2]	Number of Days	Percentage of Total Days	Number of Days	Percentage of Total Days

0-24.9	222	47.53%	238	50.97%

25-49.9	4	0.86	3	0.64

50-74.9	0	0.00	0	0.00

75-100.0	0	0.00	0	0.00

>100.0	0	0.00	0	0.00

Total	226	48.39%	241	51.61%

1 Inception.
2 One basis point equals 1/100 of 1%.

5

flyers will eventually lose altitude and revert to more customary performance, and the landing can sometimes be a bit bumpy.

If you construct a well-balanced and broadly diversified portfolio of stock, bond, and money market funds, you’ll be better positioned to weather a variety of markets, even when a particular market segment or asset class falls on hard times.

Investments that focus on a single portion of the market are best used as portfolio diversifiers. If allocated prudently, the REIT Index Fund can be a low-cost way to gain modest exposure to commercial real estate.

Thank you for your ongoing confidence in Vanguard.

Sincerely,

John J. Brennan
Chairman and Chief Executive Officer
August 17, 2006

6

Fund Profile

As of July 31, 2006

Portfolio Characteristics
	Fund	Target Index[1]	Broad Index[2]

Number of Stocks	107	108	4,981

Median Market Cap	$4.9B	$4.9B	$70.9B

Price/Earnings Ratio	45.0x	44.9x	19.1x

Price/Book Ratio	2.7x	2.7x	2.7x

Yield		4.1%	1.8%

Investor Shares	3.9%[3]

Admiral Shares	4.0%[3]

Institutional Shares	4.0%[3]

ETF Shares	4.0%[3]
Return on Equity	7.9%	7.9%	17.1%

Earnings Growth Rate	-4.8%	-4.9%	9.8%

Foreign Holdings	0.0%	0.0%	2.5%

Turnover Rate	14%[4]	—	—

Expense Ratio		—	—

Investor Shares	0.21%[4]

Admiral Shares	0.14%[4]

Institutional Shares	0.10%[4]

ETF Shares	0.12%[4]

Short-Term Reserves	2%	—	—

Fund Allocation by REIT Type (% of portfolio)

Retail	26%

Office	21

Residential	19

Specialized	17

Diversified	8

Industrial	7

Short-Term Reserves	2%

Volatility Measures[5]
	Fund Versus Target Index[1]	Fund Versus Broad Index[2]

R-Squared	1.00	0.23

Beta	0.98	0.90

Ten Largest Holdings6 (% of total net assets)

Simon Property Group, Inc. REIT	6.0%

Equity Office Properties Trust REIT	4.5

ProLogis REIT	4.3

Equity Residential REIT	4.2

Vornado Realty Trust REIT	4.2

Archstone-Smith Trust REIT	3.5

Boston Properties, Inc. REIT	3.3

Host Marriott Corp. REIT	3.1

General Growth Properties Inc. REIT	3.1

Avalonbay Communities, Inc. REIT	2.7

Top Ten	38.9%

Investment Focus

1 MSCI US REIT Index.
2 Dow Jones Wilshire 5000 Index.
3 This yield may include some payments that represent a return of capital, capital gains distributions, or both by the underlying REITs. These amounts are determined by each REIT at the end of its fiscal year.
4 Annualized.
5 For an explanation of R-squared, beta, and other terms used here, see the Glossary on page 24.
6 “Ten Largest Holdings” excludes any temporary cash investments and equity index products.

7

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): May 13, 1996-July 31, 2006

Average Annual Total Returns: Periods Ended June 30, 2006
This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

	Inception Date	One Year	Five Years	Ten Years

Investor Shares[2]	5/13/1996	19.23%	18.92%	14.89%

Admiral Shares[2]	11/12/2001	19.32	21.65[3]	—

Institutional Shares[2]	12/2/2003	19.38	22.74[3]	—

ETF Shares	9/23/2004
Market Price		19.48	25.02[3]	—

Net Asset Value		19.35	25.06[3]	—

1 Six months ended July 31, 2006.
2 Total return figures do not reflect the 1% fee assessed on redemptions of shares held for less than one year.
3 Return since inception.
  Note: See Financial Highlights tables on pages 14 through 17 for dividend and capital gains information.

8

Financial Statements (unaudited)

Statement of Net Assets

As of July 31, 2006

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

	Shares	Market Value• ($000)

Real Estate Investment Trusts (97.9%)

Diversified REITs (8.4%)
Vornado Realty Trust REIT	3,827,074	400,121
Liberty Property Trust REIT	2,659,666	124,605
Colonial Properties
Trust REIT	1,282,739	61,482
Crescent Real
Estate, Inc. REIT	2,900,874	56,625
Washington REIT	1,350,087	50,061
Spirit Finance Corp. REIT	2,915,116	32,358
PS Business
Parks, Inc. REIT	486,699	29,202
^ Franklin Street
Properties Corp. REIT	1,530,249	28,463
Investors Real Estate
Trust REIT	1,318,105	12,337
Capital Lease
Funding, Inc. REIT	998,333	10,972

		806,226
Industrial REITs (6.8%)
ProLogis REIT	7,361,781	407,475
AMB Property Corp. REIT	2,636,838	138,249
First Industrial Realty
Trust REIT	1,334,624	53,759
EastGroup
Properties, Inc. REIT	663,370	31,198
First Potomac REIT	708,696	20,049

		650,730
Office REITs (21.2%)
Equity Office Properties
Trust REIT	11,458,952	434,409
Boston
Properties, Inc. REIT	3,218,266	316,034
Duke Realty Corp. REIT	4,051,468	150,958
SL Green Realty
Corp. REIT	1,301,011	148,705
Reckson Associates
Realty Corp. REIT	2,499,364	111,297
Mack-Cali Realty
Corp. REIT	1,870,768	90,377
Trizec
Properties, Inc. REIT	3,060,438	88,018
Brandywine Realty
Trust REIT	2,741,372	86,737
HRPT Properties
Trust REIT	6,317,090	74,226
Alexandria Real Estate
Equities, Inc. REIT	784,932	74,113
Kilroy Realty Corp. REIT	956,930	70,707
Corporate Office Properties
Trust, Inc. REIT	1,198,078	53,913
Maguire
Properties, Inc. REIT	1,379,089	51,592
Highwood
Properties, Inc. REIT	1,382,356	51,479
BioMed Realty
Trust, Inc. REIT	1,649,013	49,157
American Financial
Realty Trust REIT	3,874,389	44,865
Cousins
Properties, Inc. REIT	1,143,858	36,340
^ Lexington Corporate
Properties Trust REIT	1,590,772	31,688
Digital Realty
Trust, Inc. REIT	1,086,740	29,701
Glenborough Realty
Trust, Inc. REIT	913,794	20,286
Parkway
Properties Inc. REIT	426,762	19,405

		2,034,007
Residential REITs (18.6%)
Equity Residential REIT	8,715,452	405,356
Archstone-Smith Trust REIT	6,393,945	335,490
Avalonbay
Communities, Inc. REIT	2,217,309	259,248
Apartment Investment
& Management Co.
Class A REIT	2,922,848	140,559
Camden Property
Trust REIT	1,683,691	128,718

9

	Shares	Market Value• ($000)

United Dominion
Realty Trust REIT	4,033,968	112,346
BRE Properties Inc.
Class A REIT	1,544,483	90,568
Essex Property
Trust, Inc. REIT	653,651	76,536
Post Properties, Inc. REIT	1,245,969	59,819
Home Properties, Inc. REIT	1,038,628	57,935
Mid-America Apartment
Communities, Inc. REIT	676,770	38,657
Equity Lifestyle
Properties, Inc. REIT	666,364	28,634
^ Sun Communities, Inc. REIT	488,451	15,591
GMH Communities
Trust REIT	1,195,664	14,994
Education Realty
Trust, Inc. REIT	795,502	12,434

		1,776,885
Retail REITs (26.0%)
Simon Property
Group, Inc. REIT	6,777,848	579,709
General Growth
Properties Inc. REIT	6,480,140	295,754
Kimco Realty Corp. REIT	6,514,409	255,625
Developers Diversified
Realty Corp. REIT	3,279,440	173,089
The Macerich Co. REIT	2,106,781	153,268
Regency Centers
Corp. REIT	2,045,822	131,178
Federal Realty
Investment Trust REIT	1,592,070	115,505
Weingarten Realty
Investors REIT	2,421,977	96,782
Pan Pacific Retail
Properties, Inc. REIT	1,227,253	84,803
New Plan Excel
Realty Trust REIT	3,139,726	81,382
CBL & Associates
Properties, Inc. REIT	1,833,521	71,801
Taubman Co. REIT	1,565,085	64,951
Realty Income Corp. REIT	2,681,666	61,356
Pennsylvania REIT	1,046,670	41,218
Mills Corp. REIT	1,703,830	39,495
^ National Retail
Properties REIT	1,596,491	33,271
Inland Real Estate
Corp. REIT	1,930,585	31,295
Heritage Property
Investment Trust REIT	856,049	30,895
Tanger Factory Outlet
Centers, Inc. REIT	925,077	30,435
Equity One, Inc. REIT	1,254,193	27,429
Glimcher Realty Trust REIT	1,100,802	26,034
Acadia Realty Trust REIT	765,214	18,243
Ramco-Gershenson
Properties Trust REIT	507,009	14,921
Getty Realty
Holding Corp. REIT	483,522	13,819
Saul Centers, Inc. REIT	302,348	12,064
Urstadt Biddle Properties
Class A REIT	625,776	10,557
Urstadt Biddle
Properties REIT	14,698	235

		2,495,114
Specialized REITs (16.9%)
Host Marriott Corp. REIT	13,945,793	295,930
Public Storage, Inc. REIT	2,506,141	201,218
^ Health Care Properties
Investors REIT	4,099,762	112,415
Ventas, Inc. REIT	2,812,330	100,485
Hospitality
Properties Trust REIT	2,226,115	96,992
Shurgard Storage
Centers, Inc.
Class A REIT	1,416,909	93,374
Health Care Inc. REIT	1,839,888	66,585
Nationwide Health
Properties, Inc. REIT	2,209,022	52,398
Sunstone Hotel
Investors, Inc. REIT	1,736,564	49,249
LaSalle Hotel
Properties REIT	1,186,271	49,005
Healthcare Realty
Trust Inc. REIT	1,437,889	47,580
Strategic Hotels and
Resorts, Inc. REIT	2,202,454	43,939
Senior Housing
Properties Trust REIT	2,161,598	40,184
Entertainment
Properties Trust REIT	793,865	33,795
FelCor Lodging
Trust, Inc. REIT	1,450,121	31,903
DiamondRock
Hospitality Co. REIT	1,955,056	31,418
U-Store-It Trust REIT	1,458,947	27,808
Sovran Self
Storage, Inc. REIT	528,597	27,313
Equity Inns, Inc. REIT	1,626,627	25,652
Trustreet
Properties, Inc. REIT	1,926,442	25,641
Highland
Hospitality Corp. REIT	1,779,555	23,757
Extra Space
Storage Inc. REIT	1,481,201	23,595
Omega Healthcare
Investors, Inc. REIT	1,725,125	23,048
Ashford Hospitality
Trust REIT	1,906,663	22,403
Innkeepers USA
Trust REIT	1,292,457	21,804
National Health
Investors REIT	693,855	17,561

10

	Shares	Market Value• ($000)

Medical Properties
Trust Inc. REIT	1,184,980	14,457
LTC Properties, Inc. REIT	596,276	13,160
Universal Health
Realty Income REIT	337,013	10,970

		1,623,639

Total Real Estate Investment Trusts
(Cost $6,218,955)		9,386,601

Temporary Cash Investments (2.6%)

[1] Vanguard Market Liquidity
Fund, 5.276%	196,120,958	196,121
[1] Vanguard Market Liquidity
Fund, 5.276%—Note E	48,114,000	48,114

Total Temporary Cash Investments
(Cost $244,235)		244,235

Total Investments (100.5%)
(Cost $6,463,190)		9,630,836

Other Assets and Liabilities (-0.5%)

Other Assets—Note B		30,052
Liabilities—Note E		(77,189)
		(47,137)

Net Assets (100%)		9,583,699

At July 31, 2006, net assets consisted of:[2]
Amount ($000)

Paid-in Capital	6,409,545

Overdistributed Net Investment Income	(27,752)

Accumulated Net Realized Gains	34,260

Unrealized Appreciation	3,167,646

Net Assets	9,583,699

Investor Shares—Net Assets

Applicable to 225,887,105 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	5,157,550

Net Asset Value Per Share—
Investor Shares	$22.83

Admiral Shares—Net Assets

Applicable to 24,089,415 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	2,347,047

Net Asset Value Per Share—
Admiral Shares	$97.43

Institutional Shares—Net Assets

Applicable to 47,478,511 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	715,920

Net Asset Value Per Share—
Institutional Shares	$15.08

ETF Shares—Net Assets

Applicable to 19,835,186 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	1,363,182

Net Asset Value Per Share—
ETF Shares	$68.73

• See Note A in Notes to Financial Statements.
^ Part of security position is on loan to broker-dealers. See Note E in Notes to Financial Statements.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
2 See Note C in Notes to Financial Statements for the tax-basis components of net assets.

11

Statement of Operations
Six Months Ended July 31, 2006
($000)

Investment Income

Income

Dividends	125,423

Interest[1]	4,391

Security Lending	72

Total Income	129,886

Expenses
The Vanguard Group—Note B

Investment Advisory Services	53

Management and Administrative

Investor Shares	4,384

Admiral Shares	1,303

Institutional Shares	231

ETF Shares	550

Marketing and Distribution

Investor Shares	522

Admiral Shares	186

Institutional Shares	65

ETF Shares	99

Custodian Fees	70

Shareholders' Reports

Investor Shares	102

Admiral Shares	3

Institutional Shares	—

ETF Shares	—

Trustees' Fees and Expenses	5

Total Expenses	7,573

Net Investment Income	122,313

Investment Securities Sold	111,590

Capital Gain Distributions Received	26,347

Realized Net Gain (Loss)	137,937

Change in Unrealized Appreciation (Depreciation) of Investment Securities	502,607

Net Increase (Decrease) in Net Assets Resulting from Operations	762,857

1 Interest income from an affiliated company of the fund was $4,348,000.

12

Statement of Changes in Net Assets

	Six Months Ended July 31, 2006 ($000)	Year Ended Jan. 31, 2006 ($000)

Increase (Decrease) in Net Assets

Operations

Net Investment Income	122,313	198,039

Realized Net Gain (Loss)	137,937	180,856

Change in Unrealized Appreciation (Depreciation)	502,607	1,448,924

Net Increase (Decrease) in Net Assets Resulting from Operations	762,857	1,827,819

Distributions

Net Investment Income

Investor Shares	(78,038)	(130,616)

Admiral Shares	(36,188)	(45,987)

Institutional Shares	(10,143)	(13,886)

ETF Shares	(18,654)	(10,432)

Realized Capital Gain[1]

Investor Shares	—	(121,441)

Admiral Shares	—	(42,265)

Institutional Shares	—	(12,188)

ETF Shares	—	(9,525)

Return of Capital

Investor Shares	—	(15,207)

Admiral Shares	—	(5,302)

Institutional Shares	—	(1,595)

ETF Shares	—	(1,201)

Total Distributions	(143,023)	(409,645)

Capital Share Transactions—Note F

Investor Shares	87,454	(571,751)

Admiral Shares	165,097	815,202

Institutional Shares	100,185	184,704

ETF Shares	416,917	602,492

Net Increase (Decrease) from Capital Share Transactions	769,653	1,030,647

Total Increase (Decrease)	1,389,487	2,448,821

Net Assets

Beginning of Period	8,194,212	5,745,391

End of Period[2]	9,583,699	8,194,212

1 Includes fiscal 2007 and 2006 short-term gain distributions totaling $0 and $5,807,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets–End of Period includes undistributed (overdistributed) net investment income of ($27,752,000) and ($7,042,000).

13

Financial Highlights

Investor Shares
For a Share Outstanding	Six Months Ended July 31,	Year Ended January 31,
Throughout Each Period	2006	2006	2005	2004	2003	2002

Net Asset Value,
Beginning of Period	$21.29	$17.20	$15.83	$11.52	$12.10	$11.61

Investment Operations

Net Investment Income	.302	.562	.563	.579	.606	.631

Net Realized and Unrealized
Gain (Loss) on Investments[1]	1.588	4.692	1.759	4.511	(.426)	.669

Total from
Investment Operations	1.890	5.254	2.322	5.090	.180	1.300

Distributions
Dividends from
Net Investment Income	(.350)	(.568)	(.565)	(.678)	(.667)	(.631)

Distributions from
Realized Capital Gains	—	(.530)	(.387)	—	—	—

Return of Capital	—	(.066)	—	(.102)	(.093)	(.179)

Total Distributions	(.350)	(1.164)	(.952)	(.780)	(.760)	(.810)

Net Asset Value,
End of Period	$22.83	$21.29	$17.20	$15.83	$11.52	$12.10

Total Return[2]	8.96%	31.43%	14.78%	45.39%	1.20%	11.59%

Ratios/Supplemental Data

Net Assets,
End of Period (Millions)	$5,158	$4,727	$4,311	$3,383	$1,734	$1,270

Ratio of Total Expenses to
Average Net Assets	0.21%[4]	0.21%	0.21%	0.24%	0.27%	0.28%

Ratio of Net Investment
Income to Average Net Assets	2.76%[4]	2.91%	3.44%	4.10%	4.90%	5.35%

Portfolio Turnover Rate[3]	14%[4]	17%	13%	7%	12%	10%

1 Includes increases from redemption fees of $0.00, $0.01, $0.01, $0.00, $0.01, and $0.00.
2 Total returns do not reflect the 1% fee assessed on redemptions of shares held for less than one year.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.
4 Annualized.

14

Admiral Shares
For a Share Outstanding	Six Months Ended July 31,	Year Ended January 31,				Nov. 12, 2001[1] to Jan. 31,
Throughout Each Period	2006	2006	2005	2004	2003	2002

Net Asset Value,
Beginning of Period	$90.82	$73.40	$67.56	$49.14	$51.65	$50.00

Investment Operations

Net Investment Income	1.32	2.460	2.437	2.508	2.619	.494

Net Realized and Unrealized
Gain (Loss) on Investments[2]	6.811	19.993	7.494	19.279	(1.854)	2.401

Total from
Investment Operations	8.131	22.453	9.931	21.787	.765	2.895

Distributions

Dividends from
Net Investment Income	(1.521)	(2.488)	(2.439)	(2.931)	(2.878)	(.970)

Distributions from
Realized Capital Gains	—	(2.258)	(1.652)	—	—	—

Return of Capital	—	(.287)	—	(.436)	(.397)	(.275)

Total Distributions	(1.521)	(5.033)	(4.091)	(3.367)	(3.275)	(1.245)

Net Asset Value,
End of Period	$97.43	$90.82	$73.40	$67.56	$49.14	$51.65

Total Return[3]	9.04%	31.49%	14.82%	45.57%	1.19%	5.78%

Ratios/Supplemental Data

Net Assets,
End of Period (Millions)	$2,347	$2,025	$938	$733	$320	$166

Ratio of Total Expenses to
Average Net Assets	0.14%[4]	0.14%	0.16%	0.18%	0.21%	0.23%[4]

Ratio of Net Investment
Income to Average Net Assets	2.83%[4]	2.98%	3.49%	4.16%	4.99%	5.27%[4]

Portfolio Turnover Rate[5]	14%[4]	17%	13%	7%	12%	10%

1 Inception.
2 Includes increases from redemption fees of $0.01, $0.02, $0.04, $0.01, $0.03, and $0.01.
3 Total returns do not reflect the 1% fee assessed on redemptions of shares held for less than one year.
4 Annualized.
5 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

15

Institutional Shares
Six Months Ended July 31,		Year Ended January 31,		Dec. 2, 20031 to Jan. 31,
For a Share Outstanding Throughout Each Period	2006	2006	2005	2004

Net Asset Value, Beginning of Period	$14.06	$11.36	$10.46	$10.00

Investment Operations

Net Investment Income	.207	.385	.381	.065

Net Realized and Unrealized Gain (Loss) on Investments	1.052	3.099	1.156	.575

Total from Investment Operations	1.259	3.484	1.537	.640

Distributions

Dividends from Net Investment Income	(.239)	(.389)	(.381)	(.157)

Distributions from Realized Capital Gains	—	(.350)	(.256)	—

Return of Capital	—	(.045)	—	(.023)

Total Distributions	(.239)	(.784)	(.637)	(.180)

Net Asset Value, End of Period	$15.08	$14.06	$11.36	$10.46

Total Return[2]	9.04%	31.58%	14.81%	6.49%

Ratios/Supplemental Data

Net Assets, End of Period (Millions)	$716	$571	$297	$63

Ratio of Total Expenses to Average Net Assets	0.10%[3]	0.10%	0.13%	0.15%[3]

Ratio of Net Investment Income to Average Net Assets	2.87%[3]	3.02%	3.52%	4.19%[3]

Portfolio Turnover Rate[4]	14%[3]	17%	13%	7%

1 Inception.
2 Total returns do not reflect the 1% fee assessed on redemptions of shares held for less than one year.
3 Annualized.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

16

ETF Shares
For a Share Outstanding Throughout Each Period	Six Months Ended July 31, 2006	Year Ended Jan. 31, 2006	Sept. 23, 2004[1] to Jan. 31, 2005

Net Asset Value, Beginning of Period	$64.07	$51.77	$49.41

Investment Operations

Net Investment Income	.938	1.745	.665

Net Realized and Unrealized Gain (Loss) on Investments2	4.804	14.116	2.965

Total from Investment Operations	5.742	15.861	3.630

Distributions

Dividends from Net Investment Income	(1.082)	(1.764)	(.682)

Distributions from Realized Capital Gains	—	(1.594)	(.588)

Return of Capital	—	(.203)	—

Total Distributions	(1.082)	(3.561)	(1.270)

Net Asset Value, End of Period	$68.73	$64.07	$51.77

Total Return	9.05%	31.54%	7.13%

Ratios/Supplemental Data

Net Assets, End of Period (Millions)	$1,363	$871	$198

Ratio of Total Expenses to Average Net Assets	0.12%[3]	0.12%	0.18%[3]

Ratio of Net Investment Income to Average Net Assets	2.85%[3]	3.00%	3.47%[3]

Portfolio Turnover Rate[4]	14%[3]	17%	13%

1 Inception.
2 Includes increases from redemption fees of $0.00, $0.01, and $0.00.
3 Annualized.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units. See accompanying Notes, which are an integral part of the Financial Statements.

17

Notes to Financial Statements

Vanguard REIT Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund files reports with the SEC under the company name Vanguard Specialized Funds. The fund offers four classes of shares: Investor Shares, Admiral Shares, Institutional Shares, and ETF Shares (formerly known as VIPER® Shares). Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, servicing, tenure, and account-size criteria. Institutional Shares are designed for investors who meet certain administrative and servicing criteria and invest a minimum of $5 million. ETF Shares are listed for trading on the American Stock Exchange; they can be purchased and sold through a broker.

A.     The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1.     Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2.     Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

3.     Distributions: Distributions to shareholders are recorded on the ex-dividend date. Quarterly income dividends declared by the fund are reallocated at fiscal year-end to ordinary income, capital gain, and return of capital to reflect their tax character.

4.     Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

5.     Other: Distributions received from REITs are recorded on the ex-dividend date. Each REIT reports annually the tax character of its distributions. Dividend income, capital gain distributions received, and unrealized appreciation (depreciation) reflect the amounts of taxable income, capital gain, and return of capital reported by the REITs, and management’s estimates of such amounts for REIT distributions for which actual information has not been reported. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.

18

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B.     The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At July 31, 2006, the fund had contributed capital of $995,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.99% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C.     Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s return of capital distributions and tax-basis capital gains and losses are determined only at the end of each fiscal year.

During the six months ended July 31, 2006, the fund realized $103,677,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized gains to paid-in capital.

At July 31, 2006, net unrealized appreciation of investment securities for tax purposes was $3,167,646,000, consisting of unrealized gains of $3,210,542,000 on securities that had risen in value since their purchase and $42,896,000 in unrealized losses on securities that had fallen in value since their purchase.

D.     During the six months ended July 31, 2006, the fund purchased $1,563,502,000 of investment securities and sold $836,105,000 of investment securities other than temporary cash investments.

E.     The market value of securities on loan to broker-dealers at July 31, 2006, was $46,273,000, for which the fund received cash collateral of $48,114,000.

19

F.     Capital share transactions for each class of shares were:

	Six Months Ended July 31, 2006		Year Ended January 31, 2006
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)

Investor Shares

Issued	657,761	30,083	1,162,085	60,470

Issued in Lieu of Cash Distributions	71,878	3,302	244,346	12,743

Redeemed[1]	(642,185)	(29,581)	(1,978,182)	(101,814)

Net Increase (Decrease)—Investor Shares	87,454	3,804	(571,751)	(28,601)

Admiral Shares

Issued	386,100	4,157	1,295,720	15,370

Issued in Lieu of Cash Distributions	29,932	322	77,443	933

Redeemed[1]	(250,935)	(2,691)	(557,961)	(6,787)

Net Increase (Decrease)—Admiral Shares	165,097	1,788	815,202	9,516

Institutional Shares

Issued	175,477	12,121	283,189	21,978

Issued in Lieu of Cash Distributions	8,914	620	24,652	1,932

Redeemed[1]	(84,206)	(5,849)	(123,137)	(9,506)

Net Increase (Decrease)—Institutional Shares	100,185	6,892	184,704	14,404

ETF Shares

Issued	671,866	10,139	657,191	10,668

Issued in Lieu of Cash Distributions	—	—	—	—

Redeemed[1]	(254,949)	(3,900)	(54,699)	(900)

Net Increase (Decrease)—ETF Shares	416,917	6,239	602,492	9,768

1 Net of redemption fees of $747,000 and $2,336,000, respectively (fund totals).

20

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended July 31, 2006
REIT Index Fund	Beginning Account Value 1/31/2006	Ending Account Value 7/31/2006	Expenses Paid During Period[1]

Based on Actual Fund Return

Investor Shares	$1,000.00	$1,089.63	$1.09

Admiral Shares	1,000.00	1,090.40	0.73

Institutional Shares	1,000.00	1,090.43	0.52

ETF Shares	1,000.00	1,090.49	0.62

Based on Hypothetical 5% Yearly Return

Investor Shares	$1,000.00	$1,023.75	$1.05

Admiral Shares	1,000.00	1,024.10	0.70

Institutional Shares	1,000.00	1,024.30	0.50

ETF Shares	1,000.00	1,024.20	0.60

1	The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.21% for Investor Shares, 0.14% for Admiral Shares, 0.10% for Institutional Shares, and 0.12% for ETF Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

21

Note that the expenses shown in the table on page 21 are meant to highlight and help you compare ongoing costs only; they do not include your fund’s low-balance fee or the 1% redemption fee that applies to shares held for less than one year. These fees are fully described in the prospectus. If these fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate fund prospectus.

22

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard REIT Index Fund has renewed the fund’s investment advisory arrangement with The Vanguard Group, Inc. Vanguard—through its Quantitative Equity Group—serves as the investment advisor for the fund. The board determined that continuing the fund’s internalized management structure was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board considered the quality of the fund’s investment management over both short- and long-term periods, and took into account the organizational depth and stability of the advisor. Vanguard has been managing investments for more than two decades. George U. Sauter, Vanguard managing director and chief investment officer, has been in the investment management business since 1985, and has led the Quantitative Equity Group since 1987. The Quantitative Equity Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance

The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance of its target benchmark and peer group. The board noted that the fund has performed in line with expectations, and that its results have been consistent with its investment strategy. Information about the fund’s performance, including some of the data considered by the board, can be found in the Performance Summary section of this report.

Cost

The board concluded that the fund’s expense ratio was far below the average expense ratio charged by funds in its peer group. The board also noted that the fund’s advisory expense ratio was well below its peer-group average. Information about the fund’s expense ratio appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section.

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board of trustees concluded that the fund’s low-cost arrangement with Vanguard ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as fund assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

23

Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund’s beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Yield. A snapshot of the level of dividends, interest, capital gains distributions, and return-of-capital distributions received by the fund. The index yield is based on the current annualized rate of dividends and other distributions provided by securities in the index.

24

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis. A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds. Among board members’ responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Chairman of the Board, Chief Executive Officer, and Trustee John J. Brennan[1]

Born 1954	Principal Occupation(s) During the Past Five Years: Chairman of the Board,
Trustee since May 1987;	Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc.,
Chairman of the Board and	and of each of the investment companies served by The Vanguard Group.
Chief Executive Officer
140 Vanguard Funds Overseen

Independent Trustees

Charles D. Ellis

Born 1937	Principal Occupation(s) During the Past Five Years: Applecore Partners
Trustee since January 2001	(pro bono ventures in education); Senior Advisor to Greenwich Associates
140 Vanguard Funds Overseen	(international business strategy consulting); Successor Trustee of Yale
University; Overseer of the Stern School of Business at New York University;
Trustee of the Whitehead Institute for Biomedical Research.

Rajiv L. Gupta

Born 1945	Principal Occupation(s) During the Past Five Years: Chairman and Chief
Trustee since December 2001[2]	Executive Officer of Rohm and Haas Co. (chemicals) since 1999; Board
140 Vanguard Funds Overseen	Member of the American Chemistry Council; Director of Tyco International, Ltd.
(diversified manufacturing and services) since 2005; Trustee of Drexel
University and of the Chemical Heritage Foundation.

Amy Gutmann

Born 1949	Principal Occupation(s) During the Past Five Years: President of the University
Trustee since June 2006	of Pennsylvania since 2004; Professor in the School of Arts and Sciences,
140 Vanguard Funds Overseen	Annenberg School for Communication, and Graduate School of Education of
the University of Pennsylvania since 2004; Provost (2001-2004) and Laurance
S. Rockefeller Professor of Politics and the University Center for Human Values
(1990-2004), Princeton University; Director of Carnegie Corporation of
New York since 2005 and of Schuylkill River Development Corporation and Greater Philadelphia Chamber of Commerce since 2004.

JoAnn Heffernan Heisen

Born 1950	Principal Occupation(s) During the Past Five Years: Corporate Vice President
Trustee since July 1998	and Chief Global Diversity Officer since 2006, Vice President and Chief
140 Vanguard Funds Overseen	Information Officer (1997-2005), and Member of the Executive Committee of
Johnson & Johnson (pharmaceuticals/consumer products); Director of the
University Medical Center at Princeton and Women's Research and
Education Institute.

Andre F. Perold

Born 1952	Principal Occupation(s) During the Past Five Years: George Gund Professor
Trustee since December 2004	of Finance and Banking, Harvard Business School (since 2000); Senior
140 Vanguard Funds Overseen	Associate Dean, Director of Faculty Recruiting, and Chair of Finance Faculty,
Harvard Business School; Director and Chairman of UNX, Inc. (equities trading firm) (since 2003); Director of registered investment companies advised by
Merrill Lynch Investment Managers and affiliates (1985-2004),Genbel
Securities Limited (South African financial services firm) (1999-2003), Gensec
Bank (1999-2003), Sanlam, Ltd. (South African insurance company).
(2001-2003), and Stockback, Inc. (credit card firm) (2000-2002)

Alfred M. Rankin, Jr

Born 1941	Principal Occupation(s) During the Past Five Years: Chairman, President,
Trustee since January 1993	Chief Executive Officer, and Director of NACCO Industries, Inc. (forklift
140 Vanguard Funds Overseen	trucks/housewares/lignite); Director of Goodrich Corporation (industrial products/aircraft systems and services).

J. Lawrence Wilson

Born 1936	Principal Occupation(s) During the Past Five Years: Retired Chairman and
Trustee since April 1985	Chief Executive Officer of Rohm and Haas Co. (chemicals); Director of
140 Vanguard Funds Overseen	Cummins Inc. (diesel engines),MeadWestvaco Corp. (packaging products), and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of
Vanderbilt University and of Culver Educational Foundation.

Executive Officers[1]

Heidi Stam

Born 1956	Principal Occupation(s) During the Past Five Years: Managing Director since
Secretary since July 2005	July 2006,General Counsel since July 2005, and Secretary of Vanguard and of
140 Vanguard Funds Overseen	each of the investment companies served by The Vanguard Group since July
2005; Principal of The Vanguard Group, Inc. (1997-2006).

Thomas J. Higgins

Born 1957	Principal Occupation(s) During the Past Five Years: Principal of The Vanguard
Treasurer since July 1998	Group, Inc.;Treasurer of each of the investment companies served by The
140 Vanguard Funds Overseen	Vanguard Group.

Vanguard Senior Management Team
R. Gregory Barton	Kathleen C. Gubanich	Michael S. Miller
Mortimer J. Buckley	Paul A. Heller	Ralph K. Packard
James H. Gately	F. William McNabb, III	George U. Sauter

Founder

John C. Bogle

Chairman and Chief Executive Officer, 1974-1996

1 Officers of the funds are "interested persons" as defined in the Investment Company Act of 1940.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.
   More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

P.O. Box 2600
Valley Forge, PA 19482-2600
Connect with Vanguard™ > www.vanguard.com

Fund Information > 800-662-7447	Vanguard, Admiral, Connect with Vanguard,
Vanguard ETF, VIPER, and the ship logo are
Direct Investor Account Services > 800-662-2739	trademarks of The Vanguard Group, Inc.

Institutional Investor Services > 800-523-1036
All other marks are the exclusive property of their
Text Telephone > 800-952-3335	respective owners.

All comparative mutual fund data are from Lipper Inc.
or Morningstar, Inc., unless otherwise noted.
This material may be used in conjunction
with the offering of shares of any Vanguard	You can obtain a free copy of Vanguard's proxy
fund only if preceded or accompanied by	voting guidelines by visiting our website,
the fund's current prospectus.	www.vanguard.com, and searching for "proxy
voting guidelines," or by calling Vanguard at
800-662-2739. They are also available from
The funds or securities referred to herein	the SEC's website, www.sec.gov. In addition, you
are not sponsored, endorsed, or promoted	may obtain a free report on how your fund voted
by MSCI, and MSCI bears no liability with	the proxies for securities it owned during the 12
respect to any such funds or securities	months ended June 30.To get the report, visit either
For any such funds or securities, the	www.vanguard.com or www.sec.gov.
prospectus or the Statement of Additional	You can review and copy information about your
Information contains a more detailed	fund at the SEC's Public Reference Room in
description of the limited relationship	Washington, D.C.To find out more about this public
MSCI has with The Vanguard Group and	service, call the SEC at 202-551-8090. Information
any related funds.	about your fund is also available on the SEC's
website, and you can receive copies of this
information, for a fee, by sending a request in either
of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to
the Public Reference Section, Securities and
Exchange Commission, Washington, DC
20549-0102.

© 2006 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q1232 092006

Vanguard® Dividend Growth Fund

> Semiannual Report

July 31, 2006

>Vanguard Dividend Growth Fund posted a 4.1% gain during the six months ended July 31, 2006. The fund’s result surpassed those of all its comparative measures.

> Relative to its benchmark index, the fund benefited from strong stock selection in the consumer discretionary, energy, health care, and information technology sectors. Some poor stock choices in financials detracted from performance.

> The broad U.S. stock market became listless as economic news, initially upbeat, turned worrisome in the second half of the period. Larger stocks generally did better than small-cap stocks.

Contents

Your Fund's Total Returns	1

Chairman's Letter	2

Advisor's Report	6

Fund Profile	7

Performance Summary	8

Financial Statements	9

About Your Fund's Expenses	16

Trustees Approve Advisory Agreement	18

Glossary	19

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the cover of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Total Returns

Six Months Ended July 31, 2006
Total Return

Vanguard Dividend Growth Fund	4.1%

Russell 1000 Index	0.2

Average Large-Cap Core Fund[1]	-1.3

Dow Jones Wilshire 5000 Index	-0.4

Your Fund's Performance at a Glance January 31, 2006-July 31, 2006
			Distributions Per Share
	Starting Share Price	Ending Share Price	Income Dividends	Capital Gains

Vanguard Dividend Growth Fund	$12.75	$13.14	$0.13	$0.00

1 Derived from data provided by Lipper Inc.

1

Chairman's Letter

Dear Shareholder,

During the six months ended July 31, 2006, Vanguard Dividend Growth Fund returned 4.1%. The fund benefited mainly from strong performance among its health care and energy holdings, as well as from its advisor's astute stock selection in a few hard-hit sectors. The fund's performance outpaced the 0.2% return of the Russell 1000 Index, a measure of large- and mid-capitalization stocks, as well as the -1.3% return of the average large-cap core mutual fund.

Stocks started strongly, but retreated as the economy slowed

Worrisome economic signals took a toll on stocks, which began the year on an upward trajectory, then reversed course in early May. The U.S. economy expanded at a torrid pace in the first calendar quarter, when gross domestic product jumped at an annualized rate of 5.6%, but economic growth skidded to half that rate in the second quarter. Instability in international oil markets and a slowing domestic housing market added to investors' concerns.

The broad U.S stock market closed on July 31 near where it started six months before. Small-capitalization stocks and growth stocks performed poorly, as investors showed increased aversion to risk.

The picture was similar in international markets, where investors were spooked by the specters of rising inflation (largely because of high energy and commodity

2

prices) and slowing growth. However, a weakened U.S. dollar gave a boost to international returns for American investors when gains abroad were converted back into the U.S. currency.

Bonds struggled to maintain footing as interest rates climbed

The Federal Reserve Board raised its target for the federal funds rate three times during the period, to 5.25%, marking the 17th consecutive rate hike since the central bank began its inflation-fighting campaign two years ago. (At its August 8 meeting, the Fed elected to leave its target unchanged.) The broad market for taxable U.S. bonds finished the six months with a modestly positive return, while municipal bond returns fared somewhat better. Yields of U.S. Treasury securities rose at both ends of the maturity spectrum, but the yield curve remained essentially flat, with a minuscule difference between the yields of the three-month and the 30-year issues. Although stock investors tended to avoid risk, bond investors were less sensitive; high-yield bonds were one of the stronger segments of the bond market.

The fund built its solid return on stocks in many sectors

The advisors of many income-oriented stock funds focus solely on stocks with hefty current dividends. Wellington Management Company, your fund's advisor, takes a broader view, evaluating the likelihood that a company will build its earnings and deploy its "free cash flow,"

Market Barometer
	Total Returns Periods Ended July 31, 2006
	Six Months	One Year	Five Years[1]

Stocks

Russell 1000 Index (Large-caps)	0.2%	5.2%	3.4%

Russell 2000 Index (Small-caps)	-3.9	4.2	9.0

Dow Jones Wilshire 5000 Index (Entire market)	-0.4	5.2	4.3

MSCI All Country World Index ex USA (International)	3.9	25.1	12.6

Bonds

Lehman Aggregate Bond Index (Broad taxable market)	0.6%	1.5%	4.8%

Lehman Municipal Bond Index	1.2	2.5	5.0

Citigroup 3-Month Treasury Bill Index	2.3	4.1	2.2

CPI

Consumer Price Index	2.6%	4.1%	2.8%

1 Annualized.

3

the cash left over after spending to maintain operations, to increase its dividend payouts.

This emphasis on future dividend growth paid off over the half-year, as the fund’s 4.1% return surpassed both the gain of its benchmark index and the average return of its peers. Of the fund’s 61 holdings, as of July 31, roughly two-thirds raised their dividend payouts during the period.

Stocks from a number of sectors made important contributions, with the biggest boost coming from the fund’s health care holdings. Good security selection was evident in this group, as the fund’s stocks turned in excellent results while the index sector showed a slight decline. The fund’s pharmaceuticals holdings posted uniformly strong returns. Its energy holdings also did very well, as integrated oil giants—such as Chevron and ExxonMobil—continued to rack up impressive gains as a result of high energy prices.

The fund avoided a number of disappointments in two of its largest sectors, consumer discretionary and information technology. Both groups performed poorly in the broad market. While the fund’s holdings in these sectors had modestly negative returns, the advisor was able to steer clear of many of the weakest performers to produce returns much better than those of the index sectors.

Financials holdings were a notable source of disappointment for the fund, as a number of the advisor’s stock holdings fared poorly. Its insurance holdings, which

Annualized Expense Ratios[1] Your fund compared with its peer group
	Fund	Average Large-Cap Core Fund

Dividend Growth Fund	0.39%	1.41%

1 Fund expense ratio reflects the six months ended July 31, 2006. Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2005.

4

included sizable positions in American International Group and ACE, had much weaker results than the index subsector.

The Dividend Growth Fund's successful showing during this period is a credit to the broad research and analytical skills of Wellington Management Company. The fund's significant expense advantage--its expense ratio is more than a percentage point less than the average for its peers--also enhanced its performance edge.

To learn more about the fund's performance and positioning, please review the Advisor's Report, which begins on the next page.

Dividends can be valuable in a portfolio's long-term growth

Over the past few years, investors have been paying more attention to the important role that dividends can play in their portfolios. Besides providing a source of investment earnings that can build over time and be reinvested, dividends can offer a useful "buffer" against some of the volatility that may affect capital return. In view of these benefits, stocks that have a history of regularly raising their dividend payouts may present particularly attractive opportunities. With its focus on stocks the advisor believes are capable of generating solid long-term growth in their earnings and dividends, the Dividend Growth Fund can be a valuable part of a long-term, growth-oriented portfolio.

We appreciate your ongoing confidence in Vanguard.

Sincerely,

John J. Brennan
Chairman and Chief Executive Officer
August 11, 2006

5

Advisor's Report

Vanguard Dividend Growth Fund returned 4.1% for the fiscal half-year ended July 31, 2006. This compared favorably with the 0.2% gain of the Russell 1000 Index and the -1.3% return of the average large-cap core fund.

The investment environment

The last six months have been quite volatile for equity markets. Continued strife in the Middle East and signs of a slowing U.S. economy put the brakes on most stock market sectors during the period. Not surprisingly, energy stocks have done quite well in this period of strong oil and gas prices. The conflict in the Middle East represents an ongoing threat to the security of long-term oil supplies and will likely keep prices high. During the half-year, higher commodity prices gradually began to weigh on consumers and the broader U.S. economy. In such an environment, consumer staples and health care companies tend to fare better, as illustrated by good performance in these sectors during the six months.

The fund's successes

The fund's holdings in energy, consumer staples, and telecommunication services contributed to performance during the period. Among the top contributors were ExxonMobil, ConocoPhillips, Safeway, Anheuser-Busch, and AT&T.

Many of the fund's holdings have announced dividend increases for calendar 2006. Companies such as NIKE, Cardinal Health, Medtronic, and General Dynamics all announced substantial dividend increases. We expect the average dividend increase in the fund to exceed 10% for calendar 2006.

The fund's shortfalls

A number of individual stocks detracted from the fund's performance in the past six months. Two of the most noteworthy were Carnival and Intel. Carnival continues to battle high fuel costs and hurricane-induced weakness in its Caribbean cruise business. Chipmaker Intel continued the string of share-price losses it experienced over the last few quarters amid ongoing pressure from its chief competitor.

The fund's positioning

Our primary objective is to identify companies that we believe will steadily and reliably increase their dividend payments. We choose companies with excellent long-term prospects that will drive cash-flow growth. We remain committed to our long-term strategy, which emphasizes low turnover, sector diversification, and fundamental research. The fund's significant positions in energy, health care, and consumer staples reflect this strategy. At the same time, we remain cautious on financials, because of the flattened yield curve and the impending turn in the credit cycle.

Donald J. Kilbride, Vice President
Wellington Management Company, LLP
August 17, 2006

6

Fund Profile

As of July 31, 2006

Portfolio Characteristics
	Fund	Comparative Index[1]	Broad Index[2]

Number of Stocks	61	993	4,981

Median Market Cap	$64.2B	$38.2B	$70.9B

Price/Earnings Ratio	16.4x	$16.8x	19.1x

Price/Book Ratio	3.0x	2.7x	2.7x

Yield	1.8%	1.9%	1.8%

Return on Equity	20.9%	18.6%	17.1%

Earnings Growth Rate	13.6%	16.0%	9.8%

Foreign Holdings	6.5%	0.0%	2.5%

Turnover Rate	42%[3]	—	—

Expense Ratio	0.39%[3]	—	—

Short-Term Reserves	1%	—	—

Sector Diversification (% of portfolio)
	Fund	Comparative Index[1]	Broad Index[2]

Consumer Discretionary	14%	11%	12%

Consumer Staples	11	9	9

Energy	12	10	10

Financials	12	22	23

Health Care	16	13	12

Industrials	16	11	11

Information Technology	11	14	14

Materials	2	3	3

Telecommunication
Services	3	3	3

Utilities	2	4	3

Short-Term Reserves	1%	—	—

Volatility Measures[4]
	Fund Versus Comparative Index[1]	Fund Versus Broad Index[2]

R-Squared	0.88	0.83

Beta	0.84	0.77

Ten Largest Holdings[5] (% of total net assets)

ExxonMobil Corp.	integrated
	oil and gas	3.7%

Total SA ADR	integrated
	oil and gas	3.1

Chevron Corp.	integrated
	oil and gas	3.0

Bank of America Corp.	diversified
	financial services	2.8

General Electric Co.	industrial
	conglomerates	2.6

Eli Lilly & Co.	pharmaceuticals	2.6

Citigroup, Inc.	diversified
	financial services	2.5

Medtronic, Inc.	health care
	equipment	2.5

Cardinal Health, Inc.	health care
	distributors	2.5

Microsoft Corp.	systems software	2.4

Top Ten		27.7%

Investment Focus

1 Russell 1000 Index.
2 Dow Jones Wilshire 5000 Index.
3 Annualized.
4 For an explanation of R-squared, beta, and other terms used here, see the Glossary on page 19.
5 “Ten Largest Holdings” excludes any temporary cash investments and equity index products.

7

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): January 31, 1996–July 31, 2006

Average Annual Total Returns: Periods Ended June 30, 2006
	Inception Date	One Year	Five Years	Ten Years

Dividend Growth Fund	5/15/1992	9.88%	1.29%	5.72%

1 Six months ended July 31, 2006.
2 Prior to December 6, 2002, the fund was known as Utilities Income Fund.
3 Prior to December 6, 2002, the comparative benchmark was known as the Utilities Composite Index. The index weightings have been: 80% S&P Utilities Index, 20% Lehman Utility Bond Index through June 30, 1996; 40% S&P Utilities Index, 40% S&P Telephone Index, and 20% Lehman Utility Bond Index through April 30, 1999; 63.75% S&P Utilities Index, 21.25% S&P Telephone Index, and 15% Lehman Utility Bond Index through March 31, 2000; 75% S&P Utilities Index, 25% S&P Telephone Index through December 31, 2001; 75% S&P Utilities Index, 25% S&P Integrated Telecommunication Services Index through December 6, 2002; and Russell 1000 Index thereafter.

8

Financial Statements (unaudited)

Statement of Net Assets
As of July 31, 2006

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund's semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund's Forms N-Q on the SEC's website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room (see the back cover of this report for further information).

	Shares	Market Value• ($000)

Common Stocks (98.0%)

Consumer Discretionary (14.2%)
NIKE, Inc. Class B	280,900	22,191
CBS Corp.	807,600	22,152
The Gap, Inc.	1,012,000	17,558
TJX Cos., Inc.	639,900	15,594
McDonald's Corp.	432,900	15,320
The Walt Disney Co.	460,800	13,681
Home Depot, Inc.	312,700	10,854
Clear Channel
Communications, Inc.	345,300	9,996
The McGraw-Hill Cos., Inc.	175,300	9,869
Carnival Corp.	183,600	7,153

		144,368
Consumer Staples (11.4%)
Altria Group, Inc.	274,000	21,912
Safeway, Inc.	589,300	16,548
The Coca-Cola Co.	345,000	15,353
The Procter & Gamble Co.	256,500	14,415
Wal-Mart Stores, Inc.	318,800	14,187
General Mills, Inc.	251,000	13,027
Kimberly-Clark Corp.	169,200	10,330
Anheuser-Busch Cos., Inc.	202,900	9,770

		115,542
Energy (11.6%)
ExxonMobil Corp.	547,000	37,054
Total SA ADR	455,400	31,072
Chevron Corp.	459,900	30,252
ConocoPhillips Co.	279,400	19,178

		117,556
Financials (11.8%)
Bank of America Corp.	541,000	27,878
Citigroup, Inc.	530,500	25,628
American International
Group, Inc.	334,400	20,288
ACE Ltd.	379,000	19,530
State Street Corp.	267,600	16,072
Merrill Lynch & Co., Inc.	138,300	10,071

		119,467
Health Care (16.4%)
Eli Lilly & Co.	463,600	26,319
Medtronic, Inc.	500,200	25,270
Cardinal Health, Inc.	372,100	24,931
Schering-Plough Corp.	1,163,900	23,790
AstraZeneca Group
PLC ADR	330,600	20,176
Abbott Laboratories	417,800	19,958
Wyeth	371,500	18,007
Baxter International, Inc.	180,800	7,594

		166,045
Industrials (15.4%)
General Electric Co.	819,500	26,789
Lockheed Martin Corp.	238,800	19,028
United Parcel Service, Inc.	245,800	16,938
Emerson Electric Co.	209,000	16,494
Avery Dennison Corp.	260,500	15,273
Honeywell International Inc.	283,400	10,968
General Dynamics Corp.	162,700	10,904
The Boeing Co.	132,300	10,243
United Technologies Corp.	161,200	10,025
Illinois Tool Works, Inc.	218,900	10,010
Pitney Bowes, Inc.	236,000	9,752

		156,424
Information Technology (10.9%)
Microsoft Corp.	1,022,800	24,578
International Business
Machines Corp.	225,300	17,440
Automatic Data
Processing, Inc.	395,000	17,285
Motorola, Inc.	681,700	15,515
Nokia Corp. ADR	715,600	14,205
Hewlett-Packard Co.	383,000	12,222
Intel Corp.	507,000	9,126

		110,371
Materials (1.7%)
Weyerhaeuser Co.	176,200	10,336
Alcoa Inc.	222,900	6,676

		17,012

9

	Shares	Market Value• ($000)

Telecommunication Services (2.5%)
AT&T Inc.	583,500	17,499
Verizon
Communications Inc.	229,800	7,772

		25,271
Utilities (2.1%)
Exelon Corp.	174,000	10,075
FPL Group, Inc.	143,700	6,199
Dominion Resources, Inc.	64,300	5,046

		21,320

Total Common Stocks
(Cost $818,244)		993,376

	Face
	Amount
	($000)

Temporary Cash Investment (0.8%)

Repurchase Agreement
Goldman Sachs & Co.
5.280%, 8/1/06 (Dated 7/31/06,
Repurchase Value $8,101,000,
collateralized by Federal National
Mortage Assn., 4.000%-9.750%,
8/1/07-8/1/36, and Federal Home
Loan Mortgage Corp.,
4.500%-10.000%, 8/1/09-5/1/35)
(Cost $8,100)	8,100	8,100

Total Investments (98.8%)
(Cost $826,344)		1,001,476

Market Value• ($000)

Other Assets and Liabilities (1.2%)

Other Assets—Note C	14,956
Liabilities	(2,911)
12,045

Net Assets (100%)

Applicable to 77,143,361 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	1,013,521

Net Asset Value Per Share	$13.14

At July 31, 2006, net assets consisted of:1

	Amount ($000)	Per Share

Paid-in Capital	925,094	$11.99
Overdistributed Net
Investment Income	(741)	(.01)
Accumulated Net
Realized Losses	(85,964)	(1.11)
Unrealized Appreciation	175,132	2.27

Net Assets	1,013,521	$13.14

•See Note A in Notes to Financial Statements.
1 See Note E in Notes to Financial Statements for the tax-basis components of net assets.
2 ADR—American Depositary Receipt.

10

Statement of Operations

Six Months Ended July 31, 2006
($000)

Investment Income

Income

Dividends	11,229

Interest	264

Security Lending	102

Total Income	11,595

Expenses

Investment Advisory Fees—Note B
Basic Fee	622

Performance Adjustment	72

The Vanguard Group—Note C

Management and Administrative	1,120

Marketing and Distribution	88

Custodian Fees	4

Shareholders' Reports	17

Trustees' Fees and Expenses	1

Total Expenses	1,924

Expenses Paid Indirectly—Note D	(39)

Net Expenses	1,885

Net Investment Income	9,710

Realized Net Gain (Loss) on Investment Securities Sold	52,319

Change in Unrealized Appreciation (Depreciation) of Investment Securities	(22,000)

Net Increase (Decrease) in Net Assets Resulting from Operations	40,029

11

Statement of Changes in Net Assets

	Six Months Ended July 31, 2006 ($000)	Year Ended Jan. 31, 2005 ($000)

Increase (Decrease) in Net Assets

Operations

Net Investment Income	9,710	18,128

Realized Net Gain (Loss)	52,319	28,292

Change in Unrealized Appreciation (Depreciation)	(22,000)	41,590

Net Increase (Decrease) in Net Assets Resulting from Operations	40,029	88,010

Distributions

Net Investment Income	(9,907)	(19,180)

Realized Capital Gain	—	—

Total Distributions	(9,907)	(19,180)

Capital Share Transactions—Note G

Issued	64,669	144,674

Issued in Lieu of Cash Distributions	8,442	16,255

Redeemed	(84,254)	(200,711)

Net Increase (Decrease) from Capital Share Transactions	(11,143)	(39,782)

Total Increase (Decrease)	18,979	29,048

Net Assets

Beginning of Period	994,542	965,494

End of Period[1]	1,013,521	994,542

1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($741,000) and ($544,000).

12

Financial Highlights

For a Share Outstanding	Six Months Ended July 31,	Year Ended January 31,
Throughout Each Period	2006	2006	2005	2004	2003	2002

Net Asset Value,
Beginning of Period	$12.75	$11.89	$11.33	$8.48	$11.47	$14.71

Investment Operations

Net Investment Income	.13	.22	.231	.18	.37	.37

Net Realized and Unrealized
Gain (Loss) on Investments	.39	.88	.55	2.86	(2.98)	(2.83)

Total from
Investment Operations	.52	1.10	.78	3.04	(2.61)	(2.46)

Distributions

Dividends from
Net Investment Income	(.13)	(.24)	(.22)	(.19)	(.38)	(.37)

Distributions from
Realized Capital Gains	—	—	—	—	—	(.41)

Total Distributions	(.13)	(.24)	(.22)	(.19)	(.38)	(.78)

Net Asset Value,
End of Period	$13.14	$12.75	$11.89	$11.33	$8.48	$11.47

Total Return	4.12%	9.34%	6.92%	36.08%	-23.22%	-17.21%

Ratios/Supplemental Data

Net Assets,
End of Period (Millions)	$1,014	$995	$965	$818	$550	$681

Ratio of Total Expenses to
Average Net Assets	0.39%[2,3]	0.37%[2]	0.37%[2]	0.40%	0.34%	0.37%

Ratio of Net Investment
Income to Average Net Assets	1.97%[3]	1.85%	2.04%[3]	1.84%	3.57%	2.85%

Portfolio Turnover Rate	42%[3]	16%	20%	23%	104%[4]	27%

1 Net investment income per share and the ratio of net investment income to average net assets include $.03 and 0.28% respectively, resulting from a special dividend from Microsoft Corp. in November 2004.
2 Annualized.
3 Includes performance-based investment advisory fee increases (decreases) of 0.01%, 0.01%, and 0.01%.
4 Includes activity related to a change in the fund’s investment objective.
  See accompanying Notes, which are an integral part of the Financial Statements.

13

Notes to Financial Statements

Vanguard Dividend Growth Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund files reports with the SEC under the company name Vanguard Specialized Funds.

A.     The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1.     Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2.     Repurchase Agreements: The fund may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

3.     Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

4.     Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5.     Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

6.     Other: Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B.     Wellington Management Company, LLP, provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the fund’s performance for the preceding three years relative to the Russell 1000 Index. For the six months ended July 31, 2006, the investment advisory fee represented an effective annual basic rate of 0.125% of the fund’s average net assets before an increase of $72,000 (0.01%) based on performance.

14

C.     The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At July 31, 2006, the fund had contributed capital of $107,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.11% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D.     The fund has asked its investment advisor to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. For the six months ended July 31, 2006, these arrangements reduced the fund’s expenses by $39,000 (an annual rate of 0.01% of average net assets).

E.     Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at January 31, 2006, the fund had available realized losses of $137,968,000 to offset future net capital gains of $9,133,000 through January 31, 2010, $65,485,000 through January 31, 2011, and $63,350,000 through January 31, 2012. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending January 31, 2007; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balances above.

At July 31, 2006, net unrealized appreciation of investment securities for tax purposes was $175,132,000 consisting of unrealized gains of $189,031,000 on securities that had risen in value since their purchase and $13,899,000 in unrealized losses on securities that had fallen in value since their purchase.

F.     During the six months ended July 31, 2006, the fund purchased $287,590,000 of investment securities and sold $315,994,000 of investment securities other than temporary cash investments.

G.     Capital shares issued and redeemed were:

	Six Months Ended July 31, 2006	Year Ended January 31, 2006
	Shares (000)	Shares (000)

Issued	4,981	11,818

Issued in Lieu of Cash Distributions	671	1,327

Redeemed	(6,505)	(16,377)

Net Increase (Decrease) in Shares Outstanding	(853)	(3,232)

15

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended July 31, 2006
Dividend Growth Fund	Beginning Account Value 1/31/2006	Ending Account Value 7/31/2006	Expenses Paid During Period[1]

Based on Actual Fund Return	$1,000.00	$1,041.23	$1.97

Based on Hypothetical 5% Yearly Return	1,000.00	1,022.86	1.96

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs or account maintenance fees. They do not include your fund’s low-balance fee, which is described in the prospectus. If this fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

1	The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.39%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

16

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate fund prospectus.

17

Trustees Approve Advisory Agreement

The board of trustees of Vanguard Dividend Growth Fund has approved an amended investment advisory agreement with Wellington Management Company, LLP. The amended agreement changes the process for the quarterly calculation of asset-based fees. The calculation now will be based on the average daily net assets of each fund, rather than the average month-end net assets. The board determined that the retention of Wellington Management was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of Wellington Management’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the agreement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board considered the quality of the fund’s investment management over both short- and long-term periods and took into account the organizational depth and stability of the firm. The board noted that Wellington Management, founded in 1928, is among the nation’s oldest and most respected institutional managers. The firm has advised the Dividend Growth Fund since 1992. The advisor continues to employ a sound process, selecting stocks of high-quality companies that are out of favor with investors. Stocks are selected using a bottom-up investment approach, supported by Wellington Management’s deep industry research capabilities.

The board concluded that Wellington Management’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory agreement with the amendment described above.

Investment performance

The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance of a relevant benchmark and peer group. The board noted that the fund’s reconstituted dividend growth mandate began in 2002, so long-term performance comparisons are not meaningful. The board noted that the fund has experienced periods of slight underperformance relative to the benchmark (the Russell 1000 Index) since 2002, but also considered that the fund has been competitive versus its average peer-group funds. Information about the fund’s performance, including some of the data considered by the board, can be found in the Performance Summary section of this report.

Cost

The board concluded that the fund’s expense ratio was far below the average expense ratio charged by funds in its peer group. The board noted that the fund’s advisory fee was also well below the peer-group average. Information about the fund’s expense ratio appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the advisory fee rate. The board did not consider profitability of Wellington Management in determining whether to approve the advisory fee, because Wellington Management is independent of Vanguard, and the advisory fee is the result of arm’s-length negotiations.

The benefit of economies of scale

The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the fund’s advisory fee schedule. The breakpoints reduce the effective rate of the fee as the fund’s assets increase.

The advisory agreement will continue for one year and is renewable by the fund’s board after that for successive one-year periods.

18

Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund’s beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Yield. A snapshot of a fund’s income from interest and dividends. The yield, expressed as a percentage of the fund’s net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of income provided by securities in the index.

19

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis. A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds. Among board members’ responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Chairman of the Board, Chief Executive Officer, and Trustee John J. Brennan[1]

Born 1954	Principal Occupation(s) During the Past Five Years: Chairman of the Board,
Trustee since May 1987;	Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc.,
Chairman of the Board and	and of each of the investment companies served by The Vanguard Group.
Chief Executive Officer
140 Vanguard Funds Overseen

Independent Trustees

Charles D. Ellis

Born 1937	Principal Occupation(s) During the Past Five Years: Applecore Partners
Trustee since January 2001	(pro bono ventures in education); Senior Advisor to Greenwich Associates
140 Vanguard Funds Overseen	(international business strategy consulting); Successor Trustee of Yale
University; Overseer of the Stern School of Business at New York University;
Trustee of the Whitehead Institute for Biomedical Research.

Rajiv L. Gupta

Born 1945	Principal Occupation(s) During the Past Five Years: Chairman and Chief
Trustee since December 2001[2]	Executive Officer of Rohm and Haas Co. (chemicals) since 1999; Board
140 Vanguard Funds Overseen	Member of the American Chemistry Council; Director of Tyco International, Ltd.
(diversified manufacturing and services) since 2005; Trustee of Drexel
University and of the Chemical Heritage Foundation.

Amy Gutmann

Born 1949	Principal Occupation(s) During the Past Five Years: President of the University
Trustee since June 2006	of Pennsylvania since 2004; Professor in the School of Arts and Sciences,
140 Vanguard Funds Overseen	Annenberg School for Communication, and Graduate School of Education of
the University of Pennsylvania since 2004; Provost (2001-2004) and Laurance
S. Rockefeller Professor of Politics and the University Center for Human Values
(1990-2004), Princeton University; Director of Carnegie Corporation of
New York since 2005 and of Schuylkill River Development Corporation and Greater Philadelphia Chamber of Commerce since 2004.

JoAnn Heffernan Heisen

Born 1950	Principal Occupation(s) During the Past Five Years: Corporate Vice President
Trustee since July 1998	and Chief Global Diversity Officer since 2006, Vice President and Chief
140 Vanguard Funds Overseen	Information Officer (1997-2005), and Member of the Executive Committee of
Johnson & Johnson (pharmaceuticals/consumer products); Director of the
University Medical Center at Princeton and Women's Research and
Education Institute.

Andre F. Perold

Born 1952	Principal Occupation(s) During the Past Five Years: George Gund Professor
Trustee since December 2004	of Finance and Banking, Harvard Business School (since 2000); Senior
140 Vanguard Funds Overseen	Associate Dean, Director of Faculty Recruiting, and Chair of Finance Faculty,
Harvard Business School; Director and Chairman of UNX, Inc. (equities trading firm) (since 2003); Director of registered investment companies advised by
Merrill Lynch Investment Managers and affiliates (1985-2004),Genbel
Securities Limited (South African financial services firm) (1999-2003), Gensec
Bank (1999-2003), Sanlam, Ltd. (South African insurance company).
(2001-2003), and Stockback, Inc. (credit card firm) (2000-2002)

Alfred M. Rankin, Jr

Born 1941	Principal Occupation(s) During the Past Five Years: Chairman, President,
Trustee since January 1993	Chief Executive Officer, and Director of NACCO Industries, Inc. (forklift
140 Vanguard Funds Overseen	trucks/housewares/lignite); Director of Goodrich Corporation (industrial products/aircraft systems and services).

J. Lawrence Wilson

Born 1936	Principal Occupation(s) During the Past Five Years: Retired Chairman and
Trustee since April 1985	Chief Executive Officer of Rohm and Haas Co. (chemicals); Director of
140 Vanguard Funds Overseen	Cummins Inc. (diesel engines),MeadWestvaco Corp. (packaging products), and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of
Vanderbilt University and of Culver Educational Foundation.

Executive Officers[1]

Heidi Stam

Born 1956	Principal Occupation(s) During the Past Five Years: Managing Director since
Secretary since July 2005	July 2006,General Counsel since July 2005, and Secretary of Vanguard and of
140 Vanguard Funds Overseen	each of the investment companies served by The Vanguard Group since July
2005; Principal of The Vanguard Group, Inc. (1997-2006).

Thomas J. Higgins

Born 1957	Principal Occupation(s) During the Past Five Years: Principal of The Vanguard
Treasurer since July 1998	Group, Inc.;Treasurer of each of the investment companies served by The
140 Vanguard Funds Overseen	Vanguard Group.

Vanguard Senior Management Team
R. Gregory Barton	Kathleen C. Gubanich	Michael S. Miller
Mortimer J. Buckley	Paul A. Heller	Ralph K. Packard
James H. Gately	F. William McNabb, III	George U. Sauter

Founder

John C. Bogle

Chairman and Chief Executive Officer, 1974-1996

1 Officers of the funds are "interested persons" as defined in the Investment Company Act of 1940.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.
   More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

P.O. Box 2600 Valley Forge, PA 19482-2600

Connect with Vanguard™> www.vanguard.com

Fund Information > 800-662-7447	Vanguard, Vanguard.com, Connect with
Vanguard, and the ship logo are trademarks of
Direct Investor Account Services > 800-662-2739	The Vanguard Group, Inc.
All other marks are the exclusive property of their
Institutional Investor Services > 800-523-1036	respective owners.

Text Telephone > 800-952-3335
All comparative mutual fund data are from Lipper
Inc.or Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard's proxy
This material may be used in conjunction	voting guidelines by visiting our website,
with the offering of shares of any Vanguard	www.vanguard.com, and searching for "proxy
fund only if preceded or accompanied by	voting guidelines," or by calling Vanguard at
the fund's current prospectus.	800-662-2739. They are also available from
the SEC's website, www.sec.gov. In addition,
you may obtain a free report on how your fund
voted the proxies for securities it owned during
the 12 months ended June 30.To get the report,
visit either www.vanguard.com or www.sec.gov.

You can review and copy information about your
fund at the SEC's Public Reference Room in
Washington, D.C.To find out more about this
public service, call the SEC at 202-551-8090.
Information about your fund is also available on
the SEC's website, and you can receive copies
of this information, for a fee, by sending a request
in either of two ways: via e-mail addressed to
publicinfo@sec.govor via regular mail addressed
to the Public Reference Section, Securities and
Exchange Commission, Washington, DC
20549-0102.

© 2006 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q572 092006

Vanguard® Dividend Appreciation Index Fund

> Semiannual Report

July 31, 2006

>  The Investor Shares of Vanguard Dividend Appreciation Index Fund posted a return of –1.4% from their April 27, 2006, inception through July 31. The fund’s result surpassed those of all its comparative measures.

>  Index holdings in the consumer staples, energy, and health care sectors were the strongest contributors to return. The consumer discretionary, financials, and industrials sectors were the weakest performers.

>  The broad U.S. stock market became more listless as economic news, initially upbeat, turned worrisome in the second half of the period. Larger stocks generally did better than small-cap stocks.

Contents

Your Fund's Total Returns	1

Chairman's Letter	2

Fund Profile	6

Performance Summary	7

Financial Statements	8

Trustees Approve Advisory Arrangement	18

Glossary	19

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the cover of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Total Returns

Period Ended July 31, 2006
Return Since Inception

Vanguard Dividend Appreciation Index Fund—Investor Shares (Inception 4/27/2006)	-1.4%

Dividend Achievers Select Index	-1.8

Average Large-Cap Core Fund[1]	-3.6

Dow Jones Wilshire 5000 Index	-3.2

Vanguard Dividend Appreciation Index Fund—ETF Shares[2] (Inception 4/21/2006)

Market Price	-1.1

Net Asset Value	-1.2

Dividend Achievers Select Index	-1.6

Average Large-Cap Core Fund	-3.4

Dow Jones Wilshire 5000 Index	-3.5

Your Fund's Performance at a Glance
			Distributions Per Share
	Starting Share Price	Ending Share Price	Income Dividends	Capital Gains

Vanguard Dividend Appreciation Index Fund

Investor Shares	$20.05[3]	$19.72	$0.040	$0.000

ETF Shares	49.94[4]	49.26	0.098	0.000

1 Derived from data provided by Lipper Inc.
2 Vanguard ETF Shares are traded on the American Stock Exchange and are available only through brokers. The table shows ETF returns based on both the AMEX market price and the net asset value for a share. U.S. Pat. No. 6,879,964 B2.
3 At inception, April 27, 2006.
4 At inception, April 21, 2006.

1

Chairman’s Letter

Dear Shareholder,

I am pleased to present the first progress report on Vanguard Dividend Appreciation Index Fund. Thank you for investing in the fund.

Of course, I wish that the market were a bit more welcoming to the fund over its short history, but that was not the case. During the slightly more than three months from their inception through July 31, 2006, the fund’s Investor Shares returned –1.4%. This was a little better than the –1.8% return of the Dividend Achievers Select Index, a specially constructed index developed by Mergent, Inc. The fund also surpassed the average return of –3.6% for large-cap core funds.

Stocks started strongly, but retreated as the economy slowed

Over the last six months, worrisome economic signals took a toll on stocks, which began the period on an upward trajectory, then reversed course in early May, just after the fund began operations. The U.S. economy expanded at a torrid pace in the first calendar quarter, when gross domestic product jumped at an annualized rate of 5.6%, but economic growth skidded to half that rate in the second quarter. Instability in international oil markets and a slowing domestic housing market added to investors’ concerns.

The broad U.S stock market closed on July 31 near where it started six months before. Small-capitalization stocks and

2

growth stocks performed poorly, as investors showed increased aversion to risk.

The picture was similar in international markets, where investors were spooked by the specters of rising inflation (largely because of high energy and commodity prices) and slowing growth. However, a weakened U.S. dollar gave a boost to international returns for American investors when gains abroad were converted back into the U.S. currency.

Bonds struggled to maintain footing as interest rates climbed

The Federal Reserve Board raised its target for the federal funds rate three times during the period, to 5.25%, marking the 17th consecutive rate hike since the central bank began its inflation-fighting campaign two years ago. (At its August 8 meeting, the Fed elected to leave its target unchanged.) The broad market for taxable U.S. bonds finished the six months with a modestly positive return, while municipal bond returns fared somewhat better.

Yields of U.S. Treasury securities rose at both ends of the maturity spectrum, but the yield curve remained essentially flat, with a minuscule difference between the yields of the 3-month and the 30-year issues. Although, as noted earlier, stock investors sought to avoid risk during the period, bond investors were less sensitive; high-yield bonds were one of the stronger segments of the bond market.

Market Barometer
	Total Returns Periods Ended July 31, 2006
	Six Months	One Year	Five Years[1]

Stocks

Russell 1000 Index (Large-caps)	0.2%	5.2%	3.4%

Russell 2000 Index (Small-caps)	-3.9	4.2	9.0

Dow Jones Wilshire 5000 Index (Entire market)	-0.4	5.2	4.3

MSCI All Country World Index ex USA (International)	3.9	25.1	12.6

Bonds

Lehman Aggregate Bond Index (Broad taxable market)	0.6%	1.5%	4.8%

Lehman Municipal Bond Index	1.2	2.5	5.0

Citigroup 3-Month Treasury Bill Index	2.3	4.1	2.2

CPI

Consumer Price Index	2.6%	4.1%	2.8%

1 Annualized.

3

A difficult beginning amid a rocky market

In its roughly three months of existence, the fund experienced a rather volatile stock market. However, the fund’s dividend-rich holdings proved less vulnerable to the downdraft than the broader market.

For a stock to be included in the Dividend Achievers Select Index (which Mergent administers exclusively for Vanguard), the company must have a history of raising annual regular dividends for ten or more consecutive years. As a result, the fund is made up primarily of large-capitalization stocks, representing well-established companies that have been able to generate excess cash flow and use it to increase their dividends over time. Indeed, the median market capitalization for the index as of July 31 was about $47 billion.

The fund held sizable positions in a number of traditionally dividend-oriented sectors, such as consumer staples, financials, and industrials; together, these three groups represented nearly 60% of assets as of July 31. During the fund’s brief lifetime, its consumer staples stocks performed rather well, but holdings in the other two sectors posted lackluster results. Results from the consumer discretionary and information technology sectors were also disappointing.

On a brighter note, energy stocks posted strong returns, bolstered by the continuation of near-record oil prices and seemingly unrelenting global demand. Health care issues were also notable, with a number of pharmaceutical companies producing impressive gains.

We anticipate that, as the Dividend Appreciation Index Fund develops a longer track record, the skills and management techniques of Vanguard’s Quantitative

4

Equity Group will serve shareholders well in providing close tracking of the target index. We also expect the fund’s low expenses to give it a head start on many of its actively managed peers.

Dividends can be valuable in a portfolio’s long-term growth

Over the past few years, investors have been paying more attention to the important role that dividends can play in their portfolios. Besides providing a source of investment earnings that can build over time and be reinvested, dividends can offer a useful “buffer” against some of the volatility that may affect capital return.

In view of these benefits, stocks that have a history of regularly raising their dividend payouts may present particularly attractive opportunities. With its low-cost indexed approach to investing in such stocks, the Dividend Appreciation Index Fund can be a useful part of a long-term, growth-oriented portfolio.

Thank you for entrusting your assets to Vanguard.

Sincerely,

John J. Brennan
Chairman and Chief Executive Officer
August 17, 2006

Vanguard Dividend Appreciation Index Fund ETF Premium/Discount: April 21, 2006 1-July 31, 2006
	Market Price Above or Equal to Net Asset Value		Market Price Below Net Asset Value
Basis Point Differential[2]	Number of Days	Percentage of Total Days	Number of Days	Percentage of Total Days

0-24.9	23	32.86%	47	67.14%

25-49.9	0	0.00	0	0.00

50-74.9	0	0.00	0	0.00

75-100.0	0	0.00	0	0.00

>100.0	0	0.00	0	0.00

Total	23	32.86%	47	67.14%

1 Inception.
2 One basis point equals 1/100th of 1%.

5

Fund Profile

As of July 31, 2006

Portfolio Characteristics
	Fund	Target Index[1]	Broad Index[2]

Number of Stocks	215	212	4,981

Median Market Cap	$47.5B	$47.1B	$70.9B

Price/Earnings Ratio	16.9x	17.3x	19.1x

Price/Book Ratio	3.3x	3.4x	2.7x

Yield		1.9%	1.8%

Investor Shares	1.5%

ETF Shares	1.6%

Return on Equity	23.7%	22.0%	17.1%

Earnings Growth Rate	14.6%	11.5%	9.8%

Foreign Holdings	0.0%	0.0%	2.5%

Turnover Rate	5%3	—	—

Expense Ratio		—	—

Investor Shares	0.40%3

ETF Shares	0.28%3

Short-Term Reserves	0%	—	—

Sector Diversification (% of portfolio)
	Fund	Target Index[1]	Broad Index[2]

Consumer Discretionary	11%	11%	12%

Consumer Staples	23	23	9

Energy	5	5	10

Financials	20	20	23

Health Care	13	13	12

Industrials	17	17	11

Information Technology	6	6	14

Materials	3	3	3

Telecommunication

Services	1	1	3

Utilities	1	1	3

Ten Largest Holdings[4] (% of total net assets)

Johnson & Johnson	pharmaceuticals	4.3%

ExxonMobil Corp.	integrated oil
	and gas	4.3

General Electric Co.	industrial
	conglomerate	4.0

Wal-Mart Stores, Inc.	hypermarkets and
	super centers	3.9

International Business
Machines Corp.	computer hardware	3.8

The Procter & Gamble Co.	household products	3.8

The Coca-Cola Co.	soft drinks	3.7

American International
Group, Inc.	multiline insurance	3.7

PepsiCo, Inc.	soft drinks	3.7

Abbott Laboratories	pharmaceuticals	2.6

Top Ten		37.8%

Investment Focus

1 Dividend Achievers Select Index.
2 Dow Jones Wilshire 5000 Index.
3 Annualized.
4 “Ten Largest Holdings” excludes any temporary cash investments and equity index products.
  See page 19 for a glossary of investment terms.

6

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Total Returns (%): April 27, 2006 – July 31, 2006

Average Annual Total Returns: Periods Ended June 30, 2006

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

Since Inception

Investor Shares[1] (Inception 4/27/2006)	-1.79%

ETF Shares (Inception 4/21/2006)

Market Price	-1.46

Net Asset Value	-1.50

1 Total return figure does not reflect the $10 annual account maintenance fee applied on balances under $10,000.
  Note: See Financial Highlights tables on pages 14 and 15 for dividend and capital gains information.

7

Financial Statements (unaudited)

Statement of Net Assets

As of July 31, 2006

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

	Shares	Market Value• ($000)

Common Stocks (99.9%)

Consumer Discretionary (11.3%)
Home Depot, Inc.	83,160	2,887
McDonald's Corp.	49,320	1,745
Lowe's Cos., Inc.	61,200	1,735
Target Corp.	34,470	1,583
The McGraw-Hill Cos., Inc.	14,670	826
Harley-Davidson, Inc.	10,740	612
Johnson Controls, Inc.	7,650	587
Gannett Co., Inc.	9,340	487
VF Corp.	4,320	293
Genuine Parts Co.	6,790	283
Sherwin-Williams Co.	5,360	271
Leggett & Platt, Inc.	7,280	166
The Stanley Works	3,240	147
Ross Stores, Inc.	5,590	139
Family Dollar Stores, Inc.	5,980	136
New York Times Co. Class A	5,590	124
Harte-Hanks, Inc.	3,120	76
Meredith Corp.	1,580	75
Polaris Industries, Inc.	1,620	62
John Wiley & Sons Class A	1,820	60
Wolverine World Wide, Inc.	2,180	55
Applebee's International, Inc.	2,920	52
Matthews International Corp.	1,250	43
Talbots Inc.	2,020	42
Media General, Inc. Class A	910	33
Courier Corp.	510	18
Superior Industries
International, Inc.	960	18
Haverty Furniture Cos., Inc.	710	11

		12,566
Consumer Staples (23.1%)
Beverages (8.9%)
The Coca-Cola Co.	93,160	4,146
PepsiCo, Inc.	65,070	4,124
Anheuser-Busch Cos., Inc.	30,400	1,464
Brown-Forman Corp. Class B	2,530	186
Food & Staples Retailing (6.3%)
Wal-Mart Stores, Inc.	96,600	4,299
Walgreen Co.	39,670	1,856
Sysco Corp.	24,210	668
SuperValu Inc.	5,350	145

Food Products (2.1%)
Archer-Daniels-Midland Co.	25,570	1,125
Wm. Wrigley Jr. Co.	9,320	427
The Hershey Co.	7,120	391
Hormel Foods Corp.	5,380	203
McCormick & Co., Inc.	4,640	163
Lancaster Colony Corp.	1,290	49
Tootsie Roll Industries, Inc.	1,530	42

Household Products (5.2%)
The Procter & Gamble Co.	75,260	4,230
Colgate-Palmolive Co.	20,240	1,201
The Clorox Co.	5,900	354

Personal Products (0.6%)
Avon Products, Inc.	17,910	519
Alberto-Culver Co. Class B	3,590	175

		25,767
Energy (4.5%)
ExxonMobil Corp.	71,000	4,810
Holly Corp.	2,320	117
Helmerich & Payne, Inc.	4,000	111

		5,038
Financials (19.9%)
Capital Markets (3.1%)
Franklin Resources Corp.	10,160	929
State Street Corp.	12,910	775
Northern Trust Corp.	8,560	489
T. Rowe Price Group Inc.	10,340	427
Legg Mason Inc.	4,470	373
SEI Investments Co.	3,910	191

8

	Shares	Market Value• ($000)

Nuveen Investments, Inc.
Class A	3,030	144
Eaton Vance Corp.	5,030	125
Commercial Banks (3.5%)
M & T Bank Corp.	4,440	541
Marshall & Ilsley Corp.	9,160	430
Synovus Financial Corp.	12,300	348
Compass Bancshares Inc.	4,850	286
Commerce Bancorp, Inc.	6,800	231
TD Banknorth, Inc.	6,900	200
Mercantile Bankshares Corp.	4,830	172
Colonial BancGroup, Inc.	5,960	151
Commerce Bancshares, Inc.	2,670	136
City National Corp.	1,950	130
Cullen/Frost Bankers, Inc.	2,140	126
Bank of Hawaii Corp.	1,980	98
The South Financial
Group, Inc.	2,890	78
Texas Regional
Bancshares, Inc.	1,960	74
Trustmark Corp.	2,160	69
First Midwest Bancorp, Inc.	1,780	64
WestAmerica Bancorp	1,250	60
United Bankshares, Inc.	1,630	58
Greater Bay Bancorp	1,970	56
Pacific Capital Bancorp	1,800	53
Chittenden Corp.	1,810	51
CVB Financial Corp.	2,920	43
Glacier Bancorp, Inc.	1,240	38
Sterling Bancshares, Inc.	1,680	33
First BanCorp Puerto Rico	3,200	30
First Source Corp.	860	28
BancFirst Corp.	570	27
Community Banks, Inc.	1,020	26
Sterling Financial Corp. (PA)	1,200	26
Capital City Bank Group, Inc.	720	23
Independent Bank Corp. (MI)	880	23
IBERIABANK Corp.	360	21
Sandy Spring Bancorp, Inc.	560	20
Irwin Financial Corp.	990	19
Old Second Bancorp, Inc.	530	16
First Indiana Corp.	600	15
Southwest Bancorp, Inc.	540	14
First State Bancorporation	570	14
Suffolk Bancorp	380	12

Consumer Finance (0.7%)
SLM Corp.	16,300	820

Insurance (9.8%)
American International
Group, Inc.	68,100	4,132
The Allstate Corp.	25,400	1,443
AFLAC Inc.	19,540	863
The Chubb Corp.	15,600	787
Progressive Corp. of Ohio	30,840	746
Lincoln National Corp.	6,790	385
Ambac Financial Group, Inc.	4,120	342
Cincinnati Financial Corp.	6,820	322
MBIA, Inc.	5,210	306
Fidelity National Financial, Inc.	6,790	260
Old Republic
International Corp.	9,060	193
Brown & Brown, Inc.	5,400	170
Transatlantic Holdings, Inc.	2,540	149
Protective Life Corp.	2,700	125
Mercury General Corp.	2,140	118
Erie Indemnity Co. Class A	2,370	117
Wesco Financial Corp.	280	111
Commerce Group, Inc.	2,560	77
Hilb, Rogal and Hamilton Co.	1,420	58
R.L.I. Corp.	1,040	49
Alfa Corp.	2,980	49
State Auto Financial Corp.	1,600	48
Harleysville Group, Inc.	1,230	39
Midland Co.	730	27

Real Estate Management
& Development (0.1%)
Forest City Enterprise Class A	2,890	144

Thrifts & Mortgage Finance (2.7%)
Freddie Mac	27,140	1,570
Golden West Financial Corp.	12,120	893
People's Bank	5,430	195
Astoria Financial Corp.	4,110	122
Webster Financial Corp.	2,130	100
MAF Bancorp, Inc.	1,250	51
Corus Bankshares Inc.	2,160	50
Anchor Bancorp Wisconsin Inc.	780	23
First Busey Corp.	770	16

		22,193
Health Care (13.4%)
Johnson & Johnson	77,430	4,843
Abbott Laboratories	60,770	2,903
Eli Lilly & Co.	44,520	2,527
Medtronic, Inc.	47,380	2,394
Stryker Corp.	15,890	723
Becton, Dickinson & Co.	9,680	638
C.R. Bard, Inc.	4,110	292
DENTSPLY International Inc.	6,120	192
Beckman Coulter, Inc.	2,470	141
Hillenbrand Industries, Inc.	2,360	117
Arrow International, Inc.	1,770	56
West Pharmaceutical
Services, Inc.	1,250	49
Meridian Bioscience Inc.	950	20

		14,895
Industrials (17.0%)
General Electric Co.	135,970	4,445

9

	Shares	Market Value• ($000)

United Technologies Corp.	39,880	2,480
3M Co.	29,520	2,078
Caterpillar, Inc.	26,640	1,888
Emerson Electric Co.	16,100	1,271
General Dynamics Corp.	15,710	1,053
Illinois Tool Works, Inc.	21,980	1,005
Danaher Corp.	11,970	780
Masco Corp.	16,510	441
Expeditors International of
Washington, Inc.	8,380	381
Dover Corp.	7,900	372
Pitney Bowes, Inc.	8,940	369
Parker Hannifin Corp.	4,670	337
Cintas Corp.	6,600	233
Avery Dennison Corp.	3,920	230
W.W. Grainger, Inc.	3,550	220
Roper Industries Inc.	3,380	153
Harsco Corp.	1,620	131
Pentair, Inc.	4,050	116
Donaldson Co., Inc.	3,220	106
Carlisle Co., Inc.	1,230	98
Teleflex Inc.	1,600	91
HNI Corp.	2,150	87
Brady Corp. Class A	1,790	60
Nordson Corp.	1,270	58
CLARCOR Inc.	2,000	57
Mine Safety Appliances Co.	1,430	57
Briggs & Stratton Corp.	1,990	51
NACCO Industries, Inc.
Class A	310	43
Franklin Electric, Inc.	890	42
A.O. Smith Corp.	870	37
Universal Forest Products, Inc.	720	37
Banta Corp.	1,010	36
ABM Industries Inc.	1,950	32
McGrath RentCorp	930	25
Raven Industries, Inc.	710	21
Tennant Co.	720	17
Badger Meter, Inc.	640	14
LSI Industries Inc.	850	13
Quixote Corp.	450	7

		18,972
Information Technology (5.7%)
International Business
Machines Corp.	54,860	4,247
Automatic Data
Processing, Inc.	22,650	991
Paychex, Inc.	14,850	508
Linear Technology Corp.	11,860	384
Diebold, Inc.	2,690	109
Jack Henry & Associates Inc.	3,470	65

		6,304
Materials (3.4%)
Praxair, Inc.	12,660	694
Nucor Corp.	12,180	648
Air Products & Chemicals, Inc	8,740	559
Ecolab, Inc.	10,020	432
Rohm & Haas Co.	8,620	398
Vulcan Materials Co.	3,960	265
Sigma-Aldrich Corp.	2,660	185
Martin Marietta Materials, In	1,800	145
Bemis Co., Inc.	4,120	127
Valspar Corp.	3,840	95
Albemarle Corp.	1,800	91
AptarGroup Inc.	1,400	72
H.B. Fuller Co.	1,100	44
Myers Industries, Inc.	1,300	22

		3,777
Telecommunication Services (0.9%)
Alltel Corp.	15,010	828
CenturyTel, Inc.	5,060	195

		1,023
Utilities (0.7%)
Questar Corp.	3,370	299
MDU Resources Group, Inc.	7,005	173
Energen Corp.	2,860	122
Aqua America, Inc.	5,020	109
California Water Service Grou	720	26
American States Water Co.	590	22
Southwest Water Co.	870	11

		762

Total Common Stocks
(Cost $112,030)		111,297

Temporary Cash Investment (0.0%)

[1] Vanguard Market Liquidity
Fund, 5.276%
(Cost $9)	8,521	9

Total Investments (99.9%)
(Cost $112,039)		111,306

Other Assets and Liabilities (0.1%)

Other Assets—Note B		448
Liabilities		(355)

		93

Net Assets (100%)		111,399

10

At July 31, 2006, net assets consisted of: [2]
Amount ($000)

Paid-in Capital	112,020
Undistributed Net Investment Income	115
Accumulated Net Realized Losses	(3)
Unrealized Depreciation	(733)

Net Assets	111,399

Investor Shares—Net Assets

Applicable to 3,146,284 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)	62,040

Net Asset Value Per Share—
Investor Shares	$19.72

ETF Shares—Net Assets

Applicable to 1,001,940 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)	49,359

Net Asset Value Per Share—
ETF Shares	$49.26

•See Note A in Notes to Financial Statements.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
2 See Note C in Notes to Financial Statements for the tax-basis components of net assets.

11

Statement of Operations

April 21[1] to July 31, 2006
($000)

Investment Income

Income

Dividends	379

Interest[2]	25

Total Income	404

Expenses

The Vanguard Group—Note B

Investment Advisory Services	2

Management and Administrative

Investor Shares	36

ETF Shares	35

Shareholders' Reports

Investor Shares	3

ETF Shares	—

Total Expenses	76

Net Investment Income	328

Realized Net Gain (Loss) on Investment Securities Sold	(3)

Unrealized Appreciation (Depreciation) of Investment Securities	(733)

Net Increase (Decrease) in Net Assets Resulting from Operations	(408)

1 Inception.
2 Interest income from an affiliated company of the fund was $25,000.

12

Statement of Changes in Net Assets

April 21[1] to July 31, 2006
($000)

Increase (Decrease) in Net Assets

Operations

Net Investment Income	328

Realized Net Gain (Loss)	(3)

Unrealized Appreciation (Depreciation)	(733)

Net Increase (Decrease) in Net Assets Resulting from Operations	(408)

Distributions

Net Investment Income

Investor Shares	(115)

ETF Shares	(98)

Realized Capital Gain

Investor Shares	—

ETF Shares	—

Total Distributions	(213)

Capital Share Transactions—Note E

Investor Shares	61,986

ETF Shares	50,034

Net Increase (Decrease) from Capital Share Transactions	112,020

Total Increase (Decrease)	111,399

Net Assets

Beginning of Period	—

End of Period[2]	111,399

1 Inception.
2 Net Assets—End of Period includes undistributed net investment income of $115,000.

13

Financial Highlights

Dividend Appreciation Index Fund Investor Shares
For a Share Outstanding Throughout the Period	April 27[1] to July 31, 2006

Net Asset Value, Beginning of Period	$20.05

Investment Operations

Net Investment Income	.06

Net Realized and Unrealized Gain (Loss) on Investments	(.35)

Total from Investment Operations	(.29)

Distributions

Dividends from Net Investment Income	(.04)

Distributions from Realized Capital Gains	—

Total Distributions	(.04)

Net Asset Value, End of Period	$19.72

Total Return[2]	-1.44%

Ratios/Supplemental Data

Net Assets, End of Period (Millions)	$62

Ratio of Total Expenses to Average Net Assets	0.40%[4]

Ratio of Net Investment Income to Average Net Assets	1.32%[4]

Portfolio Turnover Rate[3]	5%[4]

1 Inception.
2 Total returns do not reflect the $10 annual account maintenance fee applied on balances under $10,000.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF creation units.
4 Annualized.

14

Dividend Appreciation Index Fund ETF Shares For a Share Outstanding Throughout the Period	April 21[1] to July 31, 2006

Net Asset Value, Beginning of Period	$49.94

Investment Operations

Net Investment Income	.150

Net Realized and Unrealized Gain (Loss) on Investments	(.732)

Total from Investment Operations	(.582)

Distributions

Dividends from Net Investment Income	(.098)

Distributions from Realized Capital Gains	—

Total Distributions	(.098)

Net Asset Value, End of Period	$49.26

Total Return	-1.16%

Ratios/Supplemental Data

Net Assets, End of Period (Millions)	$49

Ratio of Total Expenses to Average Net Assets	0.28%[3]

Ratio of Net Investment Income to Average Net Assets	1.44%[3]

Portfolio Turnover Rate[2]	5%[3]

1 Inception.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF creation units.
3 Annualized.
   See accompanying Notes, which are an integral part of the Financial Statements.

15

Notes to Financial Statements

Vanguard Dividend Appreciation Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund files reports with the SEC under the company name Vanguard Specialized Funds. The fund offers two classes of shares: Investor Shares and ETF Shares (formerly known as VIPER® Shares). Investor Shares were first issued on April 27, 2006, and are available to any investor who meets the fund’s minimum purchase requirements. ETF Shares were first issued on April 21, 2006, and first offered to the public on April 27, 2006. ETF Shares are listed for trading on the American Stock Exchange; they can be purchased and sold through a broker.

A.     The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1.     Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2.     Federal Income Taxes: The fund intends to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

3.     Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4.     Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B.     The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At July 31, 2006, the fund had contributed capital of $11,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.01% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse

16

at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At July 31, 2006, net unrealized depreciation of investment securities for tax purposes was $733,000 consisting of unrealized gains of $2,937,000 on securities that had risen in value since their purchase and $3,670,000 in unrealized losses on securities that had fallen in value since their purchase.

D.     During the period ended July 31, 2006, the fund purchased $113,263,000 of investment securities and sold $1,230,000 of investment securities other than temporary cash investments.

E. Capital share transactions for each class of shares were:

	April 21[1] to July 31, 2006
	Amount ($000)	Shares (000)

Investor Shares

Issued	64,357	3,267

Issued in Lieu of Cash Distributions	56	3

Redeemed	(2,427)	(124)

Net Increase (Decrease)—Investor Shares	61,986	3,146

ETF Shares

Issued	50,034	1,002

Issued in Lieu of Cash Distributions	—	—

Redeemed	—	—

Net Increase (Decrease)—ETF Shares	50,034	1,002

1 Inception.

17

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Dividend Appreciation Index Fund approved the launch of the fund in April 2006, utilizing an internalized management structure whereby The Vanguard Group, Inc.—through its Quantitative Equity Group (QEG)—provides investment advisory services at cost. The board determined prior to the fund’s launch that the investment advisory arrangement with Vanguard would be in the best interests of the fund and its prospective shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance of similar mandates. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services The board considered the benefits to shareholders of selecting QEG as an advisor to the fund, particularly in light of the nature, extent, and quality of services to be provided by QEG. The board noted that QEG’s strategy for the fund involves a direct application of QEG’s existing quantitative investment processes, which have been successfully implemented since 1992, and that Vanguard’s expense-ratio advantage and index-tracking capabilities would provide more income to investors after expenses. The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted selection of the advisory arrangement.

Investment performance

The board determined that, in its management of other Vanguard funds, QEG has a track record of consistent performance and disciplined investment processes.

Cost

The board considered the cost of services to be provided, including consideration of competitive fee rates and the fact that, after the implementation of the arrangement with Vanguard, the fund’s advisory expense ratio would be well below the average advisory expense ratio for its peer group. Information about the fund’s expense ratio appears in the Financial Statements section.

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board concluded that the fund’s low-cost arrangement with Vanguard ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as the fund’s assets increase.

The board will consider whether to approve the advisory arrangement after a one-year period.

18

Glossary

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Yield. A snapshot of a fund’s income from interest and dividends. The yield, expressed as a percentage of the fund’s net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of income provided by securities in the index.

19

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis. A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds. Among board members’ responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Chairman of the Board, Chief Executive Officer, and Trustee John J. Brennan[1]

Born 1954	Principal Occupation(s) During the Past Five Years: Chairman of the Board,
Trustee since May 1987;	Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc.,
Chairman of the Board and	and of each of the investment companies served by The Vanguard Group.
Chief Executive Officer
140 Vanguard Funds Overseen

Independent Trustees

Charles D. Ellis

Born 1937	Principal Occupation(s) During the Past Five Years: Applecore Partners
Trustee since January 2001	(pro bono ventures in education); Senior Advisor to Greenwich Associates
140 Vanguard Funds Overseen	(international business strategy consulting); Successor Trustee of Yale
University; Overseer of the Stern School of Business at New York University;
Trustee of the Whitehead Institute for Biomedical Research.

Rajiv L. Gupta

Born 1945	Principal Occupation(s) During the Past Five Years: Chairman and Chief
Trustee since December 2001[2]	Executive Officer of Rohm and Haas Co. (chemicals) since 1999; Board
140 Vanguard Funds Overseen	Member of the American Chemistry Council; Director of Tyco International, Ltd.
(diversified manufacturing and services) since 2005; Trustee of Drexel
University and of the Chemical Heritage Foundation.

Amy Gutmann

Born 1949	Principal Occupation(s) During the Past Five Years: President of the University
Trustee since June 2006	of Pennsylvania since 2004; Professor in the School of Arts and Sciences,
140 Vanguard Funds Overseen	Annenberg School for Communication, and Graduate School of Education of
the University of Pennsylvania since 2004; Provost (2001-2004) and Laurance
S. Rockefeller Professor of Politics and the University Center for Human Values
(1990-2004), Princeton University; Director of Carnegie Corporation of
New York since 2005 and of Schuylkill River Development Corporation and Greater Philadelphia Chamber of Commerce since 2004.

JoAnn Heffernan Heisen

Born 1950	Principal Occupation(s) During the Past Five Years: Corporate Vice President
Trustee since July 1998	and Chief Global Diversity Officer since 2006, Vice President and Chief
140 Vanguard Funds Overseen	Information Officer (1997-2005), and Member of the Executive Committee of
Johnson & Johnson (pharmaceuticals/consumer products); Director of the
University Medical Center at Princeton and Women's Research and
Education Institute.

Andre F. Perold

Born 1952	Principal Occupation(s) During the Past Five Years: George Gund Professor
Trustee since December 2004	of Finance and Banking, Harvard Business School (since 2000); Senior
140 Vanguard Funds Overseen	Associate Dean, Director of Faculty Recruiting, and Chair of Finance Faculty,
Harvard Business School; Director and Chairman of UNX, Inc. (equities trading firm) (since 2003); Director of registered investment companies advised by
Merrill Lynch Investment Managers and affiliates (1985-2004),Genbel
Securities Limited (South African financial services firm) (1999-2003), Gensec
Bank (1999-2003), Sanlam, Ltd. (South African insurance company).
(2001-2003), and Stockback, Inc. (credit card firm) (2000-2002)

Alfred M. Rankin, Jr

Born 1941	Principal Occupation(s) During the Past Five Years: Chairman, President,
Trustee since January 1993	Chief Executive Officer, and Director of NACCO Industries, Inc. (forklift
140 Vanguard Funds Overseen	trucks/housewares/lignite); Director of Goodrich Corporation (industrial products/aircraft systems and services).

J. Lawrence Wilson

Born 1936	Principal Occupation(s) During the Past Five Years: Retired Chairman and
Trustee since April 1985	Chief Executive Officer of Rohm and Haas Co. (chemicals); Director of
140 Vanguard Funds Overseen	Cummins Inc. (diesel engines),MeadWestvaco Corp. (packaging products), and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of
Vanderbilt University and of Culver Educational Foundation.

Executive Officers[1]

Heidi Stam

Born 1956	Principal Occupation(s) During the Past Five Years: Managing Director since
Secretary since July 2005	July 2006,General Counsel since July 2005, and Secretary of Vanguard and of
140 Vanguard Funds Overseen	each of the investment companies served by The Vanguard Group since July
2005; Principal of The Vanguard Group, Inc. (1997-2006).

Thomas J. Higgins

Born 1957	Principal Occupation(s) During the Past Five Years: Principal of The Vanguard
Treasurer since July 1998	Group, Inc.;Treasurer of each of the investment companies served by The
140 Vanguard Funds Overseen	Vanguard Group.

Vanguard Senior Management Team
R. Gregory Barton	Kathleen C. Gubanich	Michael S. Miller
Mortimer J. Buckley	Paul A. Heller	Ralph K. Packard
James H. Gately	F. William McNabb, III	George U. Sauter

Founder

John C. Bogle

Chairman and Chief Executive Officer, 1974-1996

1 Officers of the funds are "interested persons" as defined in the Investment Company Act of 1940.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.
   More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard ™ >www.vanguard.com

Fund Information > 800-662-7447	All other marks are the exclusive property of
their respective owners.
Direct Investor Account Services > 800-662-2739
All comparative mutual fund data are from
Institutional Investor Services > 800-523-1036	Lipper Inc.or Morningstar, Inc., unless
otherwise noted.

Text Telephone > 800-952-3335
You can obtain a free copy of Vanguard's
proxy voting guidelines by visiting our website,
www.vanguard.com,and searching for "proxy
This material may be used in conjunction	voting guidelines," or by calling Vanguard at
with the offering of shares of any Vanguard	800-662-2739. They are also available from
fund only if preceded or accompanied by	the SEC's website, www.sec.gov. In addition,
the fund's current prospectus.	you may obtain a free report on how your fund
voted the proxies for securities it owned during
the 12 months ended June 30. To get the
report,visit either www.vanguard.com or
www.sec.gov.

Vanguard, VIPER, Vanguard ETF, Connect with
Vanguard, and the ship logo are trademarks of
The Vanguard Group, Inc.	You can review and copy information about
your fund at the SEC's Public Reference
"Dividend Achievers" is a trademark of Mergent, Inc.,	Room in Washington, D.C.To find out more
and has been licensed for use by The Vanguard Group,	about this public service, call the SEC at
Inc. Vanguard mutual funds are not sponsored,	202-551-8090. Information about your
endorsed, sold, or promoted by Mergent, and Mergent	fund is also available on the SEC's website,
makes no representation regarding the advisability	and you can receive copies of this information,
of investing in the funds.	for a fee, by sending a request in either of two
ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail
addressed to the Public Reference Section,
Securities and Exchange Commission,
Washington, DC 20549-0102.

© 2006 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q6022 092006

Item 2: Not Applicable

Item 3: Not Applicable

Item 4: Not Applicable

Item 5: Not applicable.

Item 6: Not applicable.

Item 7: Not applicable.

Item 8: Not applicable.

Item 9: Not applicable.

Item 10: Not applicable.

Item 11: Controls and Procedures

        (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

        (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant‘s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

        Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD SPECIALIZED FUNDS
BY:	(signature)
(HEIDI STAM) JOHN J. BRENNAN* CHIEF EXECUTIVE OFFICER

Date:	September 19, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD SPECIALIZED FUNDS
BY:	(signature)
(HEIDI STAM) JOHN J. BRENNAN* CHIEF EXECUTIVE OFFICER

Date:	September 19, 2006

VANGUARD SPECIALIZED FUNDS
BY:	(signature)
(HEIDI STAM) THOMAS J. HIGGINS* TREASURER

Date:	September 19, 2006

* By Power of Attorney. See File Number 002-65955-99, filed on July 27, 2006. Incorporated by Reference.